DEAR contract owner:

[PICTURE APPEARS    As we move into 1999, I would like to take this opportunity
           HERE]    to reflect on the events that we have witnessed in the
                    investment markets this past year. While the U.S. stock and bond markets both posted positive returns to investors in 1998, you probably know there were a couple of bumpy periods along the way.

                    The widespread stock market volatility that began in Asia and culminated in substantial declines in some Latin American markets demonstrated quite clearly that the world's financial markets have become intertwined in recent years. Yet, the economies of these geographic regions, and even individual countries, remain less closely linked. In 1998, this difference between economic and market events highlighted the importance of maintaining a long-term perspective when pursuing long-term objectives. This perspective rewarded investors who held their assets, as equity markets rebounded significantly and closed out the year with one of the best quarters in history.

                    Twenty years ago, money moved more slowly between investment markets than it does today. The development of new communication and money-transfer technologies over the years has created a new type of investor-institutions who invest large amounts of capital in short-term opportunities throughout the world. One result is that local events which affect one financial market can quickly spill over to far-distant economies as money is moved around the globe. In some cases, the result can be the tail wagging the dog. An example is the nearly 11% decline in the U.S. stock market in August immediately following Russia's devaluation of its currency. That decline was in part due to the need by some investment companies to raise cash by selling holdings in the U.S. Maintaining a long-term perspective during such periods can help investors avoid turning a "paper loss" into a real one. Focusing on the longer term can also be key to recognizing opportunity. A basic tenet of the investment approach followed by portfolio managers who steer the underlying funds in the WM Variable Trust is that long-term investment opportunities are identified by focusing on fundamental factors such as earnings. When distortions in market prices occur due to temporary factors that do not affect fundamentals, investment managers often have opportunities to buy at below-value prices. In addition, maintaining nearly fully-invested portfolios greatly rewarded shareholders, as economic fundamentals helped push equity markets near all-time highs to close out 1998.

                    THREE KEY REASONS FOR KEEPING ON TRACK

                    STAYING FOCUSED ON INVESTMENT OBJECTIVES can help individuals withstand market turbulence. As an individual investor, how you pursue your financial goals will be affected by several factors including your investment time frame and ability to withstand a potential loss in the value of your investments. If you choose investments that are appropriate for your goals, you'll probably be less tempted to abandon your strategy during a market downturn.

                    MAINTAINING REALISTIC EXPECTATIONS is another key to keeping your equilibrium during changing markets. According to a recent survey, nearly two thirds of individual investors expect the long-term total return on their stock investments to average 12% per year or less.* That's actually lower than recent trends and in line with historical averages. For example, over the four decades that ended on December 31, 1998, the compound rate of return on the S&P 500 was exactly 12%, with periods of declining as well as rising prices. During those 40 years, there were 13 corrections in which prices slid by 10% or more before resuming their generally upward trend.**

                    Finally, FOLLOWING SOUND INVESTMENT PRINCIPLES BY DIVERSIFYING YOUR INVESTMENTS is always wise. Stock investments have captured the media's attention for the last several years, but fixed-income investments have always been an important part of a diversified portfolio, providing an income stream that can help smooth out returns. For example, during the second and third quarters of 1998, bond investments were some of the top performers while stock prices were on the decline.

                    Thank you for your continued confidence in the WM Variable Trust Funds. We are committed to continuing to serve you by providing an appropriate selection of investment vehicles and mutual funds managed by experienced professionals N just as we have for nearly 60 years.

                    Sincerely,

                    /s/ William G. Papesh

                    William G. Papesh
                    President

--------------------------------------------------------------------------------
*Source: Business Week, June 15, 1998.
**Source: Standard & Poor's. The S&P 500 is an unmanaged index that is generally considered representative of the U.S. stock market. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in an index. Past performance does not guarantee future results.

WM VARIABLE TRUST
market and economic overview

THE MARKET CLOSES STRONG IN 1998

The exceptional performance of the U.S. stock market in recent years has been driven largely by a vibrant U.S. economy. But in 1998, events in international markets also played a role in both the downside and upside.

From January through June, the Dow Jones Industrial Average Index of 30 Stocks
(DJIA) rose 13%, from 7908 at December 31, 1997 to 8952 at the end of June. But from June through August, the index fell nearly 16%, erasing all of the year's gains, as political and economic uncertainty in Asia, Eastern Europe, and Latin America roiled financial markets around the world.

While U.S. stocks have since recovered - the DJIA posted a total return of nearly 22% from September through December - a look at the events underlying the market's recent volatility provides valuable investment insights.*

AN INTERNATIONAL CONFIDENCE CRISIS SHOWING SIGNS OF RESOLUTION

The start of the summer's market slide coincided with a deepening currency crisis in Southeast Asia, which led to currency devaluations in emerging market economies in the region, including Malaysia and Indonesia. The result was a sharp decline in economic growth in these countries. Last year the International Monetary Fund (IMF) predicted a global growth rate in 1998 of 3.5%. The IMF has since revised this down to 2.2%, largely due to the Asian crisis and its ramifications on countries around the globe. Over the summer, the downturn in these "growth engine" countries put further pressure on Japan, which is still struggling to reform and stabilize its own financial institutions. Currently, the region is showing some signs of improvement as Japanese reform, coupled with economic growth in the emerging Asian regions, paved the way for increased global confidence.

Another major economic event occurred on August 17, when Russia defaulted on interest payments on $40 billion in short-term debts and devalued the Ruble. The resulting losses incurred by Russia's financial institutions led to widespread bank failures, particularly among the nation's smaller banks, and a collapse in stock prices. As the scope of Russia's problems widened, prices of U.S. stocks fell sharply, with the DJIA price index dropping 4.19% on August 27 and more than 6% on August 31.

The U.S. market's reaction to the crisis in Russia reflected short-term considerations rather than long-term fundamentals. Russia is not a significant trading partner with the U.S., and the impact on U.S. companies due to a

                         DOW JONES INDUSTRIAL AVERAGE
                           12 MONTHS ENDED 12-31-98

                             [GRPAH APPEARS HERE]

*Source: The Wall Street Journal

Note: The Dow Jones Industrial Average is an unmanaged index of 30 stocks and is sometimes used to measure the overall U.S. equity market. Individuals cannot invest directly in an index.

                      YIELD ON THE 30-YEAR TREASURY BOND
                           12 MONTHS ENDED 12-31-98

                             [GRAPH APPEARS HERE]

Source: The Wall Street Journal
Note: Represents yield on the 30-year Treasury Bond which is sometimes used to characterize the overall bond market.

slower economy in Russia is likely to be minimal. However, some investment companies in the U.S. and Europe which had invested in Russia's emerging financial markets were forced to sell U.S. stock holdings to provide cash needed to cover losses in Russia. Adding to the problems in Russia and Asia were concerns about economic stability in Latin America. These fears adversely affected stock prices in the region and remain a concern, as interest rates in Brazil and Mexico have risen sharply as central banks seek to stem capital outflows from worried investors.

During the period, Federal Reserve Chairman Alan Greenspan urged the U.S. and other developed nations to focus on efforts designed to promote economic growth. Mr. Greenspan's comments fueled a record 381 point surge in the DJIA on September 8, as Fed watchers began anticipating a cut in U.S. interest rates. This cut materialized on September 29, 1998 when the Fed lowered short-term rates by one-quarter of a percentage point. This cut was less than many investors expected, however, as evidenced by a subsequent 6% decline in the DJIA. In October, and again in November, the Federal Reserve lowered rates by an additional quarter point each time, citing slower growth in new jobs and indications of lower inflation. These moves, combined with heightened global stability, paved the way for the dramatic market rebound led by strong growth prospects for many internet and technology firms. The fourth quarter of 1998 proved to be one of the strongest quarters for equities in recent history, as markets appreciated around the globe.

OUTLOOK FOR MODEST GROWTH, LOW INFLATION

As the fourth quarter drew to a close, the outlook for fundamental economic indicators - unemployment, inflation, and interest rates - remained positive for U.S. investors. However, there are continuing concerns that pressure from a possible economic collapse in Brazil could fuel a crisis in Latin America.

Another factor positively affecting the domestic stock market was a high level of merger activity. During 1998, corporate mergers shattered the all-time record, with many of the largest mergers in history having been announced during the year.

                       ASSET CLASS PERFORMANCE DISPARITY
                           12 MONTHS ENDED 12-31-98

                             [GRAPH APPEARS HERE]

Source: Ibbotson Associates. Domestic stocks are represented by: S&P 500, S&P 400 Midcap, and the Russell 2000, respectively. International equities are represented by the Morgan Stanley Capital International regional indices. Bond indices are represented by: Merrill Lynch, Lehman Brothers, and Ibbotson, respectively. There are additional risks associated with international investing, including currency fluctuations. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuation, and therefore, an investor may have a gain or loss in principal when the shares are sold. Indices are unmanaged and individuals cannot invest directly in an index. This chart is not intended to represent the performance of any fund.

In 1999, investors will be evaluating the potential effects of the introduction of the new Euro currency. On January 1, eleven European countries comprised the European Monetary Union (EMU). With a population 10% greater than the United States, the EMU will control the world's second-largest economy and generate nearly 25% of the world's total economic output. Countries admitted into the EMU have to meet strict criteria to ensure their economic and financial strength, a factor that market analysts believe may strengthen the EMUO's competitive position and, in turn, stimulate growth and employment.

By adopting a single currency, the 11 participating countries eliminated the costs and complications associated with currency fluctuations and conversions. As a result, trade activities within the EMU may become less risky and less expensive. Cost comparisons among goods and services should also be facilitated. Monetary policy governing the Euro will be directed by the European Central Bank, an organization similar to the U.S. Federal Reserve Bank. This organization will monitor the money supply and set interest rate policy.

PREPARING FOR WHAT TOMORROW MAY BRING

Long-term investment opportunities remain attractive, both in the U.S. and abroad. But as 1998 has shown, many factors can affect investment returns from month to month. Individual investors can best prepare to weather inevitable periods of market volatility by ensuring that their investment portfolios match their goals and investment time frame.

The WM Variable Trust offers a comprehensive spectrum of professionally managed products to provide investors with appropriate opportunities to pursue their financial goals. Your Investment Representative can help you evaluate your individual circumstances, including your need for cash reserves, investment income, and long-term growth potential. He or she can then assist you in selecting a portfolio that is designed to pursue your objectives with an acceptable level of risk.

In asset allocation, we diversify among several asset classes - money market, bond, and stock investments - which helps temper the effects of market volatility on your portfolio returns over time. Stock and bond prices, for example, often do not react in identical ways to economic events. A price decline in the stock market may be partially offset by a rally in bond prices, so holding some of each in your portfolio can help smooth out your returns.

The WM Strategic Asset Manager Portfolios offer you the added convenience of investing in a portfolio that is actively managed to pursue market opportunities as they arise while seeking the potential risk reduction benefits of diversification and asset allocation. For more information on any of the Portfolios or Funds in the WM Variable Trust, speak with your Investment Representative.

                        THE RETURN OF MARKET VOLATILITY
               daily equity volatility for various periods ended
                                  12-31-98

                             [GRAPH APPEARS HERE]

Source: Bloomberg Business News. Represents daily results of the Dow Jones Industrial Average. Volatility is measured by the standard deviation of investment results. Standard deviation is a measurement of results relative to the average return. A lower standard deviation means less volatility or investment risk. Past performance is not a guarantee of future results.

TO OUR CONTRACT OWNERS:


                                WE ARE PLEASED
     TO PROVIDE YOU WITH AN OVERVIEW OF THE FUNDS IN THE WM VARIABLE TRUST
               FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998.

                       TO HELP YOU BETTER UNDERSTAND THE
                      PROFESSIONAL INVESTMENT MANAGEMENT
                     AVAILABLE TO YOU AS A CONTRACT OWNER
                       WITH INVESTMENT OPTIONS FROM THE
                           WM VARIABLE TRUST FUNDS,
                             WE HAVE ALSO INCLUDED
                  BIOGRAPHIES OF THE INVESTMENT PROFESSIONALS
                       MANAGING THE UNDERLYING FUNDS.

                                                               WM VARIABLE TRUST

INDIVIDUAL FUND reviews

WM Advisors, Inc. is the investment advisor to WM Variable Trust, and has general oversight responsibility for the advisory services provided to the underlying Funds. These services include formulating the underlying Fund's investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors supervises the individual Portfolio Managers in their day-to-day management of the underlying Funds in the WM Variable Trust family to ensure that policies and guidelines are met, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS

In order to help you understand each WM Variable Trust Fund's investment performance, we have included the following discussions along with graphs that compare the Fund's performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the unit value of the Fund as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A Fund's unit value and investment return will vary with market conditions, and the principal value of an investment when you redeem your units may be more or less than the original cost.

Where applicable, the total returns of the Funds reflect the Advisors' voluntary waiver of fees, absorption of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees and expenses had not been waived, absorbed, or reduced by credits.

Both the Fund's performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

THE YEAR 2000 PROBLEM

Many computer systems in use today cannot properly process date-related information in relation to the year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of O00O should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the underlying WM Variable Trust Fund's or Portfolios' major service providers fail to process this type of information properly, it could have a negative impact on underlying Fund or Portfolio operations and services that are provided to contract owners. Similarly, the values of certain of the underlying WM Variable Trust Funds' or Portfolios' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information.

The Advisor, Shareholder Servicing Agent and Administrator have advised the underlying Funds and Portfolios that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to avoid any such negative impact. Furthermore, the underlying Funds and Portfolios are seeking assurances from each of their key service providers that similar replacements or modifications will be completed to avoid any negative impact from this issue. In the event a key service provider cannot provide such assurances, the underlying Funds and Portfolios may consider retaining an alternative service provider.

In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the underlying Funds, Portfolios, and Advisor have no reason to believe that these goals will not be achieved.



The Funds of the WM Variable Trust may not be purchased directly but are currently available only through the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuities issued by American General Life Insurance Company. Annuity contract owner values will depend not only on the performance of the Funds, but also on the mortality and expense risk charges and administrative charges under the WM Strategic Asset Manager and WM Advantage variable annuity contracts.

MONEY MARKET fund

PORTFOLIO MANAGER:
AUDREY QUAYE
WM ADVISORS, INC.

Audrey Quaye has over five years experience in investment management and analysis. She is a Certified Public Accountant, holds an MBA, and has been with WM Advisors, Inc. since 1996.

ECONOMIC HIGHLIGHTS AND OUTLOOK

Economic data released during 1998 indicated a moderate pace of growth in the U.S. economy; however, some regions experienced a slowdown in manufacturing and export activity. Consumer confidence, which was high during most of the year, began to wane in the third quarter. Construction activity and home purchases were strong in most regions due to relatively low interest rates. Auto sales, which declined during the mid-year labor strike at General Motors Corp., have begun to show a rising trend. The labor market remained tight during most of the period; however, the unemployment rate, which declined to a 28-year low of 4.3% in April 1998, rose to 4.6% in September 1998 and then declined again to 4.3% in December 1998. The effects of economic problems in Asia and other emerging markets spilled over into the U.S. economy. This resulted in a flight-to-quality as investors purchased U.S. Treasuries in response to volatility in the equity markets and continued weakness in Japan, Asia, Russia and other emerging markets.

The Federal Reserve's Open Market Committee (FOMC) left its target fed funds rate (rate at which banks borrow from one another) of 5.50% unchanged for the first eight months of 1998, until September 29, 1998, when it cut the rate by 25 basis points from 5.50% to 5.25%. The Fed then followed with a similar move in October, and again lowered short-term rates in November. These were the first rate cuts since March 25, 1997, when the FOMC raised the Fed funds rate to 5.50% in a bid to curb inflation. The Fed took the rate action in response to mounting evidence of a slowdown in the U.S. economy and continuing turmoil in Asian and emerging markets.

The benchmark 90-day U.S. Treasury bill yield curve averaged 4.87% for the year ended December 31, 1998. The yield declined from a high of 5.35% on January 1, 1998 to a low of 3.62% on October 16, 1998, after the Fed rate action, and rose to 4.45% on December 31, 1998.

Our outlook on the U.S. bond market is cautiously bullish, as we expect inflation to remain tame and anticipate a moderate slowdown in the U.S. economy with further declines in interest rates.

PORTFOLIO STRATEGY

The WM Variable Trust Money Market Fund's net assets at December 31, 1998 totaled $31.86 million. We reduced the underlying Fund's exposure to the banking and foreign sectors. We also extended the weighted average maturity of the securities in the portfolio in view of our interest rate outlook. We intend to reduce the underlying Fund's concentration of callable securities as we anticipate further declines in interest rates.


Note: The Variable Trust Fund's Advisor waived fees or reimbursed a portion of the expenses. Without the waivers and reimbursements, yields and distribution rates would have been lower. Principal is not guaranteed or insured by the U.S. Government, and yields will fluctuate depending on market conditions. There is no assurance the Fund will maintain a stable unit value.

SHORT TERM HIGH QUALITY BOND fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Short Term High Quality Bond Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a business degree from the University of Wisconsin.

PERFORMANCE REVIEW/4/

From the underlying Fund's inception (January 12, 1994) through December 31, 1998, the Fund's average annual total return advanced 4.49%. For the 12-month period ended December 31, 1998, the Fund's total return was 5.28%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

During the 12-month period, there was a fairly significant drop in interest rates; this is positive for the Fund as its unit value (price) generally moves in the opposite direction of rates. Rates dropped by over 100 basis points (1.00%) for intermediate-maturity Treasury notes. The interest rate decline was segmented to the highest-quality assets such as Treasuries. The flight-to-quality was most evident during the period of August through October, as Treasuries outperformed all other types of fixed-income securities. Because the underlying Fund is comprised of higher-quality securities (over 70% rated AA or AAA*), it was able to capture some of the decline in rates. With a short-term fund, the most important attribute for return is the income characteristics

                      Growth of a $10,000 Investment /2/3/

                             [CHART APPEARS HERE]

Total Returns as of 12/31/98 /2/3/                                               One Year      Since Inception/8
                                                                                              (January 12, 1994)
____ Fund (without annuity expenses)/4/                                            5.28%              4.49%
     Fund (with annuity expenses)/5/6/                                             3.88%              3.03%
     Fund (adjusted for the maximum sales charge)/5/7/                            -1.87%              2.12%
---- Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index/1/        7.56%              6.59%


1 Index total returns were calculated from 1/31/94 in 12/31/98. The Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years.
     The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends distributions and do not reflect any asset-based charges for investment management or other expenses.

2 Past investment performance does not guarantee future performance. The reasons for the Fund assume reinvestment of all dividends/distributions.

3 During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

4 Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

5 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Fund. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

6 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

7 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8   Annualized.

of the securities that make up the fund.

Delving a little deeper, global economic uncertainty, stock market jitters, excess financial leverage, and the general slowdown in economic growth caused investors to shy away from perceived riskier assets. These factors, coupled with the volume of money flowing into the Treasury market and the easing of interest rates by the Federal Reserve, pushed Treasury rates to unprecedented lows. The risk aversion caused yield spreads between securities that are not guaranteed by the government, such as corporate bonds and asset-backed securities, to increase substantially. The result was that these securities underperformed Treasuries over the past year. Despite this relative performance, historical results show that investors with a long-term time horizon may benefit from having a diverse portfolio of non-government guaranteed securities*. Also, with declining interest rates, the prices of mortgage-backed securities suffered due to fears of prepayments. The extreme relative performance strength of the Treasury market has begun to subside and, therefore, we continue to invest in and hold the majority of the underlying Fund in mortgage-backed, asset-backed, and corporate securities. Because of the flight-to-quality, these securities now offer even more attractive income characteristics relative to other investments. It is important to remember that because the securities in the Fund are shorter maturity and higher quality, the income characteristics of these securities will be the dominant determinant of the return, and not the price (or unit value) movement of the underlying Fund.


WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

WM Advisors, Inc. began managing the Fund in March of 1998. In the early part of the year, we shifted the portfolio away from a heavy reliance on mortgage-backed securities to a more balanced structure. Corporate securities now make up the largest portion of the investment portfolio followed by Treasuries, asset-backed, and mortgage-related issues. The concentration in corporate securities is due to their higher yields and the fact that these securities cannot be called or prepaid (unlike mortgages). The impact of this shift was positive, as additional income and positive price movement was generated by these securities. The focus of the underlying investments of the Fund will remain in high-quality securities with an average rating of AAa. The underlying Fund invests in fixed-income securities with an average maturity of 2.4 years and an average duration of 1.9 years, limiting the volatility of price movements relative to longer-term funds.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

The intermediate and long-term outlook remains optimistic. By investing largely in a diverse portfolio of shorter-term, higher-quality securities, the price (unit value) volatility of the underlying Fund should be fairly low while the income characteristics should remain attractive, especially when compared to inflation. We continue to closely monitor and shift between different sectors of the market in an attempt to add income and relative performance to the Fund.

Slow economic growth should continue for the next 12 months, with a slight possibility that growth could slip to below potential. The economy will have a difficult time gathering momentum against the major worldwide structural forces (excess capacity, aging demographics, fiscal austerity) pushing against growth. These forces are slowly beginning to change, but it will likely be two or more years before we see anything but a slow-growth, low-inflation environment. As such, we believe interest rates should continue to trend down over the next year. These factors should create a positive environment for fixed-income securities and, therefore, a positive environment for the underlying Fund.

                       SHORT TERM HIGH QUALITY BOND fund

                             portfolio composition +

                           [PIE CHART APPEARS HERE]

++ Allocation percentages are based on total investment value of the portfolio as of 12-31-98. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and standard & Poor's. Past performance is not a guarantee of future results.
                                                         fixed- income fund

U.S. GOVERNMENT SECURITIES fund

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Craig Sosey, who has over 15 years banking and financial analysis experience and joined WM Advisors, Inc. in 1998, manages the U.S. Government Securities Fund. Mr. Sosey has a B.S. in Finance from the University of the Pacific and an MBA from the University of California Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW/4/

From the underlying Fund's inception (May 6, 1993) through December 31, 1998, the Fund's average annual total return was 6.04%. For the 12-month period ended December 31, 1998, the Fund's total return was 7.03%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Turmoil in the international financial markets, and the near collapse of several large hedge funds drove investors to the relative safety and liquidity of U.S. Treasury securities -- this flight-to-quality peaked in early October. As a consequence, huge inflows of global money came into the Treasury market. Interest rates on long-term Treasury bonds dropped to a record low during the period, falling under 5%. Rates on nearly all Treasury maturities fell between 80 and 115 basis points (0.80%-1.15%) over the past 12 months. The yield curve (difference between short- and long-term yields) flattened significantly as the two-year note ended the period at

                  Growth of a $10,000 Investment /2/3/

                             [CHART APPEARS HERE]

Total Returns as of 12/31/98 /2/3/                          One Year     Five Years/8/    Since Inception/8/
                                                                                              (May 6, 1993)
____ Fund (without annuity expenses)/4/                      7.03%         6.37%              6.04%
     Fund (with annuity expenses)/5/6/                       5.59%         4.90%              4.56%
     Fund (adjusted for the maximum sales charge)/5/7/      -0.16%         4.16%              3.91%
____ Lehman Brothers U.S. Government Index/1/                9.85%         7.18%              7.38%
---- Lehman Brothers U.S. Mortgage Index/1/                  6.97%         7.23%              6.95%


1 Index total returns were calculated from 5/31/93 to 12/31/98. The Lehman Brothers U.S. Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers U.S. Mortgage Index includes all agency mortgage-backed securities.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

2 Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

3 During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

4 Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

5 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Fund. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

6 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

7 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8  Annualized.

4.53%, while the 30-year bond closed at 5.09%. As a result of this drop in rates and the flight-to-quality and liquidity, other fixed-income securities advanced, but did not perform nearly as well as Treasury securities.

Spreads on mortgage-backed securities (MBS) widened dramatically during the third quarter as investors became increasingly worried about faster prepayments given the low interest rate environment. In addition, a great deal of selling by hedge funds and mortgage originators kept pressure on MBS spreads. Given the high percentage of MBS held by the underlying Fund, this widening spread kept the Fund from performing as well as might have been expected. Although MBS have prepayment risk, they may also provide a strong level of income.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The increased spreads and the flat yield curve (marginal differences between yields of short-and long-term securities) decreased the attractiveness of the mortgage "dollar-roll" market, as a way to increase the income earned by the securities in the Fund. A fund uses dollar-rolls by selling securities and simultaneously contracting to repurchase similar securities in the future. As a result of our outlook, all of the dollar-rolls were removed from the underlying portfolio during the period. We maintain our focus on mortgages and the additional income that they can provide. The intermediate-term maturities of the securities held by the Fund also was a benefit to overall Fund performance as intermediate yields dropped more than both short-and long-term yields.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

We believe the Fund has the opportunity to perform very favorably over the intermediate and longer term. Eventually, we believe mortgage spreads will come back to a more historical average, while continuing to provide higher levels of income than Treasuries. Once interest rate volatility calms down and the initial wave of mortgage refinancing is finished, spreads should tighten, resulting in very good overall performance of these holdings. We will continue to rely heavily on mortgage-backed securities to provide a high level of income and, therefore, the overall return.

The interest rate environment over the next 12 months should continue to be volatile, although rates in general should trend downward. Overall, the worldwide economy should remain sluggish, negatively impacting the domestic growth. However, given an accommodating Federal Reserve Bank and strength in many areas, the U.S. economy should not fall into a recession. The possibility of certain events, such as a devaluation of a major Asian or Latin American currency or collapse of a large hedge fund, will keep the markets volatile and could potentially deepen economic problems throughout the world and cause problems in the United States.


                          U.S. GOVERNMENT SECURITIES

                          fund portfolio composition+

                           [PIE CHART APPEARS HERE]


+ Allocation percentages are based on total investment value of the portfolio as of 12-31-98.


                                                         fixed-income fund

INCOME fund


PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a business degree from the University of Wisconsin.

PERFORMANCE REVIEW/4/

From the underlying Fund's inception (May 7, 1993) through December 31, 1998, the Fund's average annual total return was 6.90%. For the 12-month period ended December 31, 1998, the Fund advanced 7.45% on a total return basis. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

During the 12-month period, there was a fairly significant drop in interest rates; this is positive for the Fund as its value generally moves in the opposite direction of rates. Rates on intermediate-maturity Treasury notes dropped by over 100 basis points (1.00%). Yet, for much of the period, the interest rate decline was segmented to the highest-quality assets such as Treasuries. The flight-to-quality was most evident during the period of August through October, as Treasuries outperformed all other types of fixed-income securities. To summarize, despite the drop in rates and corresponding increase in price of Treasury securities, corporate securities, which

                        GROWTH OF a $10,000 Investment /2/3/

                             [CHART APPEARS HERE]

Total Returns as of 12/31/98 /2/3/                              One Year   Five Years/8/   Since Inception/8/
                                                                                             (May 6, 1993)
____ Fund (without annuity expenses)/4/                          7.45%         6.67%              6.90%
     Fund (with annuity expenses)/5/6/                           5.92%         5.18%              5.41%
     Fund (adjusted for the maximum sales charge)/5/7/           0.17%         4.45%              4.79%
---- Lehman Brothers U.S. Government Index/1/                    8.59%         7.74%              8.00%
---- Lehman Brothers U.S. Mortgage Index/1/                      9.47%         7.30%              7.51%

1 Index total returns were calculated from 5/31/93 to 12/31/98. The Lehman Brothers U.S. Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers U.S. Mortgage Index includes all agency mortgage-backed securities.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses .

2 Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

3 During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

4 Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

5 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Fund. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

6 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

7 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8  Annualized.

make up a significant portion of the holdings of the underlying Fund, significantly underperformed the U.S. Treasury market. Corporate yields fell by only 50 basis points for intermediate "A" or average quality securities, and therefore, the price increase was half that of similar maturity Treasuries. Typical of a fund of this nature, the income characteristics of the securities produced the majority of the overall return to contract owners during the year. The performance of the higher-risk securities (below investment grade) in which the underlying Fund invests, was neutral, as a few did poorly and a few did exceptionally well.

Looking a little deeper, global economic uncertainty, stock market jitters, excess financial leverage, and the general slowdown in economic growth caused investors to shy away from perceived riskier assets. These factors coupled with the volume of money flowing into the Treasury market and the easing stance of the Federal Reserve, pushed Treasury rates to unprecedented lows. The risk aversion caused yield spreads between securities that are not guaranteed by the government, such as corporate bonds, to increase substantially. Despite the underperformance of corporate securities, historical results show that fixed-income investors with a long-term time horizon may benefit from having a diverse portfolio which includes non-government guaranteed securities. The income generated from these securities can be substantial relative to similar maturity Treasuries. The extreme relative performance strength of the Treasury market has begun to subside and, therefore, we continue to invest in and hold the majority of assets in corporate securities. Because the corporate rates did not drop as much as government rates, these securities now offer even more attractive income potential relative to other investments.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no shifts that had a significant impact. We strive to meet the objective of current income by investing a significant portion of the portfolio in corporate securities. The underlying securities in the Fund have an average rating of A-a and average nearly 12 years in maturity and 6.4 years in duration (a measure of the price sensitivity to changes in interest rates). The general theme of the Fund has been to concentrate purchases in the less economic sensitive sectors of the market, like healthcare, consumer non-durables and defense companies.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

The intermediate outlook of the Fund looks positive as the worries that caused the recent underperformance of non-government guaranteed securities should diminish. As yield spreads between Treasuries and corporate securities close, we may see relative performance strength shift back to the corporate sector. The longer-term outlook remains the same. By investing largely in intermediate-maturity securities issued by corporations, conducting proprietary research, and maintaining an average risk profile, the volatility of the underlying Fund should be reasonable, and the income characteristics should be attractive, especially when compared to inflation.

Slow economic growth should continue for the next 12 months, with a slight possibility that growth could slip to below potential. The economy will have a difficult time gathering momentum against the major worldwide structural forces (excess capacity, aging demographics, fiscal austerity) pushing against growth. These forces are slowly beginning to change, but it will likely be two or more years before we see anything but a slow-growth, low-inflation environment. As such, we believe interest rates should continue to trend down over the next year. These factors create a positive environment for fixed-income securities and, therefore, a positive environment for the underlying Fund.

                                  INCOME fund

                            portfolio composition+

                           [PIE CHART APPEARS HERE]

+ Allocation percentages are based on total investment value of the portfolio as of 12-31-98. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's Past performance is not a guarantee of future results.
                                                             fixed-income fund

GROWTH & INCOME fund

PORTFOLIO MANAGER:
WM ADVISORS, INC.

The equity team at WM Advisors, Inc. manages the underlying Fund. The firm has roots in the investment industry dating back nearly 60 years and has managed money through multiple economic and market cycles.


PERFORMANCE REVIEW/4/

From the underlying Fund's inception (January 12, 1994) through December 31, 1998, the Fund advanced 19.51% on an average annual total return basis. For the 12-month period ended December 31, 1998, the Fund's total return was 18.98%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period began with strong results as, although volatile, large-cap stocks advanced to new highs. The positive performance lasted until July when markets began to slide in the midst of global turmoil and uncertainty. August proved to be a very negative month, with the S&P 500 dropping nearly 15%. The period closed on a positive note as an accommodative monetary policy aided in quelling some of the unrest worldwide, and the stock market rebounded significantly. Performance of the overall market was concentrated in the largest, most-liquid, mega-caps of the S&P 500. Small stocks gained some ground late in the year, but underperformed for the fifth year in a row. Fundamental style factors

                     GROWTH OF A $10,000 INVESTMENT /2/3/

                             [GRAPH APPEARS HERE]



Total Returns as of 12/31/98 /2/3/                               One Year     Since Inception/8/
                                                                              (January 12, 1994)
____ Fund (without annuity expenses)/4/                           18.98%             19.51%
     Fund (with annuity expenses)/5/6/                            17.10%             17.82%
     Fund (adjusted for the maximum sales charge)/5/7/            11.36%             17.30%
---- Standard  & Poor's 500 Composite Index/1/                    28.58%             23.67%


1 Index total returns were calculated from 5/31/93 to 12/31/98. The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds. The Lehman Brothers BBB Index represents all investment-grade, corporate debt securities.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

2 Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

3 During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

4 Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

5 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Fund. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

6 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

7 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8  Annualized.

also played a significant role in Fund performance as the growth style advanced nearly three times more than the value style employed by the Fund. Overall, while the Fund performance was positive, it underperformed the S&P 500 for the 12-month period.

Although many of the stocks in the portfolio were out of favor relative to the largest positions in the S&P 500, we continue to believe we own many good businesses that are trading at attractive prices. We utilized the volatility in the markets to buy positions in companies whose prices had been pushed down to levels under our overall valuation of those firms. The short-term weakness in financial markets and the corresponding market rally was an excellent example of the benefits of a long-term focus to equity investment, as we continue to stress a buy and hold, value-oriented philosophy.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

During the period, large technology companies dominated the markets as holdings such as Microsoft and EMC Corporation appreciated significantly, positively contributing to the overall performance of the Fund. In addition, drug holdings contributed positively toward overall Fund performance as many pharmaceutical firms, such as Warner Lambert, performed very well. The Fund was negatively impacted by its exposure to the aerospace and energy sectors. For example, Northrup Grumman declined throughout the period, slightly dragging down the positive overall results of the securities held by the Fund. Another disappointment was Penncorp Financial, which lost much of its value before it was sold.

An environment of slow growth and low inflation helped our overweighted position in foods and drugs, as these sectors provided relative performance strength. Strong domestic economic growth was good for retail and consumer cyclical stocks, but we were underweighted in these sectors. The underlying Fund benefited from its position in Wal-Mart, as the company's stock price more than doubled over the course of the year. We used the decline in equity prices in the fall to pick up fundamentally strong financial holdings; these stocks subsequently led the market through the end of the year. We will maintain our focus of finding strong companies at good valuations. Although value investing has underperformed growth recently, we feel that our commitment to this approach has the opportunity to reward contract owners over the long term.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

Our economic outlook is positive, as interest rate easing by the Federal Reserve was quite beneficial to stocks and very tame inflation gives the Federal Reserve additional flexibility in enacting monetary policy. Low interest rates and strong consumer spending should keep the economy moving forward, although some slowing could result as reduced corporate capital spending and lower offshore demand for U.S. goods works its way through the economy. We think that small-and mid-cap stocks are undervalued and oversold, and the underlying Fund's positions in these firms could provide strong relative performance in the coming months. We have 30% of our holdings in mid- and small-company stocks, making the overall representation of the Portfolio less than that of the S&P 500. Lower interest rates are especially good for these holdings. Long-term prospects for the securities held by the underlying Fund are very strong and patience should be rewarded. Valuations for the market as a whole look very rich, but disparities with respect to market capitalization or overlooked sectors create some compelling investment opportunities. Another positive demographic factor is the currently low global savings rate. We feel that as the population ages, this rate will increase and more money will head into investments. Overall, we expect slow growth and low inflation in 1999, a scenario that is positive for financial assets.


                             GROWTH & INCOME fund

                            portfolio composition+

                           [PIE CHART APPEARS HERE]

+ Allocation percentages are based on total investment value of the portfolio as of 12-31-98. Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                    equity fund

GROWTH fund

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL
CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW/4/

From the underlying Fund's inception (May 7, 1993) through December 31, 1998, the Fund advanced 23.14% on an average annual total return basis. For the 12-month period ended December 31, 1998, the Fund's total return was 59.04%, doubling the return of the S&P 500 (see chart below).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A strong domestic economy and benign inflation lifted the markets broadly in the first half of the year. However, after the viability of several emerging market economies came into question, global markets encountered a difficult stretch during the late summer and early fall. In response to these developments, the Federal Reserve attempted to allay the growing credit crunch by cutting interest rates three times. These easings alleviated the mounting credit crisis and restored the market for "riskier" securities. As a result, money flowed out of the relative safety of U.S. Treasuries and into other investments. This provided support for the subsequent rally in stocks, which maintained its momentum for the rest of the year.

Looking back, the performance of the market was somewhat surprising given the prevalence of negative headlines; especially in the fourth quarter, when investors essentially ignored the presidential impeachment, the attack on Iraq, and negative earnings pre-announcements from many huge industrial corporations. Instead, they focused on interest rates, fevered consumerism, and the rising secularity of the Internet. As a result, stocks that had any link to the Internet soared.

Early in the year, our focus in pharmaceutical and prominent technology companies led the underlying Fund to strong results. During the tumult of the late summer, when the market became more

                      Growth of a $10,000 Investment/2/3

                             [CHART APPEARS HERE]

Total Returns as of 12/31/98 /2/3/                       One Year   Five Years/8/   Since Inception/8/
                                                                                      (May 7, 1993)
____ Fund (without annuity expenses)/4/                    59.04%        23.72%             23.14%
     Fund (with annuity expenses)/5/6/                     56.97%        22.23%             21.62%
     Fund (adjusted for the maximum sales charge)/5/       51.26%        21.85%             21.32%
---- Standard & Poor's 500 Composite Index/1/              28.58%        24.06%             22.41%


1 Index total returns were calculated from 5/31/93 to 12/31/98. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

2 Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

3 During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

4 Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

5 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Fund. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

6 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.
7 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.
8  Annualized.

challenging, the concentration of high-quality companies brandishing either broad franchises or niche products served contract owners well. When the market began its rebound in October, investors no longer evaluated potential investments on the criterion of liquidity, but rather on their fundamentals. This change in attitude benefited the Fund immensely in the fourth quarter. We have always believed that, against an uncertain economic backdrop, investors would be willing to pay a premium for earnings growth. We believe some of the outcome was a function of the positive characteristics of the "new economy" outweighing the lumbering "industrial economy". To us, the new economy is represented by growth, with an absence of inflation, and is driven by productivity and efficiency. We believe that the productivity benefits of technology and the meteoric rise to prominence of the Internet are undeniable.

As such, the securities in the Fund were positioned to capitalize on these trends. For instance, our position in Amazon.com enjoyed a tremendous run. While the company has achieved a high valuation by virtually any traditional measure, we believe that the company's potential is open ended. Amazon has moved beyond simply being an Internet bookseller. It is branching out into additional product offerings, and we have found that its prominent brand is transferable.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Investors' growing infatuation with Internet-related stocks contributed significantly to the Fund's superior showing late in the year, particularly our position in America Online (AOL), which had a memorable fourth quarter. The good news started in November, when AOL announced it would acquire Netscape. Shortly thereafter, the company also announced a strategic alliance with Sun Microsystems. These two developments cemented AOL as the preeminent Internet franchise. More interesting news came in December, when the company reported that traffic on its shopping channel had risen over 350% in the year. Furthermore, AOL said that not only were more people shopping on the Internet, but they were also spending more money, on average over 50% more. In many investors' minds, this information signified that the Internet had arrived as a legitimate consumer forum.

We also found several compelling ideas in the telecommunications area. For instance, our position in Nokia, the Finnish digital handset manufacturer, also excelled. Nokia has continued to take share from Ericsson and Motorola in the digital handset market. However, we are also interested in the company's digital infrastructure equipment arm, an area in which Nokia has established itself as the legitimate number two player. While the market itself is growing, Nokia has done an exceptional job with its execution strategy. The company has continued to enjoy double-digit revenue growth in even the most depressed economies of Southeast Asia.

Despite the strong performance, there were a few disappointments. Our pharmaceutical holdings, which bolstered performance all year, endured a difficult stretch at year-end. Congress is growing increasingly concerned about drug price inflation, and there is widespread speculation that the legislative body might initiate some form of price regulation. Against this difficult backdrop, our position in Warner-Lambert had a particularly challenging period after reports emerged that several patients taking Rezulin, the company's diabetes drug, had died from liver complications. However, Lipitor, the company's anti-cholesterol drug, continued to enjoy tremendous success. Although we trimmed some of the position, we remain optimistic on the company's drug pipeline.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

As we look ahead to 1999, the possibility of slower economic growth is a very real one. While this might be negative for the majority of stocks, some companies will be relatively immune to the economic environment. As we saw in the fourth quarter, even though several companies announced that they were finding it difficult to build their businesses in an environment of slower growth and selective consumerism, the market still found several companies to embrace.

We will continue to search for these exciting franchises.

Considering the prevalence of seemingly contradictory economic data, it is difficult to forecast economic health that far into the future. If the domestic economy existed in a vacuum, then it would be a safe bet that the expansion may continue throughout 1999. However, the domestic economy is closely tied to the events in the global economy. Because there is so much uncertainty in Brazil and Japan, it is nearly impossible to assess the domestic economy. Nevertheless, one of the characteristics that we look for in a company is pricing power. We want to own companies that possess either a prominent brand or a niche product with substantial barriers to entry for competitors. Either one of these attributes allows companies to protect their profit margins, which we hope will allow them to flourish in spite of the economic environment.

                                  GROWTH fund
                            portfolio composition+

                           [PIE CHART APPEARS HERE]

+ Allocation percentages are based on total investment value of the portfolio as of 12-31-98. Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                  equity fund

BOND & STOCK fund

PORTFOLIO MANAGER:
JEFFREY D. HUFFMAN
WM ADVISORS, INC.

The equity team, led by Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc., has managed the Bond & Stock Fund since its inception. Mr. Huffman is a Chartered Financial Analyst, holds an MBA, and has over 12 years of investment management experience.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Since the Fund's inception in April of 1998, large-cap growth stocks led the stock market, while the value style employed by the underlying Fund has been out of favor. The performance disparity between the two styles was the largest in over twenty years of growth versus value measurement, as the growth stocks of
the S&P 500 outperformed the value stocks by over 27% for the year.   We
believe, over time, the disparity between growth and value will close and therefore maintain our value discipline. In addition, global uncertainty caused significant equity market volatility during 1998. This began in Asia and spread into Latin America and Russia with currencies and markets crashing. This decline in equity prices in August and September allowed us to purchase higher-quality assets at prices we feel represent excellent value. For example, we added equity positions in Pepsico, Xerox, Mattel, T. Rowe Price, and Carnival Cruise Lines. At the same time, we eliminated several names from the portfolio where fundamental prospects had weakened. The net result was an increase in the overall quality of the portfolio without materially altering its valuation characteristics. We were able to add strong positions to the underlying Fund without increasing the overall portfolio risk.

Fixed-income markets were strong as inflation all but disappeared. Higher-quality bonds fared best in the turbulent market of late summer as a flight-to-quality ensued. Treasuries tended to perform better than similar maturity corporate and mortgage holdings. We positioned the underlying portfolio with a bias towards Treasuries, gaining some relative performance strength in the fixed-income arena. We maintained a duration (a measurement of price sensitivity to changes in interest rates) of the securities held by the underlying Fund longer than the duration of our benchmark. This also aided division performance as rates declined for much of the period. Although we overweighted Treasuries relative to corporate holdings, we did take advantage of the widening in spreads
to add high-quality (A-rated)   financial issuers at cheap relative prices.
These issues provided positive results as the corporate market closed the year on a good note.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We maintain a diversified approach to our underlying investment selection. The securities held by the underlying Fund range from common stocks, real estate investment trusts, and convertible securities to U.S. Treasury issues, corporate bonds, and mortgage-backed securities. This serves to mitigate risk as well as provide the opportunity for growth. Our concentration in high-quality equity investments during the downturn of the summer and fall led to good performance in the fourth quarter of 1998. We also added positions in financial stocks over the course of the year; these holdings led the market's advance in the latter part of 1998. Despite the volatility in the market, we think the low inflation environment provides a positive backdrop that continues to favor the long-term ownership of both stocks and bonds.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

Our outlook for the Fund is positive. The economic backdrop to the financial markets appears good, as low interest rates and strong consumer demand propel the domestic economy forward. A low level of capacity utilization also suggests that inflation may remain tame and gives the Federal Reserve the flexibility to lower interest rates if growth slows. This slowing could occur as reduced corporate capital spending and lower offshore demand for U.S. goods works its way through the economy. Valuations for many sectors of the market appear very rich, which could lead to stock price corrections if earnings growth does not meet lofty expectations. However, we are still able to find value in this market, as valuation disparities in market capitalization or overlooked sectors create solid investment opportunities. Our strategy focuses on quality and value. Our overriding objective continues to be that of maintaining a broadly diversified portfolio of quality investments that have the potential to reward contract owners without taking unnecessary risk.

                               BOND & STOCK fund

                            portfolio composition*

                           [PIE CHART APPEARS HERE]

+  Source:  Ibbotson Associates
++ Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.
+ Allocation percentages are based on total investment value of the portfolio as of 12/31/98.

                                                                     equity fund

NORTHWEST fund

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

The equity team, led by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Fund since its inception. He is a Chartered Financial Analyst, holds an MBA, and has over 11 years of continuous investment experience.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Equity markets were extremely volatile during the period, which was magnified in the small-capitalization area where the underlying Fund invests. Small-caps underperformed large-caps after the inception of the Fund, eventually dropping nearly 40% in four months (as measured by the Russell 2000 Index). The Fund bounced back significantly in September and October and closed out the year with very strong results. Over the period, the Fund was particularly impacted by its high concentration in small-cap technology holdings as the sector was especially damaging early, then led the market rebound. The weakness was largely due to the perceived dependency of small technology companies on the economies of Asia. Equities of companies with such exposure were indiscriminately sold by many market participants as the impact of the Asian crisis created concern for investors. In addition, semiconductor and personal computer manufacturers dealt with excess inventory for much of the year, impacting their performance and the performance of their suppliers. As improvements in Asia developed, these stocks rallied, and a technology-led rebound ensued. Holdings such as Microsoft and Micron Technology doubled in value in 1998. Conversely areas such as Basic Industry and Aerospace hurt overall results; companies such as Schnitzer Steel and Boeing lost value over the course of the year.

Although market volatility increased in 1998, our long-term investment focus remains unchanged. We will continue to seek out strong companies located or doing business in the Northwest region of the United States. In fact, with the market pullback in the summer and fall, we were able to find good companies at attractive valuations. This strategy paid off as the Fund appreciated significantly in the fourth quarter. Our basic buy-and-hold strategy continues as we maintain our long-term approach to stock selection. Short-term volatility serves as a reminder of the significance of a long-term outlook and highlights the importance of keeping sight of your financial goals.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Early in the period, the Fund benefited from holdings in the retail and technology sectors. Throughout the course of the summer, prices fell across the board with almost no company left untouched. With over 50% of the portfolio invested in small-cap companies, the Fund was especially vulnerable. After the Asian crisis unwound and small-cap stocks dropped in value, we increased the weighting of these holdings in the portfolio. The valuations appeared compelling as many stocks had dropped 50% in price, providing a great buying opportunity. Holdings such as Immunex and Multiple Zones International provided very positive performance in the fourth quarter. We also reduced our exposure to both retail and financial stocks that may be impacted if the economy of the Northwest slows.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

Until global unrest is resolved, we expect volatility in both the equity markets and performance of the Fund to continue. It is still too early to understand all of the ramifications of the crash in global emerging markets on worldwide growth and demand for goods. We continue to stress that long-term investing and patience should be rewarded. The portfolio is geared towards a longer-term time horizon and should be able to withstand short-term market volatility. While the economy of the Northwest region is very important to the Fund, many companies such as Microsoft, Boeing, Starbucks, Intel, and Micron Technology have a national or a global scope and bring increased levels of economic diversification to the Fund. As small-cap stocks have been battered over the summer, good values and the possibility of some catch-up in relative performance create a positive environment for the Fund.

We expect both regional and national economies to slow in the coming months. The effects of an overall global slowdown will be felt in the United States, but lower interest rates should mitigate the magnitude of the impact. The diversity of the Northwest economy should also continue to provide benefit, as invest-ments are spread across multiple sectors. Regional employment factors will play a role in economic advances, as the effects of workforce reductions by Boeing will ripple through the area. Conversely, Microsoft continues to aggressively hire and is spending in excess of $3 billion on research and development in fiscal 1999 alone.

                                NORTHWEST fund

                            portfolio composition+

                           [PIE CHART APPEARS HERE]

+ Allocation percentages are based on total investment value of the portfolio as of 12/31/98. Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                     equity fund

EMERGING GROWTH fund

PORTFOLIO MANAGERS:
DAVID SIMPSON &
LINDA WALK
WM ADVISORS, INC.

The Fund is co-managed by David Simpson and Linda Walk of WM Advisors, Inc. and assisted by the entire equity team. Mr. Simpson and Ms. Walk began managing the Fund on March 23, 1998. Both managers are Chartered Financial Analysts and have experience in small-cap management.

PERFORMANCE REVIEW/4/

The underlying Fund gained 8.09% during the past year, while the benchmark, the Russell 2000 Index, lost-2.54%. It was a difficult period, but the Fund closed out the year with strong performance.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Through the third quarter of 1998, investors showed increased risk aversion, which presented itself by a flight-to-quality and liquidity. This phenomenon surfaced through severe underperformance of all small-cap holdings relative to the overall market, as renewed concerns about Asia pushed investors and money managers into larger-cap, more liquid stocks. In addition, near the end of the fiscal year, tax-loss selling by small-cap mutual fund managers reached record levels and pushed prices down even lower. The result was an historically large performance disparity between large- and small-cap stocks. This severely hampered the underlying Fund's performance as approximately 80% of assets are invested in small-company equities. Smaller-capitalization companies continued to receive lower valuations relative to the larger companies represented in the S&P 500-with every relative valuation measure below its historical average. This trend reversed itself in October as the year closed with very strong performance in small-caps, rewarding long-term, patient investors.

The value style of many of our holdings severely underperformed a growth or earnings momentum

                    GROWTH OF A $10,000 INVESTMENT/2/3/

                             [CHART APPEARS HERE]

Total Returns as of 12/31/98 /2/3/                             One Year       Since Inception/8/
                                                                              (January 12, 1994)
_____  Fund (without annuity expenses)/4/                        8.09%             13.11%
       Fund (with annuity expenses)/5/6/                         6.23%             11.49%
       Fund (adjusted for the maximum sales charge)/5/7/         0.48%             10.83%
-----  Standard & Poor's 500 Composite Index/1/                 28.58%             23.67%
_____  Russell 2000 Index/1/                                    -2.54%             11.38%

1 Index total returns were calculated from 1/31/94 to 12/31/98. Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses.

2 Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

3 During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

4 Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

5 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Fund. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

6 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

7 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8  Annualized.

approach. WM Advisors, Inc. began managing the Fund in March of 1998 and focused on overweighting sectors such as technology, which previously had a significant underweight. While this sector was very volatile in 1998, it led the market, and we believe the long-term prospects are strong. We also brought down the overall average market capitalization of the securities in the Fund as well as the average valuation or price-to-earnings multiple. We tend to focus more on valuations, looking for excellent companies at reasonable prices. We believe that despite the volatility seen in 1998, this strategy will provide long-term value for contract owners of the underlying Fund.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We reduced our exposure to consumer cyclical stocks, which had previously been significantly overweighted. In that sector, many companies had reached valuation multiples which were at ten-year highs, leaving them vulnerable in a slowdown. Given the global uncertainty, we encountered liquidity problems with a few foreign issues in the Fund. Another area of concern was small-cap technology, which was hit very hard in the third quarter (even for companies whose fundamentals remained strong) as investors became increasingly risk averse. Technology hardware companies were particularly challenged by the Asian situation as well as short-term inventory shifts at companies (such as Compaq Computer) which were beginning to use a direct sales model and were liquidating inventory. As the inventory situation improved and there was hope for a bottom in the Asian crisis, small-cap technology stocks shot dramatically upward in the fourth quarter of 1998. This resulted in exceptionally strong performance for the Fund in the fourth quarter and also helped the Fund to significantly outperform its small-cap benchmark (Russell 2000) for the 12-month period ended December 31, 1998.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

We have had the opportunity to invest in strong companies at compelling valuations. Even with the recent upward movement in prices, small-cap technology companies, in particular, appear to have reasonable valuations and have an excellent long-term outlook. Our overall focus will continue to be investing in companies with solid growth opportunities and strong management teams. This strategy should benefit contract owners over the long term. The combination of aggressive tax-loss selling, high cash reserves of many fund managers, and a deeply oversold condition, have created an environment for a material rally for the smaller-cap growth issues. For this rally to be sustained, the group must deliver strong earnings growth over the next several quarters. If they can do this, we may see a parallel to 1990-1992, where large-cap profits suffered while small-cap earnings remained robust.

We believe there is likely to be improved relative performance by small- and mid-cap stocks that still appear to be inexpensive as a result of the sharp widening of the risk premium. As global risk premiums come down, small-cap stocks could continue to rally, adding to results of the fourth quarter.

We forecast slowing growth for the U.S. economy as consumer spending, inventory accumulation, and business investments weaken modestly. In addition, we see declining corporate profits, tighter credit conditions, and a slightly stronger trade drag through year-end 1999. While we feel that a recession is possible, it is not likely due to three major factors: structural changes in the economy making the business cycle less volatile (e.g. just-in-time inventory management), declining interest rates, and the ability of policy makers to prevent a recession by aggressively easing monetary and fiscal policy. Globally, Brazil and Japan remain important wild cards in this picture.

A credible fiscal package from Brazil and viable bank restructuring from Japan would calm market jitters. We also see a reduction in global risk premiums across a broad class of assets as capital concerns begin to moderate at the margin. However, it is possible that any of these issues could re-emerge and frighten investors, re-inflating risk premiums. Since small-cap stocks sit as the highest risk investment in the U.S. equity market, the recent reduction in risk premiums and a lessening magnitude of global unrest have been particularly beneficial to the underlying Fund.

                             EMERGING GROWTH fund

                             portfolio compostion+

                           [PIE CHART APPEARS HERE]

+ Allocation percentages are based on total investment value of the portfolio as of 12/31/98. Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                     equity fund

INTERNATIONAL GROWTH fund

PORTFOLIO MANAGER:
WARBURG PINCUS ASSET MANAGEMENT, INC.

The following team has been primarily responsible for managing the International Growth Fund: Richard H. King, Managing Director, joined Warburg in 1989 to found the international equity department and has 33 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior Fund manager at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Vincent J. McBride, Senior Vice President, has 12 years of investment experience. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994. He also served as international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

PERFORMANCE REVIEW/4/

From the underlying Fund's inception (May 7, 1993) through December 31, 1998, the Fund's average annual total return was 5.75%. For the 12-month period ended December 31, 1998, the Fund's total return was 5.20%. Although a disappointing year, the Fund closed the period with strong results. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The International Growth Fund had disappointing performance over the 12 months ended December 31, 1998, and underperformed its benchmark by a considerable margin (5.20%4 for the Fund vs. 20.34% for the EAFE index and 14.09% for the Morgan Stanley All Country World ex-U.S.


                     GROWTH OF A $10,000 INVESTMENT/2/3/

                             [GRAPH APPEARS HERE]

Total Returns as of 12/31/98 /2/3/                           One Year     Five Years/8/    Since Inception/8/
                                                                                             (May 7, 1993)
_____  Fund (without annuity expenses)/4/                         5.20%         3.94%              5.75%
       Fund (with annuity expenses)/5/6/                          3.67%         2.48%              4.27%
       Fund (adjusted for the maximum sales charge)/5/7/         -2.08          1.67%              3.62%
-----  Morgan Stanley Capital International EAFE Index/1/        20.34          9.50%              9.61%

1 Index total returns were calculated from 5/31/93 to 12/31/98. The Morgan Stanley Capital International EAFE Index (OEAFEO) represents the stock markets of Europe, Australia, New Zealand and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

2 Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

3 During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

4 Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

5 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Fund. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

6 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

7 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8  Annualized.

Index). This reflected both untimely regional allocations and weakness in specific stocks. Regional allocations that hurt the Fund included its Latin American exposure, which, while a relatively small portion of the underlying Fund's assets throughout the period, proved a considerable liability, given the substantial declines suffered by that region's stock markets. Also exerting a sizable drag on Fund performance was the relatively high level of exposure to the Asia-Pacific region of the Fund heading into the period (we subsequently reduced that exposure significantly), as these markets were then in the midst of a substantial sell-off triggered by Thailand's currency devaluation. The Fund was also hurt significantly on an opportunity-cost basis by its underweighting in Europe in the first few months of 1998, a period that saw a significant rally in those markets.

The period saw a marked divergence in performance among foreign stock markets. European markets enjoyed impressive gains, benefiting from a host of factors, including low inflation, falling interest rates and optimism regarding the approach of European Monetary Union. Markets elsewhere saw far less favorable results. Among developed markets, Japan was a noteworthy casualty, weighed down by mounting concerns over its economy and, in particular, its troubled banking sector. Emerging markets suffered sharp losses across the board, as the economic and financial contagion that began following the Thai Baht devaluation in mid-1997 continued to spread, dragging down markets from Asia to Eastern Europe to Latin America.

WERE THERE ANY SHIFTS IN THE UNDERLYING FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The positions in the Fund continued to shift emphasis to Europe and out of Asia early in the period (continued from late 1997), with fairly large weightings being placed in economically-sensitive stocks. This was based on our view that there was considerable value in that sector. This served the Fund well for a time but ultimately proved costly, as these stocks sold off heavily and indiscriminately in August and September amid the worldwide market downturn and widening fears of global recession. The securities held by the Fund were concentrated in European financial stocks heading into that period; these too fell sharply, largely due to worries over their exposure to Russia and other emerging markets.

In the fourth quarter, we reduced the Fund's industrial-cyclical holdings, particularly its "deep-cyclical" exposure (chemicals, steel, commodities, etc.), in favor of more stable-growth-type companies, a move based both on valuation considerations and on our outlook for relatively modest economic growth in Europe, and globally, in 1999. Concurrently, we have maintained a presence in specific consumer cyclicals, since we expect domestic demand in Europe to remain healthy, fueled by rising real wages and still-high levels of consumer confidence. We may look to increase that weighting again at some point during the year on the assumption that global growth will pick up in the year 2000. We also increased the Fund's defensive holdings during the quarter, focusing on pharmaceuticals, electric utilities and telecommunications issues.

WHAT IS THE OUTLOOK FOR BOTH THE UNDERLYING FUND AND THE OVERALL ECONOMY?

As of December 31, 1998, the underlying Fund had 77% of its assets in European holdings. This reflects our belief that Europe remains, on the whole, a relatively attractive investment environment, especially viewed from a risk-adjusted perspective. Though admittedly there are some near-term uncertainties surrounding the Euro's introduction, as well as a number of economic and political question marks, we still favor the prospects of the region.

In the Asia-Pacific region, we continue to tread cautiously and consider this the prudent course, despite the sizable rallies in some of these markets in the fourth quarter. Economic fundamentals for most of these countries remain quite
weak, as does the general outlook for corporate profits.   Similarly in Japan,
we are still a bit reluctant given the troubled economic environment, and remain highly focused in our stock selection there.

With 1998 now behind us, we have our sights firmly set on the year ahead, and believe the Fund is well positioned to benefit from what promises to be a rewarding, albeit challenging, year. The fourth quarter's broad global rally notwithstanding, there remains a considerable amount of risk across much of the world's economic and financial landscape, not just in emerging markets but in developed ones as well. This suggests the need for both correct regional allocations and good stock selection to ensure success in the year ahead. As 1999 begins, we are comfortable with the underlying Fund's positioning on both counts, and look forward to the opportunities on the horizon.

                           INTERNATIONAL GROWTH fund

                            portfolio composition+

                           [PIE CHART APPEARS HERE]

+ Allocation percentages are based on total investment value of the portfolio as of 12/31/98.

STRATEGIC GROWTH portfolio

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

PERFORMANCE REVIEW/5/

The SAM Strategic Growth Portfolio returned 26.19% for the one-year period ended December 31, 1998. The Portfolio continues to be managed in an effort to reduce volatility relative to single asset class equity investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio returned 19.12% above the rate of inflation.

ECONOMIC/MARKET REVIEW

Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. A global flight-to-quality ensued as investors worldwide sold riskier assets and poured money into the Treasury market. The Federal Reserve enacted policy to infuse liquidity into the market with three short-term interest rate cuts in total, occurring in September, October, and November. These moves, coupled with easing pessimism over the global picture, helped ease the credit crunch and infuse capital back into lower-rated securities.

In the equity markets, the period started very strong as indices climbed to all-time highs throughout the spring and summer, although the Asian economic crisis increased volatility. The flight-to-quality was also evident in equities, as large, liquid, blue-chip holdings significantly outperformed all other classes of stocks during the period. Large-cap indices reached their peak on July 17, 1998 and then began to recess. This performance turned negative in August, as large-cap stocks (S&P 500) declined over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. International equities were also extremely volatile and experienced a major sell off as growing concern regarding global economic and financial stability climaxed with the Russian default and the subsequent devaluation of the Ruble. The period closed with positive performance around the globe as markets rebounded and reached new

                     GROWTH OF A $10,000 INVESTMENT/3/4/

                             [GRAPH APPEARS HERE]

Total Returns as of 12/31/98 /3/4/                                 One Year       Since Inception/9/
                                                                                    (June 3, 1997)
_____  Portfolio (without annuity expenses)/5/                       26.19%             20.92%
       Portfolio (with annuity expenses)/6/7/                        24.47%             19.26%
       Portfolio (adjusted for the maximum sales charge)/6/8/        18.71%             15.95%
_____  Capital Market Benchmark/1/                                   28.57%             28.40%

1 The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 6-1-97.

2 The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

3 Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

4 During the period noted, the Advisor waived a portion of its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

5 Excludes all annuity expenses (which are itemized in footnote #6) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

6 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

7 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

9  Annualized.

highs. The fourth quarter of 1998 finished as one of the strongest quarters in recent history. Overall, in addition to the capitalization disparity, a dichotomy of style was also evident as growth stocks nearly tripled the results of value stocks.

INVESTMENT STRATEGY

The Strategic Growth Portfolio is diversified in seven funds, representing six major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

 . Maintain a large concentration (60-65%) in the two equity funds investing in the largest-capitalized companies.

 .  Concentrate in domestic equities

 . Concentrate approximately 90% of assets in equities given our favorable long-term outlook.

 . Maintain a small position in the Money Market Fund throughout the year to temper volatility during turbulent times.

REVIEW OF PORTFOLIO ALLOCATIONS

The Portfolio maintained a structure of 85-90% equities over the majority of the period. This provided positive overall results during the past 12 months, but performance was volatile. A good portion of the return was generated by the Growth Fund, which benefited from its concentration in strong performing technology and pharmaceutical issues. Although we held a position in small-caps, the equity position was weighted towards the mid- to large-cap holdings, which exhibited better relative performance throughout the year. The position in the small-cap Emerging Growth Fund and Northwest Fund was increased in August, and the Portfolio participated in the rapid increase in the small-cap growth market in the fourth quarter. Although we slightly increased the international exposure over the course of the year, foreign equities underperformed relative to U.S. equities, which hurt the overall performance of the Portfolio. However, we are maintaining our long-term focus on global markets. The small cash position and overall diversification served to mitigate risk during the market downturn.

OUTLOOK

Inflation should remain subdued in the face of accelerating economic growth. This trend will probably keep the yield on long-term bonds relatively flat, but stronger than expected growth could push interest rates marginally upward. Low inflation, strong employment, and strong levels of income create a positive economic backdrop for U.S. markets.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the near term. Yet, as Asia improves, an increase in worldwide demand could reverse the slide in commodity prices. Overall low levels of inflation are supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low-inflation environment is very positive for financial assets and should limit the length and magnitude of interest rate increases. We expect foreign markets to remain volatile, but many areas should trend upward as turmoil abates, interest rates decline, and economies improve.

Our forecast for 1999 GDP growth is slightly higher than the 4% growth rate experienced in 1998, with continued low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe--as the Euro comes on the scene--and improvements in Asia could stimulate foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 12 months should avert any major global impact.

                          STRATEGIC GROWTH portfolio

                              portfolio allocation+

                           [PIE CHART APPEARS HERE]

                      underlying portfolio composition+

                           [PIE CHART APPEARS HERE]


+  Annual rate of inflation: 1.80%
   Source: Ibbotson
+ This is as of 12/31/98 and may not reflect the current Strategic Growth Portfolio allocation.

                                                                   SAM portolios

CONSERVATIVE GROWTH portfolio

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

PERFORMANCE REVIEW/5/

The SAM Conservative Growth Portfolio returned 19.91%, beating its benchmark for the one-year period ended December 31, 1998. The Portfolio continues to be managed in an effort to reduce volatility relative to single asset class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio returned 13.82%+ above the rate of inflation.

ECONOMIC/MARKET REVIEW

Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. A global flight-to-quality ensued as investors worldwide sold riskier assets and poured money into the Treasury market. The Federal Reserve enacted policy to infuse liquidity into the market with three short-term interest rate cuts in total, occurring in September, October, and November. These moves, coupled with easing pessimism over the global picture, helped ease the credit crunch and infuse capital back into lower-rated securities.

In the equity markets, the period started very strong as indices climbed to all-time highs throughout the spring and summer, although the Asian economic crisis increased volatility. The flight-to-quality was also evident in equities, as large, liquid, blue-chip holdings significantly outperformed all other classes of stocks during the period. Large-cap indices reached their peak on July 17, 1998 and then began to recess. This performance turned negative in August, as large-cap stocks (S&P 500) declined over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. International equities were also extremely volatile and experienced a major sell off as growing concern regarding global economic and financial stability climaxed with the Russian default and the subsequent devaluation of the Ruble. The period closed with positive performance around the globe as markets rebounded and reached new highs. The fourth quarter of 1998 finished as one of the strongest quarters in recent

                    GROWTH OF A $10,000 INVESTMENT/3/4/

                             [GRAPH APPEARS HERE]

TOTAL RETURNS AS OF 12/31/98 /3/4/                            ONE YEAR     SINCE INCEPTION/9/
                                                                               (JUNE 3, 1997)
____ Portfolio (without annuity expenses)/5/                     19.91%             15.62%
     Portfolio (with annuity expenses)/6/7/                      18.25%             14.02%
     Portfolio (adjusted for the maximum sales charge)/6/8/      12.51%             10.62%
____ Capital Market Benchmark/1/                                 16.03%             14.42%

1 The Conservative Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Brothers Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Bros. 90-day T-Bills, and 5% Russell 2000 Growth.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 6-1-97.

2 The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

3 Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions

4 During the period noted, the Advisor waived a portion of its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

5 Excludes all annuity expenses (which are itemized in footnote #6) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

6 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

7 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

9  Annualized.

history. Overall, in addition to the capitalization disparity, a dichotomy of style was also evident as growth stocks nearly tripled the results of value stocks.

INVESTMENT STRATEGY

The Conservative Growth Portfolio is diversified in seven funds, representing six major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

 . Maintain a large concentration (55-59%) in the two equity funds investing in the largest-capitalized companies and small position in small-cap holdings.

 . Concentrate approximately 80-85% of assets in equities given our long-term outlook.

 . Maintain a 15-20% position in debt investments to temper volatility during turbulent times.

REVIEW OF PORTFOLIO ALLOCATIONS

The Portfolio maintained a structure of over 80% equities during the majority of the period. The equity component provided positive results during the past 12 months, contributing significantly to the overall return. A large portion of the return was generated by the Growth Fund, which benefited from its concentration in strong performing technology and pharmaceutical issues. The short-term decline in August and subsequent market rally should remind investors to focus on long-term investing and diversification in the face of market volatility. Although we held a position in small-caps, the equity position was weighted towards the mid- to large-cap holdings, which exhibited better relative performance throughout the period. The small-cap position had a negative impact on performance for much of the period, but provided strong performance in the fourth quarter as growth stocks rallied significantly. We allocated 20% of the Portfolio in international equities, which proved to be a relative drag on performance, but we are maintaining our long-term focus on global markets. Besides income, the debt portion also contributed price appreciation as interest rates declined. These holdings, as well as the overall diversification, served to mitigate risk during the market downturn.

OUTLOOK

Inflation should remain subdued in the face of accelerating economic growth. This trend will probably keep the yield on long-term bonds relatively flat, but stronger than expected growth could push interest rates marginally upward. Low inflation, strong employment, and strong levels of income create a positive economic backdrop for U.S. markets.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the near term. Yet, as Asia improves, an increase in worldwide demand could reverse the slide in commodity prices. Overall low levels of inflation are supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low-inflation environment is very positive for financial assets and should limit the length and magnitude of interest rate increases. We expect foreign markets to remain volatile, but many areas should trend upward as turmoil abates, interest rates decline, and economies improve.

Our forecast for 1999 GDP growth is slightly higher than the 4% growth rate experienced in 1998, with continued low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe--as the Euro comes on the scene--and improvements in Asia could stimulate foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 12 months should avert any major global impact.

                         CONSERVATIVE GROWTH portfolio

                             portfolio allocation+

                           [PIE CHART APPEARS HERE]

                       underlying portfolio composition+

                           [PIE CHART APPEARS HERE]

+  Annual rate of inflation: 1.80%
   Source: Ibbotson
+ This is as of 12/13/98 and may not reflect the current Conservative Growth Portfolio allocation.

                                                                  SAM portfolios

BALANCED portfolio

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

PERFORMANCE REVIEW/6/

The SAM Balanced Portfolio returned 17.18% for the one-year period ended December 31, 1998. The Portfolio beat its benchmark index for both the one-year period and since inception, while being managed in an effort to reduce volatility relative to single asset class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio returned 12.01%+ above the rate of inflation.

ECONOMIC/MARKET REVIEW

Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. A global flight-to-quality ensued as investors worldwide sold riskier assets and poured money into the Treasury market. The Federal Reserve enacted policy to infuse liquidity into the market with three short-term interest rate cuts in total, occurring in September, October, and November. These moves, coupled with easing pessimism over the global picture, helped ease the credit crunch and supported the infusion of capital back into lower-rated securities. Overall, the one-year period ended December 31, 1998 was favorable for fixed-income investors as most asset classes posted strong results, and the low levels of inflation provided substantial real (inflation adjusted) returns.

In the equity markets, the period started very strong as indices climbed to all-time highs throughout the spring and summer, although the Asian economic crisis increased volatility. The flight-to-quality was also evident in equities, as large, liquid, blue-chip holdings significantly outperformed all other classes of stocks during the period. Large-cap indices reached their peak on July 17, 1998 and then began to recess. This performance turned negative in August, as large-cap stocks (S&P 500) declined over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. International equities were also extremely volatile and experienced a major sell off as growing concern regarding global economic and financial stability climaxed with the Russian default and the subsequent devaluation of the Ruble. The period closed with positive performance around the globe as markets rebounded and reached new highs. The fourth quarter of

                   GROWTHH OF A $10,000 INVESTMENT /4/5/

                             [GRAPH APPEARS HERE]

TOTAL RETURNS AS OF 12/31/98/ /4/5/                               ONE YEAR      SINCE INCEPTION/10/
                                                                                   (JUNE 3, 1997)
____ Portfolio (without annuity expenses)/6/                       17.18%              13.81%
     Portfolio (with annuity expenses)/7/8/                        15.56%              12.23%
     Portfolio (adjusted for the maximum sales charge)/7/9/         9.82%               8.81%
____ Capital Market Benchmark/1/                                   11.42%              10.43%

1 The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Brothers Mutual Fund (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Brothers Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 6-1-97.

2 The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

3 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.

4 Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

5 During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

6 Excludes all annuity expenses (which are itemized in footnote #7) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

7 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

8 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

9 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

10  Annualized.

1998 finished as one of the strongest quarters in recent history. Overall, in addition to the capitalization disparity, a dichotomy of style was also evident as returns for growth stocks nearly tripled those of value stocks.

INVESTMENT STRATEGY

The Balanced Portfolio is diversified in seven funds, representing eight major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

 . Manage risk by maintaining approximately 35% invested in AAA++ short- to intermediate-term fixed-income securities.

 . Concentrate at least 60% of assets in equities; primarily large-cap growth stocks given our positive long-term outlook.

 . Maintain a 25% position in cash equivalents and short-term bonds throughout the year to temper volatility during turbulent times.

REVIEW OF PORTFOLIO ALLOCATIONS

The Portfolio maintained a structure of over 60% equities during the majority of the period. The equity component provided positive results during the past 12 months, contributing significantly to the overall return. Much of the return was generated by the Growth Fund, which benefited from its concentration in strong performing technology and pharmaceutical issues. The short-term decline in August and subsequent market rebound should remind shareholders to focus on long-term investing and diversification in the face of market volatility. The equity position was weighted towards the mid- to large-cap holdings, which exhibited better relative performance throughout the period. However, we shifted some assets into small-caps in November, capturing much of their dramatic rebound. We increased international exposure in April to 20%. This proved to be a relative drag on the Portfolio, but we are maintaining our long-term focus on global markets. Besides income, the debt portion also contributed price appreciation as interest rates declined. These holdings, as well as the overall diversification, served to mitigate risk during the market downturn.

OUTLOOK

Inflation should remain subdued in the face of accelerating economic growth. This trend will probably keep the yield on long-term bonds relatively flat, but stronger than expected growth could push interest rates marginally upward. Low inflation, strong employment, and strong levels of income create a positive economic backdrop for U.S. markets.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the near term. Yet, as Asia improves, an increase in worldwide demand could reverse the slide in commodity prices. Overall low levels of inflation are supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low-inflation environment is very positive for financial assets and should limit the length and magnitude of interest rate increases. We expect foreign markets to remain volatile, but many areas should trend upward as turmoil abates, interest rates decline, and economies improve.

Our forecast for 1999 GDP growth is slightly higher than the 4% growth rate experienced in 1998, with continued low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe--as the Euro comes on the scene--and improvements in Asia could stimulate foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 12 months should avert any major global impact.

                              BALANCED portfolio

                             portfolio allocation+

                           [PIE CHART APPEARS HERE]

                      underlying portfolio composition++

                           [PIE CHART APPEARS HERE]

*  Annual rate of inflation: 1.80%
   Source: Ibbotson
++ Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.
+ This is as of 12/31/98 and may not reflect the current Balanced Portfolio allocation.

                                                                  SAM portfolios

FLEXIBLE INCOME portfolio

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

PERFORMANCE REVIEW/5/

The SAM Flexible Income Portfolio returned 11.75% for the one-year period ended December 31, 1998. The Portfolio beat its benchmark index for the period and since inception, while being managed in an effort to reduce volatility relative to single asset class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio returned 9.10%+ above the rate of inflation.

ECONOMIC/MARKET REVIEW

Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. In fact, the yield on the 10-year Treasury Note fell 109 basis points (1.09%) during the period, while the yield on the 30-year Treasury Bond fell 82 basis points (.082%). The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. This global flight-to-quality was most evident after the August 17, 1998 collapse of the Russian economy. Investors worldwide sold riskier assets and poured money into the Treasury market. Other fixed-income securities suffered as high-quality government bonds outperformed corporate issues, especially lower-rated, higher-yielding bonds. The Federal Reserve enacted policy to infuse liquidity into the market with three short-term interest rate cuts in total, occurring in September, October, and November. These moves, coupled with easing pessimism over the global picture, helped ease the credit crunch and supported an infusion of capital back into lower-rated securities. Mortgage-backed securities generated positive results, but were impacted by the increase in refinancings as interest rates dropped. Overall, the one-year period ended December 31, 1998 was favorable for fixed-income investors as most asset classes posted strong results, and the low levels of inflation provided substantial real (inflation adjusted) returns. In the equity markets, very strong results turned negative in August, when large-cap stocks (S&P 500) declined

                    GROWTH OF A $10,000 INVESTMENT /3/4/

                             [GRAPH APPEARS HERE]

TOTAL RETURNS AS OF 12/31/98 /3/4/                               ONE YEAR     SINCE iNCEPTION/9/
                                                                             (SEPTEMBER 8, 1997)
____ Portfolio (without annuity expenses)/5/                     11.75%             10.76%
     Portfolio (with annuity expenses)/6/7/                      10.21%              9.21%
     Portfolio (adjusted for the maximum sales charge)/6/8/       4.46%              4.92%
____ Capital Market Benchmark/1/                                  8.70%              8.87%

1 The Flexible Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros. Mutual Fund Short (1-5) Gov/Corp Index, 40% Salomon Bros. 90-day T-Bills, 10% Lehman Bros. Mortgage Index, and 10% S&P 500. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 9-1-97.

2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.

3 Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

4 During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

5 Excludes all annuity expenses (which are itemized in footnote #6) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

6 Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

7 Excludes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

8 Includes maximum Contingent Deferred Sales Charge (CDSC) of 0%-7% and $35 annual contract fee.

9  Annualized.

over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. Markets then rebounded as 1998 closed with one of the strongest quarters in recent history. The flight-to-quality was also evident in the equity markets as large, liquid blue-chip holdings significantly outperformed all other classes of stocks during the period.

INVESTMENT STRATEGY

The Flexible Income Portfolio is diversified in seven funds, representing eight major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

 . Maintain high concentration (40%) in intermediate- to long-term fixed-income securities as yields dropped throughout the period.

 .  Focus on high-quality holdings (41% AAA rated++) for most of the period.

 . Allocate additional assets (26% overall) in equities as long-term prospects remain favorable.

REVIEW OF PORTFOLIO ALLOCATIONS

Our heaviest weighting early in the period was in the best performing WM Variable Trust fixed-income fund, the U.S. Government Securities Fund. In addition, the equity component provided positive results during the past 12 months, contributing significantly to the overall return. The short-term correction in August and subsequent market rally should remind investors to focus on long-term investing and diversification in the face of market volatility. The Portfolio maintained a structure of 80% debt, 20% equities for the first half of the period. In August, a slight shift was made to increase the equity position and lower duration (a measure of price sensitivity to changes in interest rates) to offset risk. This initially dragged on performance as both interest rates and equities fell, but provided very positive relative results during the latter part of the period as growth stocks advanced significantly. In addition, we allocated 5% of assets in the High Yield Fund during the fourth quarter. This move boosted performance as the credit crunch subsided and yield spreads tightened.

OUTLOOK

Inflation should remain subdued in the face of accelerating economic growth. This trend will probably keep the yield on long-term bonds relatively flat, but stronger than expected growth could push interest rates marginally upward. We will continue to take advantage of narrowing yield spreads among corporate credits relative to U.S. Treasuries. Low inflation, strong employment, and strong levels of income create a positive economic backdrop for U.S. markets.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the near term. Yet, as Asia improves, an increase in worldwide demand could reverse the slide in commodity prices. Overall low levels of inflation are supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low inflation environment is very positive for financial assets and should limit the length and the magnitude of interest rate increases. We expect foreign markets to remain volatile, but many areas should trend upward as turmoil abates, interest rates decline, and economies improve.

Our forecast for 1999 GDP growth is slightly higher than the 4% growth rate experienced in 1998, with continued low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe--as the Euro comes on the scene--and improvements in Asia could stimulate foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 12 months should avert any major global impact.

                           FLEXIBLE INCOME portfolio

                             portfolio allocation+

                           [PIE CHART APPEARS HERE]

                       underlying portfolio composition+

                           [PIE CHART APPEARS HERE]

+  Annual rate of inflation: 1.66%
   Source: Ibbotson
++ Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.

* This is as of 12/31/98 and may not reflect the current Flexible Income Portfolio allocation.

                                                                  SAM portfolios

INCOME portfolio

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

ECONOMIC/MARKET REVIEW

Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. Investors worldwide sold riskier assets and poured money into the Treasury market. Other fixed-income securities suffered as high-quality government bonds outperformed corporate issues, especially lower-rated, higher-yielding bonds. The Federal Reserve enacted policy to infuse liquidity into the market with three short-term interest rate cuts in total occurring in September, October, and November. These moves, coupled with easing pessimism over the global picture, helped ease the credit crunch and supported the infusion of capital back into lower-rated securities. Mortgage-backed securities generated positive results, but were impacted by the increase in refinancings as interest rates dropped. Overall, the one-year period ended December 31, 1998 was favorable for fixed-income investors as most asset classes posted strong results, and the low levels of inflation provided substantial real (inflation adjusted) returns.

INVESTMENT STRATEGY

The Income Portfolio is diversified in five funds, representing six major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to high-yield bonds are intended to shield the Portfolio from drastic swings in any one specific area of the fixed-income markets.

The overall investment strategy for the period was to:

 . Maintain high concentration in intermediate-term securities as they provided strong returns relative to interest rate risk.

 .  Focus on high-quality holdings (50% AAA rated++) for most of the period.

 . Allocate a portion of assets in high-yield corporate securities in an effort to boost overall income levels as the flight-to-quality unwinds.

REVIEW OF PORTFOLIO ALLOCATIONS

Positions in the U.S. Government Securities Fund and the Income Fund averaged 65% of assets during much of the period. The Portfolio maintained a balanced structure with regard to maturity and duration (a measurement of the price sensitivity to interest rate changes). In August, we allocated approximately 10% of assets to below-investment-grade bonds to increase yield in the declining rate environment. Although the allocation in high-yield bonds initially negatively impacted Portfolio performance, we increased the position as this Fund provided relative performance strength as the gap in yields between lower-rated bonds and Treasuries closed to more normal levels. We shortened the duration in November as we anticipated greater than expected growth to push rates up slightly. This served to lower overall risk when rates did increase.

OUTLOOK

Inflation should remain subdued in the face of accelerating economic growth. This trend will probably keep the yield on long-term bonds relatively flat, but stronger than expected growth could push interest rates marginally upward. We will continue to take advantage of narrowing yield spreads among corporate credits relative to U.S. Treasuries. Low inflation, strong employment, and strong levels of income create a positive economic backdrop for U.S. markets.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the near term. Yet, as Asia improves, an increase in worldwide demand could reverse the slide in commodity prices. Overall low levels of inflation are supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low-inflation environment is very positive for financial assets and should limit the length and magnitude of interest rate increases.

Our forecast for 1999 GDP growth is slightly higher than the 4% growth rate experienced in 1998, with continued low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. In addition, the Year 2000 bug may be a short-term disruption, but efforts over the next 12 months should avert any major global impact.

                               INCOME portfolio

                             portfolio allocation+

                           [PIE CHART APPEARS HERE]

                       underlying portfolio composition+

                           [PIE CHART APPEARS HERE]

+ Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.

+ This is as of 12/31/98 and may not reflect the current Income Portfolio allocation.

SAM Portfolios

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
statements of assets and liabilities
WM Variable Trust

December 31, 1998

                                       Short Term     U.S.
                             Money        High     Government                Growth &
                            Market    Quality Bond Securities    Income       Income       Growth
                             Fund         Fund        Fund        Fund         Fund         Fund
                          ----------- ------------ ----------- ----------- ------------ ------------
ASSETS:
Investments, at value
 (See portfolios of
  investments):
  Securities............  $30,838,932 $36,036,095  $40,525,678 $48,176,491 $124,478,039 $162,179,853
  Repurchase
   Agreements...........    2,344,000   1,015,000    1,140,000     811,000      612,000         --
                          ----------- -----------  ----------- ----------- ------------ ------------
  Total Investments(a)..   33,182,932  37,051,095   41,665,678  48,987,491  125,090,039  162,179,853
Cash and/or foreign
 currency(b)............          155        --           --          --             54       44,312
Dividends and/or
 interest receivable....      287,950     437,590      274,456     955,118       88,690       18,713
Receivable for
 investment securities
 sold...................         --         1,674      100,955        --        183,759    4,500,547
Receivable for Fund
 shares sold............        8,436       9,915         --          --         63,877       42,898
Variation margin........         --          --           --          --           --           --
Net unrealized
 appreciation of forward
 foreign currency
 contracts (See
 portfolio of
 investments)...........         --          --           --          --           --         11,881
Unamortized organization
 costs and/or offering
 costs..................         --          --           --          --           --           --
Receivable from
 investment advisor.....         --          --           --          --           --           --
Receivable from
 administrator..........         --          --           --          --           --           --
Prepaid expenses and
 other assets...........          813         653        1,235       1,145        2,583        3,109
                          ----------- -----------  ----------- ----------- ------------ ------------
  Total Assets..........   33,480,286  37,500,927   42,042,324  49,943,754  125,429,002  166,801,313
                          ----------- -----------  ----------- ----------- ------------ ------------
LIABILITIES:
Payable for investment
 securities purchased...    1,500,000        --           --          --           --      3,542,039
Net unrealized
 depreciation of forward
 foreign currency
 contracts (See
 portfolio of
 investments)...........         --          --           --          --           --           --
Payable for Fund shares
 redeemed...............       76,056      53,098       65,694     119,002          404      116,597
Due to custodian........         --         3,671        6,081     108,874         --           --
Investment advisory fee
 payable................       11,928      15,881       21,400      27,520       81,013      112,469
Administration fee
 payable................        4,863       5,717        6,420       7,621       18,424       22,809
Accrued legal and audit
 fees...................       15,252      15,235       15,287      15,430       17,004       17,055
Accrued expenses and
 other payables.........       10,136       8,028       13,048      11,549       17,595       23,056
                          ----------- -----------  ----------- ----------- ------------ ------------
  Total Liabilities.....    1,618,235     101,630      127,930     289,996      134,440    3,834,025
                          ----------- -----------  ----------- ----------- ------------ ------------
NET ASSETS..............  $31,862,051 $37,399,297  $41,914,394 $49,653,758 $125,294,562 $162,967,288
                          =========== ===========  =========== =========== ============ ============
(a) Investments, at
 cost...................  $33,182,932 $36,827,823  $39,195,891 $46,655,939 $106,137,857 $111,935,111
                          =========== ===========  =========== =========== ============ ============
(b) Cash and/or foreign
 currency, at cost......  $       155 $      --    $      --   $      --   $         54 $     44,312
                          =========== ===========  =========== =========== ============ ============
-------------

                       See Notes to Financial Statements.

                          Emerging   International Strategic  Conservative              Flexible
Bond & Stock  Northwest    Growth       Growth       Growth      Growth     Balanced     Income    Income
    Fund         Fund       Fund         Fund      Portfolio   Portfolio    Portfolio  Portfolio  Portfolio
------------  ---------- ----------- ------------- ---------- ------------ ----------- ---------- ---------
 $2,069,492   $2,013,451 $40,151,750  $59,350,023  $4,927,525 $ 9,997,814  $11,094,269 $  903,313 $831,640
    523,000      316,000   3,944,000    2,021,000        --       192,000         --         --       --
 ----------   ---------- -----------  -----------  ---------- -----------  ----------- ---------- --------
  2,592,492    2,329,451  44,095,750   61,371,023   4,927,525  10,189,814   11,094,269    903,313  831,640
      2,013          599         273       32,783      45,084      13,173       59,505      3,835    4,057
      7,748        1,801      10,873      132,668          11          91         --         --        696
       --          1,650     363,797         --          --          --         14,767       --       --
       --          8,964       8,683       32,811        --          --           --      200,388     --
       --           --        65,875         --          --          --           --         --       --
       --           --          --           --          --          --           --         --       --
       --           --          --           --        28,153      28,153       28,153      6,967     --
       --           --          --           --         4,924       4,032         --        2,158    3,948
       --           --          --           --          --          --           --         --      4,192
         30           26         963        1,384          61         131          137          6        4
 ----------   ---------- -----------  -----------  ---------- -----------  ----------- ---------- --------
  2,602,283    2,342,491  44,546,214   61,570,669   5,005,758  10,235,394   11,196,831  1,116,667  844,537
 ----------   ---------- -----------  -----------  ---------- -----------  ----------- ---------- --------
      1,038       15,266      61,083         --        29,761     142,821         --         --      1,248
       --           --          --      1,085,951        --          --           --         --       --
        237           72      43,310       26,184      14,589       1,537         --         --        158
       --           --          --           --          --          --           --         --       --
        452           85      30,796       35,685       2,409       8,764        9,037       --       --
        333          316       6,297        9,063        --          --         16,253        111     --
     13,578       11,977      15,257       21,998       8,781       8,788        8,788      8,776    8,775
        695        1,415       9,629       31,721         425         960        1,190        419    5,212
 ----------   ---------- -----------  -----------  ---------- -----------  ----------- ---------- --------
     16,333       29,131     166,372    1,210,602      55,965     162,870       35,268      9,306   15,393
 ----------   ---------- -----------  -----------  ---------- -----------  ----------- ---------- --------
 $2,585,950   $2,313,360 $44,379,842  $60,360,067  $4,949,793 $10,072,524  $11,161,563 $1,107,361 $829,144
 ==========   ========== ===========  ===========  ========== ===========  =========== ========== ========
 $2,527,944   $2,077,251 $39,488,990  $57,912,832  $4,464,566 $ 9,712,432  $10,648,601 $  881,700 $840,090
 ==========   ========== ===========  ===========  ========== ===========  =========== ========== ========
 $    2,013   $      599 $       273  $    32,701  $   45,084 $    13,173  $    59,505 $    3,835 $  4,057
 ==========   ========== ===========  ===========  ========== ===========  =========== ========== ========


                       See Notes to Financial Statements.

statements of assets and liabilities (continued)
WM Variable Trust

December 31, 1998

                                            Short Term      U.S.
                                 Money         High      Government                  Growth &
                                Market     Quality Bond  Securities     Income        Income       Growth
                                 Fund          Fund         Fund         Fund          Fund         Fund
                              -----------  ------------  -----------  -----------  ------------ ------------
NET ASSETS consist of:
Undistributed net investment
 income.....................  $    23,539  $    10,700   $    69,065  $    79,458  $    300,109 $       --
Accumulated net realized
 gain/(loss) from securities
 transactions, futures
 contracts, forward foreign
 currency contracts, foreign
 currency transactions .....         (425)    (527,429)   (1,243,991)  (2,195,052)   11,069,662   27,036,706
Net unrealized
 appreciation/(depreciation)
 of securities, futures
 contracts, forward foreign
 currency contracts, foreign
 currency, and other assets
 and liabilities............         --        223,272     2,469,787    2,331,552    18,952,182   50,256,609
Paid-in capital.............   31,838,937   37,692,754    40,619,533   49,437,800    94,972,609   85,673,973
                              -----------  -----------   -----------  -----------  ------------ ------------
  Total Net Assets..........  $31,862,051  $37,399,297   $41,914,394  $49,653,758  $125,294,562 $162,967,288
                              ===========  ===========   ===========  ===========  ============ ============
NET ASSET VALUE, offering
 price and redemption price
 per share of beneficial
 interest outstanding.......  $      1.00  $      2.44   $     10.11  $     10.24  $      16.97 $      22.36
                              ===========  ===========   ===========  ===========  ============ ============
Number of Fund/Portfolio
 shares outstanding.........   31,855,213   15,315,030     4,146,856    4,848,621     7,383,677    7,289,760
                              ===========  ===========   ===========  ===========  ============ ============

                      See Notes to Financial Statements.

                           Emerging   International Strategic  Conservative              Flexible
 Bond & Stock  Northwest    Growth       Growth       Growth      Growth     Balanced     Income    Income
    Fund          Fund       Fund         Fund      Portfolio   Portfolio    Portfolio  Portfolio  Portfolio
-------------  ---------- ----------- ------------- ---------- ------------ ----------- ---------- ---------
 $   18,077    $      259 $      --    $   743,574  $  124,368 $   283,463  $   336,666 $   17,302 $ 18,416
       (293)       62,574   6,941,752   (5,806,644)     50,007     229,231      223,071      4,833      985
     64,548       252,200   4,764,741    2,377,311     462,959     477,382      445,668     21,613   (8,450)
  2,503,618     1,998,327  32,673,349   63,045,826   4,312,459   9,082,448   10,156,158  1,063,613  818,193
 ----------    ---------- -----------  -----------  ---------- -----------  ----------- ---------- --------
 $2,585,950    $2,313,360 $44,379,842  $60,360,067  $4,949,793 $10,072,524  $11,161,563 $1,107,361 $829,144
 ==========    ========== ===========  ===========  ========== ===========  =========== ========== ========
 $    10.27    $    10.94 $     14.59  $     11.61  $    13.46 $     12.54  $     12.20 $    11.38 $  10.42
 ==========    ========== ===========  ===========  ========== ===========  =========== ========== ========
    251,905       211,413   3,041,431    5,198,137     367,784     803,155      914,675     97,269   79,607
 ==========    ========== ===========  ===========  ========== ===========  =========== ========== ========

                       See Notes to Financial Statements.

statements of operations
WM Variable Trust

For the Year Ended December 31, 1998

                                           Short Term     U.S.
                                Money         High     Government               Growth &
                                Market    Quality Bond Securities    Income      Income       Growth
                                 Fund         Fund        Fund        Fund        Fund         Fund
                              ----------  ------------ ----------  ----------  -----------  -----------
INVESTMENT INCOME:
Dividends...................  $     --     $     --    $     --    $    7,412  $ 1,480,906  $   508,782
Foreign withholding tax on
 dividend income............        --           --          --          --           --         (6,873)
Interest....................   1,941,084    1,784,305   3,707,202   3,828,220       86,016      302,848
Fee income (Note 5).........        --           --         3,422        --           --           --
                              ----------   ----------  ----------  ----------  -----------  -----------
  Total investment income...   1,941,084    1,784,305   3,710,624   3,835,632    1,566,922      804,757
                              ----------   ----------  ----------  ----------  -----------  -----------
EXPENSES:
Investment advisory fee.....     174,936      141,693     324,028     325,996      874,439    1,175,431
Administration fee..........      62,977       51,010      97,208      90,276      197,865      237,946
Trustees' fees and
 expenses...................       6,512        1,700       4,937       3,289        8,593       11,124
Legal and audit fees........      18,359       20,099      21,697      19,891       26,103       29,003
Transfer agent fees.........         558          243         439         480          288          207
Custodian fees..............       6,045       14,876       8,245      11,438       19,591       36,576
Registration and filing
 fees.......................       3,418        2,901       6,069       5,180       10,362       12,466
Amortization of organization
 costs......................       2,170        1,691       2,102       2,119         --          2,119
Printing fees...............       8,179        6,085      13,244      12,374       24,004       30,319
Interest expense............        --           --        68,542        --           --           --
Other.......................       1,565       11,884       7,094      10,914        4,475        5,784
Fees waived and/or expenses
 absorbed by investment
 advisor and administrator..     (55,203)        --          --          --           --           --
                              ----------   ----------  ----------  ----------  -----------  -----------
  Subtotal..................     229,516      252,182     553,605     481,957    1,165,720    1,540,975
Credits allowed by the
 custodian..................      (1,506)     (12,531)     (3,192)        (65)        (859)      (7,001)
                              ----------   ----------  ----------  ----------  -----------  -----------
  Net expenses..............     228,010      239,651     550,413     481,892    1,164,861    1,533,974
                              ----------   ----------  ----------  ----------  -----------  -----------
NET INVESTMENT
 INCOME/(LOSS)..............   1,713,074    1,544,654   3,160,211   3,353,740      402,061     (729,217)
                              ----------   ----------  ----------  ----------  -----------  -----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
 Security transactions......        (425)     (80,456)  1,221,116     102,179   11,137,860   28,026,747
 Forward foreign currency
  contracts and foreign
  currency transactions.....        --             (7)       --          --           --       (231,029)
 Futures contracts..........        --        (66,691)   (288,865)       --           --           --
 Capital gain distributions
  received..................        --           --          --          --           --           --
                              ----------   ----------  ----------  ----------  -----------  -----------
  Subtotal..................        (425)    (147,154)    932,251     102,179   11,137,860   27,795,718
                              ----------   ----------  ----------  ----------  -----------  -----------
Change in unrealized
 appreciation/(depreciation)
 of:
 Securities.................        --         61,895    (315,062)    161,113    7,851,129   36,737,436
 Forward foreign currency
  contracts.................        --           --          --          --           --         58,705
 Foreign currency, futures
  contracts and other assets
  and liabilities...........        --          6,500        --          --           --        (11,189)
                              ----------   ----------  ----------  ----------  -----------  -----------
  Subtotal..................        --         68,395    (315,062)    161,113    7,851,129   36,784,952
                              ----------   ----------  ----------  ----------  -----------  -----------
Net realized and unrealized
 gain/(loss) on
 investments................        (425)     (78,759)    617,189     263,292   18,988,989   64,580,670
                              ----------   ----------  ----------  ----------  -----------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..  $1,712,649   $1,465,895  $3,777,400  $3,617,032  $19,391,050  $63,851,453
                              ==========   ==========  ==========  ==========  ===========  ===========

-------------
*The Bond & Stock Fund and Northwest Fund commenced operations on April 28,
1998.
                       See Notes to Financial Statements.

                          Emerging   International Strategic  Conservative             Flexible
Bond & Stock  Northwest    Growth       Growth      Growth       Growth     Balanced    Income    Income
   Fund*        Fund*       Fund         Fund      Portfolio   Portfolio   Portfolio   Portfolio Portfolio
------------  ---------  ----------  ------------- ---------  ------------ ----------  --------- ---------

  $ 9,178     $  7,159   $  118,251   $ 1,092,326  $ 40,497    $  104,030  $  174,889   $17,184  $ 18,604
     --           --         (1,350)     (134,625)     --                        --        --        --
   27,153        6,640      178,939       173,087        96           669       1,057        89      --
     --           --           --            --        --            --          --        --        --
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------
   36,331       13,799      295,840     1,130,788    40,593       104,699     175,946    17,273    18,604
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------

    6,017        5,624      365,112       537,004     2,303         4,897       5,610       329       240
    1,733        1,620       74,671       103,148     3,455         7,343       8,416       496       360
       91          112        6,000         5,633       196           517         635       214        29
   13,628       12,024       20,696        27,713     5,291         6,263       6,901     3,798    11,286
     --           --            502           478       690           690         690       690      --
    1,716        4,325       13,793       139,273     1,369         2,189       2,059     1,223       850
       22           19        3,758         5,161      (881)         (759)       (663)     (967)        8
     --           --           --           2,119     8,240         8,240       8,240     1,900      --
      256          219        9,242        13,051    (2,319)       (1,685)     (1,540)   (2,809)       58
     --           --           --            --        --            --          --        --        --
      667        1,024        2,770        11,935       125           186         201        86        83
   (9,347)     (11,192)        --         (63,407)   (9,366)       (8,855)     (9,202)   (3,654)  (11,807)
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------
   14,783       13,775      496,544       782,108     9,103        19,026      21,347     1,306     1,107
     (304)        (235)      (2,135)         (982)   (1,104)       (1,886)     (1,866)     (165)     (274)
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------
   14,479       13,540      494,409       781,126     7,999        17,140      19,481     1,141       833
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------
   21,852          259     (198,569)      349,662    32,594        87,559     156,465    16,132    17,771
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------



     (293)      62,574    7,307,830      (393,983)  (72,470)      (22,529)     47,203       909       994

     --           --        (73,180)      982,143      --            --          --        --        --
     --           --         44,131          --        --            --          --        --        --
     --           --           --            --     211,599       470,107     365,771     7,505       645
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------
     (293)      62,574    7,278,781       588,160   139,129       447,578     412,974     8,414     1,639
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------


   64,548      252,200   (4,328,240)    2,099,846   471,041       487,822     452,159    21,612    (8,450)
     --           --         46,746    (1,589,511)     --            --          --        --        --

     --           --        157,947        27,080      --            --          --        --        --
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------
   64,548      252,200   (4,123,547)      537,415   471,041       487,822     452,159    21,612    (8,450)
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------

   64,255      314,774    3,155,234     1,125,575   610,170       935,400     865,133    30,026    (6,811)
  -------     --------   ----------   -----------  --------    ----------  ----------   -------  --------

  $86,107     $315,033   $2,956,665   $ 1,475,237  $642,764    $1,022,959  $1,021,598   $46,158  $ 10,960
  =======     ========   ==========   ===========  ========    ==========  ==========   =======  ========

                       See Notes to Financial Statements.

statements of changes in net assets
WM Variable Trust

For the Year Ended December 31, 1998

                                            Short Term      U.S.
                                 Money         High      Government                  Growth &
                                Market     Quality Bond  Securities     Income        Income        Growth
                                 Fund          Fund         Fund         Fund          Fund          Fund
                              -----------  ------------  -----------  -----------  ------------  ------------
Net investment
 income/(loss)..............  $ 1,713,074  $ 1,544,654   $ 3,160,211  $ 3,353,740  $    402,061  $   (729,217)
Net realized gain/(loss)
 from security transactions,
 forward foreign currency
 contracts, foreign currency
 transactions, futures
 contracts during the year..         (425)    (147,154)      932,251      102,179    11,137,860    27,795,718
Capital gain distributions
 received...................         --           --            --           --            --            --
Net unrealized
 appreciation/(depreciation)
 of securities, forward
 foreign currency contracts,
 foreign currency, futures
 contracts and other assets
 and liabilities during the
 year.......................         --         68,395      (315,062)     161,113     7,851,129    36,784,952
                              -----------  -----------   -----------  -----------  ------------  ------------
Net increase in net assets
 resulting from operations..    1,712,649    1,465,895     3,777,400    3,617,032    19,391,050    63,851,453
Distributions to
 shareholders from:
 Net investment income......   (1,713,074)  (1,455,360)   (3,143,989)  (3,316,492)     (542,109)     (474,575)
 Net realized gains on
  investments...............         --           --            --           --     (17,377,595)  (11,696,897)
 Net increase/(decrease) in
  net assets from Fund share
  transactions..............   (1,001,938)  25,444,375   (20,375,426)  (2,317,248)   22,028,748   (10,478,327)
                              -----------  -----------   -----------  -----------  ------------  ------------
 Net increase/(decrease) in
  net assets................   (1,002,363)  25,454,910   (19,742,015)  (2,016,708)   23,500,094    41,201,654
NET ASSETS:
Beginning of year...........   32,864,414   11,944,387    61,656,409   51,670,466   101,794,468   121,765,634
                              -----------  -----------   -----------  -----------  ------------  ------------
End of year.................  $31,862,051  $37,399,297   $41,914,394  $49,653,758  $125,294,562  $162,967,288
                              ===========  ===========   ===========  ===========  ============  ============
Undistributed net investment
 income at end of year......  $    23,539  $    10,700   $    69,065  $    79,458  $    300,109  $       --
                              ===========  ===========   ===========  ===========  ============  ============

-------------
*  The Bond & Stock Fund and Northwest Fund commenced operations on April 28,
   1998.
                       See Notes to Financial Statements.

                          Emerging    International Strategic   Conservative                Flexible
Bond & Stock  Northwest    Growth        Growth       Growth       Growth      Balanced      Income     Income
    Fund*       Fund*       Fund          Fund      Portfolio    Portfolio     Portfolio   Portfolio   Portfolio
------------  ---------- -----------  ------------- ----------  ------------  -----------  ----------  ---------
 $   21,852   $      259 $  (198,569)  $   349,662  $   32,594  $    87,559   $   156,465  $   16,132  $ 17,771
       (293)      62,574   7,278,781       588,160     (72,470)     (22,529)       47,203         909       994
       --           --          --            --       211,599      470,107       365,771       7,505       645
     64,548      252,200  (4,123,547)      537,415     471,041      487,822       452,159      21,612    (8,450)
 ----------   ---------- -----------   -----------  ----------  -----------   -----------  ----------  --------
     86,107      315,033   2,956,665     1,475,237     642,764    1,022,959     1,021,598      46,158    10,960
     (3,775)        --          --      (3,299,318)     (5,989)     (11,420)      (31,215)       (486)     --
       --           --    (6,023,693)   (2,923,585)     (1,797)      (5,023)         --           (25)      (32)
  2,503,618    1,998,327   2,085,243    15,471,751   3,723,432    7,692,346     7,817,201     961,361   818,216
 ----------   ---------- -----------   -----------  ----------  -----------   -----------  ----------  --------
  2,585,950    2,313,360    (981,785)   10,724,085   4,358,410    8,698,862     8,807,584   1,007,008   829,144
       --           --    45,361,627    49,635,982     591,383    1,373,662     2,353,979     100,353      --
 ----------   ---------- -----------   -----------  ----------  -----------   -----------  ----------  --------
 $2,585,950   $2,313,360 $44,379,842   $60,360,067  $4,949,793  $10,072,524   $11,161,563  $1,107,361  $829,144
 ==========   ========== ===========   ===========  ==========  ===========   ===========  ==========  ========
 $   18,077   $      259 $      --     $   743,574  $  124,368  $   283,463   $   336,666  $   17,302  $ 18,416
 ==========   ========== ===========   ===========  ==========  ===========   ===========  ==========  ========

                       See Notes to Financial Statements.

statements of changes in net assets
WM Variable Trust

For the Year Ended December 31, 1997

                                                            U.S.
                                 Money      Short Term   Government
                                Market     High Quality  Securities     Income
                                Fund(a)     Bond Fund      Fund(b)      Fund(c)
                              -----------  ------------  -----------  -----------
Net investment
 income/(loss)..............  $ 1,471,011  $   737,476   $ 3,942,935  $ 3,689,786
Net realized gain/(loss)
 from security transactions,
 forward foreign currency
 contracts, foreign currency
 transactions, futures
 contracts and written
 options during the period..        3,305     (117,087)      117,793      (82,245)
Capital gain distribution
 received...................         --           --            --           --
Net unrealized
 appreciation/(depreciation)
 of securities, forward
 foreign currency contracts,
 foreign currency, written
 options, futures contracts
 and other assets and
 liabilities during the
 period.....................         --         60,370     1,427,909    1,706,635
                              -----------  -----------   -----------  -----------
Net increase/(decrease) in
 net assets resulting from
 operations.................    1,474,316      680,759     5,488,637    5,314,176
Distributions to
 shareholders from:
 Net investment income......   (1,467,623)    (687,795)   (3,881,167)  (3,679,274)
 Net realized gains on
  investments...............       (3,305)        --            --           --
Net increase/(decrease) in
 net assets from Fund share
 transactions...............    9,595,509     (450,459)   (6,514,356)  (9,847,636)
                              -----------  -----------   -----------  -----------
Net increase/(decrease) in
 net assets.................    9,598,897     (457,495)   (4,906,886)  (8,212,734)
NET ASSETS:
Beginning of year...........   23,265,517   12,401,882    66,563,295   59,883,200
                              -----------  -----------   -----------  -----------
End of year.................  $32,864,414  $11,944,387   $61,656,409  $51,670,466
                              ===========  ===========   ===========  ===========
Undistributed net investment
 income at end of year......  $    22,556  $    14,926   $    72,796  $    58,392
                              ===========  ===========   ===========  ===========

-------------
 * The Strategic Growth, Conservative Growth and Balanced Portfolios commenced operations on June 3, 1997.
 + The Flexible Income Portfolio commenced operations on September 9, 1997.
++ The Income Portfolio commenced operations on October 22, 1997.
(a) Formerly, Sierra Global Money Fund.
(b) Formerly, Sierra U.S. Government Fund.
(c) Formerly, Sierra Corporate Income Fund.
(d) Formerly, Sierra Capital Growth Portfolio.
(e) Formerly, Sierra Growth Portfolio.
(f) Formerly, Sierra Value Portfolio.
                       See Notes to Financial Statements.


  Growth &                   Emerging    International   Strategic   Conservative                Flexible
   Income        Growth       Growth        Growth        Growth        Growth      Balanced      Income       Income
    Fund          Fund         Fund          Fund      Portfolio(d)* Portfolio(e)* Portfolio*  Portfolio(f)+ Portfolio++
------------  ------------  -----------  ------------- ------------- ------------- ----------  ------------- -----------
$    482,775  $     86,062  $  (276,135)  $   318,567    $    898     $    5,496   $   19,865    $  1,195     $   --
  17,343,219    12,732,367    5,888,420       390,662        (104)       (20,465)     (17,764)         18           23
        --            --           --            --         3,302          2,627       13,070        --           --
   3,441,585      (216,443)    (974,715)   (2,047,041)     (8,082)       (10,440)      (6,491)          1         --
------------  ------------  -----------   -----------    --------     ----------   ----------    --------     --------
  21,267,579    12,601,986    4,637,570    (1,337,812)     (3,986)       (22,782)       8,680       1,214           23
    (539,740)     (138,925)        --      (1,127,686)       --             --           --          --           --
  (6,617,216)  (15,601,296)  (2,594,503)   (1,036,604)       --             --           --          --           --
  25,239,310     8,840,085  (12,568,929)   (9,216,432)    595,369      1,396,444    2,345,299      99,139          (23)
------------  ------------  -----------   -----------    --------     ----------   ----------    --------     --------
  39,349,933     5,701,850  (10,525,862)  (12,718,534)    591,383      1,373,662    2,353,979     100,353         --
  62,444,535   116,063,784   55,887,489    62,354,516        --             --           --          --           --
------------  ------------  -----------   -----------    --------     ----------   ----------    --------     --------
$101,794,468  $121,765,634  $45,361,627   $49,635,982    $591,383     $1,373,662   $2,353,979    $100,353     $   --
============  ============  ===========   ===========    ========     ==========   ==========    ========     ========
$    440,157  $    593,054  $    46,745   $ 2,359,423    $  5,393     $    9,484   $   29,960    $    416     $   --
============  ============  ===========   ===========    ========     ==========   ==========    ========     ========

                       See Notes to Financial Statements.

statements of changes in net assets - capital stock activity
WM Group of Funds

                                                     Short Term High Quality        U.S. Government
                            Money Market Fund(a)            Bond Fund              Securities Fund(b)
                         --------------------------  ------------------------  --------------------------
                          Year Ended    Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                           12/31/98      12/31/97     12/31/98     12/31/97      10/31/98      12/31/97
                         ------------  ------------  -----------  -----------  ------------  ------------
AMOUNT
 Sold................... $ 17,046,612  $ 17,390,619  $12,846,638  $   988,207  $  3,418,780  $  2,062,800
 Issued in exchange for
  shares of the Sierra
  Short Term Global
  Government Fund**.....         --            --     16,658,370         --            --            --
 Issued as reinvestment
  of dividends..........    1,713,073     1,470,928    1,455,360      687,795     3,143,989     3,881,167
 Redeemed...............  (19,761,623)   (9,266,038)  (5,515,993)  (2,126,461)  (26,938,195)  (12,458,323)
                         ------------  ------------  -----------  -----------  ------------  ------------
 Net
  increase/(decrease)... $ (1,001,938) $  9,595,509  $25,444,375  $  (450,459) $(20,375,426) $ (6,514,356)
                         ============  ============  ===========  ===========  ============  ============
SHARES
 Sold...................   17,046,612    17,390,619    5,220,572      406,817       335,691       207,040
 Issued in exchange for
  shares of the Sierra
  Short Term Global
  Government Fund**.....         --            --      6,827,201         --            --            --
 Issued as reinvestment
  of dividends..........    1,713,073     1,470,928      597,208      283,631       311,772       396,141
 Redeemed...............  (19,761,623)   (9,266,038)  (2,248,595)    (871,194)   (2,644,591)   (1,274,529)
                         ------------  ------------  -----------  -----------  ------------  ------------
 Net
  increase/(decrease)...   (1,001,938)    9,595,509   10,396,386     (180,746)   (1,997,128)     (671,348)
                         ============  ============  ===========  ===========  ============  ============

                                                          International             Strategic Growth
                            Emerging Growth Fund           Growth Fund                Portfolio(d)
                         --------------------------  ------------------------  --------------------------
                          Year Ended    Year Ended   Year Ended   Year Ended    Year Ended   Period Ended
                           12/31/98      12/31/97     12/31/98     12/31/97      12/31/98    12/31/97 *
                         ------------  ------------  -----------  -----------  ------------  ------------
AMOUNT
 Sold................... $  5,833,895  $  1,446,618  $18,869,153  $ 2,252,533  $  4,002,534  $    614,521
 Issued as reinvestment
  of dividends..........    6,023,693     2,594,503    6,222,873    2,164,290         5,990          --
 Redeemed...............   (9,772,345)  (16,610,050)  (9,620,275) (13,633,255)     (285,092)      (19,152)
                         ------------  ------------  -----------  -----------  ------------  ------------
 Net
  increase/(decrease)... $  2,085,243  $(12,568,929) $15,471,751  $(9,216,432) $  3,723,432  $    595,369
                         ============  ============  ===========  ===========  ============  ============
SHARES
 Sold...................      431,126        98,128    1,438,878      166,404       335,227        57,065
 Issued as reinvestment
  of dividends..........      436,500       182,070      507,578      150,927           629          --
 Redeemed...............     (728,816)   (1,178,715)    (797,427)  (1,058,739)      (23,364)       (1,773)
                         ------------  ------------  -----------  -----------  ------------  ------------
 Net
  increase/(decrease)...      138,810      (898,517)   1,149,029     (741,408)      312,492        55,292
                         ============  ============  ===========  ===========  ============  ============

-------------
* The Strategic Growth, Conservative Growth and Balanced Portfolios commenced operations on June 3, 1997.
** On January 30, 1998 shares were issued in exchange for Sierra Variable Trust
   Short Term Global Government Fund.
+ The Flexible Income Portfolio commenced operations on September 9, 1997.
++ The Income Portfolio commenced operations on October 22, 1997, ceased opera-
   tions on November 6, 1997, and re-commenced operations on April 23, 1998. +++ The Bond & Stock Fund and Northwest Fund commenced operations on April 28,
    1998.
(a) Formerly, Sierra Global Money Fund.
(b) Formerly, Sierra U.S. Government Fund.
(c) Formerly, Sierra Corporate Income Fund.
(d) Formerly, Sierra Capital Growth Portfolio
(e) Formerly, Sierra Growth Portfolio
(f) Formerly, Sierra Value Portfolio
                       See Notes to Financial Statements.

                                                                                    Bond & Stock  Northwest
      Income Fund(c)           Growth & Income Fund            Growth Fund              Fund         Fund
 -------------------------  --------------------------  --------------------------  ------------ ------------
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Period Ended Period Ended
  12/31/98      12/31/97      12/31/98      12/31/97      12/31/98      12/31/97    12/31/98+++  12/31/98+++
 -----------  ------------  ------------  ------------  ------------  ------------  ------------ ------------
 $ 2,636,378  $  1,172,700  $ 18,158,872  $24,113,296   $  7,279,293  $  6,294,103   $2,506,015   $2,102,818
        --            --            --           --             --            --           --           --
   3,316,492     3,679,274    17,919,702    7,156,956     12,171,471    15,740,221        3,775         --
  (8,270,118)  (14,699,610)  (14,049,826)  (6,030,942)   (29,929,091)  (13,194,239)      (6,172)    (104,491)
 -----------  ------------  ------------  -----------   ------------  ------------   ----------   ----------
 $(2,317,248) $ (9,847,636) $ 22,028,748  $25,239,310   $(10,478,327) $  8,840,085   $2,503,618   $1,998,327
 ===========  ============  ============  ===========   ============  ============   ==========   ==========
     256,287       116,943     1,106,063    1,556,541        401,445       412,682      252,138      222,987
        --            --            --           --             --            --           --           --
     324,373       374,460     1,122,085      460,254        661,853     1,081,802          386         --
    (802,650)   (1,516,352)     (859,170)    (372,884)    (1,677,237)     (838,693)        (619)     (11,574)
 -----------  ------------  ------------  -----------   ------------  ------------   ----------   ----------
    (221,990)   (1,024,949)    1,368,978    1,643,911       (613,939)      655,791      251,905      211,413
 ===========  ============  ============  ===========   ============  ============   ==========   ==========

   Conservative Growth                                       Flexible Income
       Portfolio(e)            Balanced Portfolio             Portfolio(f)              Income Portfolio
 -------------------------  --------------------------  --------------------------  -------------------------
 Year Ended   Period Ended   Year Ended   Period Ended   Year Ended   Period Ended  Period Ended Period Ended
  12/31/98     12/31/97*      12/31/98     12/31/97*      12/31/98     12/31/97+      12/31/98    12/31/97++
 -----------  ------------  ------------  ------------  ------------  ------------  ------------ ------------
 $ 8,084,221  $  1,639,678  $  8,054,479  $ 2,461,288   $  1,105,636  $    100,589   $  934,501   $    2,910
      16,445          --          31,215         --              510          --             32         --
    (408,320)     (243,234)     (268,493)    (115,989)      (144,785)       (1,450)    (116,317)      (2,933)
 -----------  ------------  ------------  -----------   ------------  ------------   ----------   ----------
 $ 7,692,346  $  1,396,444  $  7,817,201  $ 2,345,299   $    961,361  $     99,139   $  818,216   $      (23)
 ===========  ============  ============  ===========   ============  ============   ==========   ==========
     707,885       154,598       710,926      235,893        100,651         9,950       90,295          291
       1,391          --           2,693         --               47          --              3         --
     (37,067)      (23,652)      (23,796)     (11,041)       (13,236)         (143)     (10,691)        (291)
 -----------  ------------  ------------  -----------   ------------  ------------   ----------   ----------
     672,209       130,946       689,823      224,852         87,462         9,807       79,607         --
 ===========  ============  ============  ===========   ============  ============   ==========   ==========

                       See Notes to Financial Statements.

financial highlights
Money Market Fund(a)

For a Fund share outstanding throughout each year

                                     Year      Year      Year       Year      Year
                                    Ended     Ended     Ended      Ended     Ended
                                   12/31/98  12/31/97  12/31/96   12/31/95  12/31/94
                                   --------  --------  --------   --------  --------
Net asset value, beginning of
 year............................  $  1.00   $  1.00   $  1.00    $  1.00    $ 1.00
                                   -------   -------   -------    -------    ------
Income from investment
 operations:
Net investment income............    0.049     0.049     0.049      0.053     0.037
                                   -------   -------   -------    -------    ------
Total from investment
 operations......................    0.049     0.049     0.049      0.053     0.037
Less distributions:
Dividends from net investment
 income..........................   (0.049)   (0.049)   (0.049)    (0.053)   (0.037)
Distributions from net realized
 capital gains...................      --        --     (0.000)#      --        --
                                   -------   -------   -------    -------    ------
Total distributions..............   (0.049)   (0.049)   (0.049)    (0.053)   (0.037)
                                   -------   -------   -------    -------    ------
Net asset value, end of year.....  $  1.00   $  1.00   $  1.00    $  1.00    $ 1.00
                                   =======   =======   =======    =======    ======
Total return+....................     5.01%     4.99%     4.97%      5.46%     3.69%
                                   =======   =======   =======    =======    ======
Ratios to average net
 assets/supplemental data:
Net assets, end of year (in
 000's)..........................  $31,862   $32,864   $23,266    $20,373    $6,159
Ratio of operating expenses to
 average net assets(b)...........     0.65%     0.75%     0.58%      0.50%     0.49%
Ratio of net investment income to
 average net assets..............     4.90%     4.88%     4.86%      5.30%     3.84%
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian........     0.81%     0.85%     0.88%      1.01%     1.25%

-------------
+ The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been re-duced by credits allowed by the custodian.
# Amount represents less than $0.01 per share.
(a) Formerly, Sierra Global Money Fund.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
Short Term High Quality Bond Fund

For a Fund share outstanding throughout each year

                              Year      Year      Year      Year     Period
                             Ended     Ended     Ended     Ended      Ended
                            12/31/98  12/31/97  12/31/96  12/31/95  12/31/94*
                            --------  --------  --------  --------  ---------
Net asset value, beginning
 of year..................  $  2.43   $  2.43   $  2.49   $  2.39    $  2.50
                            -------   -------   -------   -------    -------
Income from investment
 operations:
Net investment income.....     0.12      0.14      0.15      0.12       0.08
Net realized and
 unrealized gain/(loss) on
 investments..............     0.01      0.00#    (0.06)     0.10      (0.12)
                            -------   -------   -------   -------    -------
Total from investment
 operations...............     0.13      0.14      0.09      0.22      (0.04)
Less distributions:
Dividends from net
 investment income........    (0.12)    (0.14)    (0.15)    (0.12)     (0.07)
                            -------   -------   -------   -------    -------
Total distributions.......    (0.12)    (0.14)    (0.15)    (0.12)     (0.07)
                            -------   -------   -------   -------    -------
Net asset value, end of
 year.....................  $  2.44   $  2.43   $  2.43   $  2.49    $  2.39
                            =======   =======   =======   =======    =======
Total return+.............     5.28%     5.90%     3.74%     9.30%     (1.62)%
                            =======   =======   =======   =======    =======
Ratios to average net
 assets/supplemental data:
Net assets, end of year
 (in 000's)...............  $37,399   $11,944   $12,402   $12,365    $15,547
Ratio of operating
 expenses to average net
 assets(a)................     0.85%     1.00%     0.98%     0.85%      0.77%**
Ratio of net investment
 income to average net
 assets...................     5.45%     6.04%     6.08%     6.14%      5.63%**
Portfolio turnover rate...       27%       43%      125%      188%        80%
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or fees
 reduced by credits
 allowed by the
 custodian................     0.89%     1.03%     1.06%     1.01%      1.10%**

-------------
* The Fund commenced operations on January 12, 1994.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived by the invest-ment advisor or if fees had not been reduced by credits allowed by the custo-dian.
# Amount represents less than $0.01 per share
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
U.S. Government Securities Fund(a)

For a Fund share outstanding throughout each year

                                     Year      Year      Year      Year      Year
                                    Ended     Ended     Ended     Ended     Ended
                                   12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                                   --------  --------  --------  --------  --------
Net asset value, beginning of
 year............................  $ 10.04   $  9.77   $ 10.00   $  9.13   $ 10.04
                                   -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income............     0.63      0.63      0.58      0.64      0.50
Net realized and unrealized
 gain/(loss) on investments......     0.06      0.26     (0.23)     0.87#    (0.90)#
                                   -------   -------   -------   -------   -------
Total from investment
 operations......................     0.69      0.89      0.35      1.51     (0.40)
Less distributions:
Dividends from net investment
 income..........................    (0.62)    (0.62)    (0.58)    (0.64)    (0.50)
Distributions from net realized
 gains...........................      --        --        --        --      (0.01)
                                   -------   -------   -------   -------   -------
Total distributions..............    (0.62)    (0.62)    (0.58)    (0.64)    (0.51)
                                   -------   -------   -------   -------   -------
Net asset value, end of year.....  $ 10.11   $ 10.04   $  9.77   $ 10.00   $  9.13
                                   =======   =======   =======   =======   =======
Total return+....................     7.03%     9.42%     3.69%    16.89%    (4.04)%
                                   =======   =======   =======   =======   =======
Ratios to average net
 assets/supplemental data:
Net assets, end of year (in
 000's)..........................  $41,914   $61,656   $66,563   $52,303   $43,582
Ratio of operating expenses to
 average net assets(b)...........     0.89%     0.90%     0.94%     1.00%     0.85%
Ratio of net investment income to
 average net assets..............     5.85%     6.28%     6.18%     6.68%     5.75%
Portfolio turnover rate..........       22%      194%      282%      273%       74%
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian........     1.03%     0.91%     0.94%     1.03%     1.02%
Ratio of operating expenses to
 average net assets including
 interest expense................     1.02%     1.54%     1.08%     1.76%     0.86%

-------------
+ The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been re-duced by credits allowed by the custodian.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) Formerly, Sierra U.S. Government Fund.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
Income Fund(a)

For a Fund share outstanding throughout each year

                                     Year      Year      Year      Year      Year
                                    Ended     Ended     Ended     Ended     Ended
                                   12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                                   --------  --------  --------  --------  --------
Net asset value, beginning of
 year............................  $ 10.19   $  9.82   $ 10.48   $  9.06   $ 10.34
                                   -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income............     0.70      0.70      0.68      0.70      0.47
Net realized and unrealized
 gain/(loss) on investments......     0.04      0.37     (0.66)     1.50     (1.30)
                                   -------   -------   -------   -------   -------
Total from investment
 operations......................     0.74      1.07      0.02      2.20     (0.83)
Less distributions:
Dividends from net investment
 income..........................    (0.69)    (0.70)    (0.68)    (0.78)    (0.40)
Distributions from net realized
 gains...........................     --        --        --        --       (0.05)
                                   -------   -------   -------   -------   -------
Total distributions..............    (0.69)    (0.70)    (0.68)    (0.78)    (0.45)
                                   -------   -------   -------   -------   -------
Net asset value, end of year.....  $ 10.24   $ 10.19   $  9.82   $ 10.48   $  9.06
                                   =======   =======   =======   =======   =======
Total return+....................     7.45%    11.35%     0.43%    25.09%    (8.13)%
                                   =======   =======   =======   =======   =======
Ratios to average net
 assets/supplemental data:
Net assets, end of year (in
 000's)..........................  $49,654   $51,670   $59,883   $60,676   $54,705
Ratio of operating expenses to
 average net assets(b)...........     0.96%     0.96%     0.98%     0.99%     0.93%
Ratio of net investment income to
 average net assets..............     6.69%     6.95%     6.92%     7.00%     7.28%
Portfolio turnover rate..........        4%       36%       30%       42%       23%
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian........     0.96%     0.96%     0.98%     0.99%     1.07%
Ratio of operating expenses to
 average net assets including
 interest expense................     --        --        --        0.99%     --

-------------
+ The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been re-duced by credits allowed by the custodian.
(a) Formerly, Sierra Corporate Income Fund.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
Growth & Income Fund

For a Fund share outstanding throughout each year

                             Year      Year      Year       Year     Period
                            Ended     Ended     Ended      Ended      Ended
                           12/31/98  12/31/97  12/31/96   12/31/95  12/31/94*
                           --------  --------  --------   --------  ---------
Net asset value,
 beginning of year.......  $  16.92  $  14.29  $ 12.83    $  9.83    $ 10.00
                           --------  --------  -------    -------    -------
Income from investment
 operations:
Net investment income....      0.06      0.06     0.12++     0.12       0.07
Net realized and
 unrealized gain/(loss)
 on investments..........      2.97      3.90     2.54       3.05      (0.24)
                           --------  --------  -------    -------    -------
Total from investment
 operations..............      3.03      3.96     2.66       3.17      (0.17)
Less distributions:
Dividends from net
 investment income.......     (0.09)    (0.10)   (0.12)     (0.07)       --
Distributions from net
 realized gains..........     (2.89)    (1.23)   (1.08)     (0.10)       --
                           --------  --------  -------    -------    -------
Total distributions......     (2.98)    (1.33)   (1.20)     (0.17)       --
                           --------  --------  -------    -------    -------
Net asset value, end of
 year....................  $  16.97  $  16.92  $ 14.29    $ 12.83    $  9.83
                           ========  ========  =======    =======    =======
Total return+............     18.98%    28.50%   21.81%     32.41%     (1.70)%
                           ========  ========  =======    =======    =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of year
 (in 000's)..............  $125,295  $101,794  $62,445    $46,362    $24,905
Ratio of operating
 expenses to average net
 assets(a)...............      1.06%     1.08%    1.13%      1.06%      1.20%**
Ratio of net investment
 income to average net
 assets..................      0.37%     0.55%    0.93%      1.31%      1.63%**
Portfolio turnover rate..        78%      109%      83%        70%        44%
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or fees
 reduced by credits
 allowed by the
 custodian...............      1.06%     1.08%    1.13%      1.16%      1.55%**

-------------
* The Fund commenced operations on January 12, 1994.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived by the invest-ment advisor or if fees had not been reduced by credits allowed by the custo-dian.
++ Per share numbers have been calculated using the average shares method.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
Growth Fund

For a Fund share outstanding throughout each year

                            Year       Year       Year        Year       Year
                           Ended       Ended     Ended       Ended      Ended
                          12/31/98   12/31//97  12/31/96    12/31/95   12/31/94
                          --------   ---------  --------    --------   --------
Net asset value,
 beginning of year......  $  15.41   $  16.01   $  15.72    $ 11.48    $ 11.19
                          --------   --------   --------    -------    -------
Income from investment
 operations:
Net investment
 income/(loss)..........     (0.09)      0.07       0.00++#    0.04++     0.04
Net realized and
 unrealized gain on
 investments............      8.81       1.60       2.42       4.24       0.26
                          --------   --------   --------    -------    -------
Total from investment
 operations.............      8.72       1.67       2.42       4.28       0.30
Less distributions:
Dividends from net
 investment income......     (0.07)     (0.02)       --       (0.04)     (0.01)
Distributions from net
 realized gains.........     (1.70)     (2.25)     (2.13)     (0.00)#      --
                          --------   --------   --------    -------    -------
Total distributions.....     (1.77)     (2.27)     (2.13)     (0.04)     (0.01)
                          --------   --------   --------    -------    -------
Net asset value, end of
 year...................  $  22.36   $  15.41   $  16.01    $ 15.72    $ 11.48
                          ========   ========   ========    =======    =======
Total return+...........     59.04%     11.24%     16.15%     37.34%      2.69%
                          ========   ========   ========    =======    =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of year
 (in 000's).............  $162,967   $121,766   $116,064    $99,699    $62,763
Ratio of operating
 expenses to average net
 assets(a)..............      1.16%      1.18%      1.22%      1.24%      1.26%
Ratio of net investment
 income/(loss) to
 average net assets.....     (0.55)%     0.07%      0.01%      0.29%      0.74%
Portfolio turnover
 rate...................       112%       158%       169%       187%       257%
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian..............      1.17%      1.19%      1.22%      1.24%      1.32%

-------------
+ The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been re-duced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# Amount represents less than $0.01 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
Bond & Stock Fund

For a Fund share outstanding throughout the period

                                                                      Period
                                                                       Ended
                                                                     12/31/98*
                                                                     ---------
Net asset value, beginning of period................................  $10.00
                                                                      ------
Income from investment operations:
Net investment income...............................................    0.16++
Net realized and unrealized gain on investments.....................    0.14
                                                                      ------
Total from investment operations....................................    0.30
Less distributions:
Dividends from net investment income................................   (0.03)
                                                                      ------
Total distributions.................................................   (0.03)
                                                                      ------
Net asset value, end of period......................................  $10.27
                                                                      ======
Total return+.......................................................    3.02%
                                                                      ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................................  $2,586
Ratio of operating expenses to average net assets (a)...............    1.50%**
Ratio of net investment income to average net assets................    2.26%**
Portfolio turnover rate.............................................      28%
Ratio of operating expenses to average net assets without fee
 waivers and fees reduced by credits allowed by the custodian.......    2.49%**

-------------
* The Fund commenced operations on April 28, 1998.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived by the invest-ment advisor or if fees had not been reduced by credits allowed by the custo-dian.
++ Per share numbers have been calculated using the average shares method.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.
                       See Notes to Financial Statements.

financial highlights
Northwest Fund

For a Fund share outstanding throughout the period

                                                                      Period
                                                                       Ended
                                                                     12/31/98*
                                                                     ---------
Net asset value, beginning of period................................  $10.00
                                                                      ------
Income from investment operations:
Net investment income...............................................    0.00#
Net realized and unrealized gain on investments.....................    0.94
                                                                      ------
Total from investment operations....................................    0.94
                                                                      ------
Net asset value, end of period......................................  $10.94
                                                                      ======
Total return+.......................................................    9.40%
                                                                      ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................................  $2,313
Ratio of operating expenses to average net assets(a)................    1.50%**
Ratio of net investment income to average net assets................    0.03%**
Portfolio turnover rate.............................................      28%
Ratio of operating expenses to average net assets without fee waiv-
 ers and fees reduced by credits allowed
 by the custodian...................................................    2.76%**

-------------
* The Fund commenced operations on April 28, 1998.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived by the invest-ment advisor or if fees had not been reduced by credits allowed by the custo-dian.
# Amount represents less than $0.01 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.
                       See Notes to Financial Statements.

financial highlights
Emerging Growth Fund

For a Fund share outstanding throughout each year

                            Year       Year       Year        Year      Period
                           Ended      Ended      Ended       Ended       Ended
                          12/31/98   12/31/97   12/31/96    12/31/95   12/31/94*
                          --------   --------   --------    --------   ---------
Net asset value,
 beginning of year......  $ 15.63    $ 14.70    $ 13.74     $ 10.53     $ 10.00
                          -------    -------    -------     -------     -------
Income from investment
 operations:
Net investment
 income/(loss)..........    (0.07)     (0.03)     (0.12)++    (0.01)       0.06
Net realized and
 unrealized gain on
 investments............     1.21       1.80       1.52        3.26        0.47
                          -------    -------    -------     -------     -------
Total from investment
 operations.............     1.14       1.77       1.40        3.25        0.53
Less distributions:
Dividends from net
 investment income......      --         --         --        (0.04)        --
Distributions from net
 realized gains.........    (2.18)     (0.84)     (0.44)      (0.00)#       --
                          -------    -------    -------     -------     -------
Total distributions.....    (2.18)     (0.84)     (0.44)      (0.04)        --
                          -------    -------    -------     -------     -------
Net asset value, end of
 year...................  $ 14.59    $ 15.63    $ 14.70     $ 13.74     $ 10.53
                          =======    =======    =======     =======     =======
Total return+...........     8.09%     12.59%     10.04%      30.99%       5.30%
                          =======    =======    =======     =======     =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of year
 (in 000's).............  $44,380    $45,362    $55,887     $46,058     $19,885
Ratio of operating
 expenses to average net
 assets(a)..............     1.19%      1.20%      1.20%       1.20%       1.23%**
Ratio of net investment
 income/(loss) to
 average net assets.....    (0.48)%    (0.58)%    (0.82)%     (0.35)%      1.03%**
Portfolio turnover
 rate...................      108%       116%        97%        135%        192%
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or fees
 reduced by credits
 allowed by the
 custodian..............     1.20%      1.21%      1.21%       1.28%       1.38%**

-------------
* The Fund commenced operations on January 12, 1994.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived by the invest-ment advisor or if fees had not been reduced by credits allowed by the custo-dian.
++ Per share numbers have been calculated using the average shares method.
# Amount represents less than $0.01 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
International Growth Fund

For a Fund share outstanding throughout each year

                                  Year       Year      Year       Year       Year
                                 Ended      Ended     Ended      Ended      Ended
                                12/31/98   12/31/97  12/31/96   12/31/95   12/31/94
                                --------   --------  --------   --------   --------
Net asset value, beginning of
 year.........................  $ 12.26    $ 13.02   $ 12.11    $ 11.47    $ 11.31
                                -------    -------   -------    -------    -------
Income from investment
 operations:
Net investment income.........     0.07++     0.71      0.07++     0.18       0.01
Net realized and unrealized
 gain/(loss) on investments...     0.64      (0.97)     1.01       0.58       0.19##
                                -------    -------   -------    -------    -------
Total from investment
 operations...................     0.71      (0.26)     1.08       0.76       0.20
Less distributions:
Dividends from net investment
 income.......................    (0.72)     (0.26)    (0.17)     (0.00)#    (0.03)
Distributions from net
 realized gains...............    (0.64)     (0.24)      --       (0.12)     (0.01)
                                -------    -------   -------    -------    -------
Total distributions...........    (1.36)     (0.50)    (0.17)     (0.12)     (0.04)
                                -------    -------   -------    -------    -------
Net asset value, end of year..  $ 11.61    $ 12.26   $ 13.02    $ 12.11    $ 11.47
                                =======    =======   =======    =======    =======
Total return+.................     5.20%    (2.64)%     9.04%      6.61%      1.88%
                                =======    =======   =======    =======    =======
Ratios to average net
 assets/supplemental data:
Net assets, end of year (in
 000's).......................  $60,360    $49,636   $62,355    $45,909    $46,529
Ratio of operating expenses to
 average net assets(a)........     1.36%      1.35%     1.39%      1.47%      1.34%
Ratio of net investment income
 to average net assets........     0.61%      0.52%     0.56%      0.91%      0.83%
Portfolio turnover rate.......      118%        84%       98%        72%        51%
Ratio of operating expenses to
 average net assets without
 fee waivers, expenses
 absorbed and/or fees reduced
 by credits allowed by the
 custodian....................     1.48%      1.36%     1.39%      1.48%      1.50%

-------------
+ The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been re-duced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# Amount represents less than $0.01 per share.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                       See Notes to Financial Statements.

financial highlights
Strategic Growth Portfolio(a)

For a Portfolio share outstanding throughout the year

                                                             Year     Period
                                                            Ended      Ended
                                                           12/31/98  12/31/97*
                                                           --------  ---------
Net asset value, beginning of year........................  $10.70    $10.00
                                                            ------    ------
Income from investment operations:
Net investment income.....................................    0.17++    0.10
Net realized and unrealized gain on investments...........    2.63      0.60#
                                                            ------    ------
Total from investment operations..........................    2.80      0.70
Less distributions:
Dividends from net investment income......................   (0.03)      --
Distributions from net realized gains.....................   (0.01)      --
                                                            ------    ------
Total distributions.......................................   (0.04)      --
                                                            ------    ------
Net asset value, end of year..............................  $13.46    $10.70
                                                            ======    ======
Total return+.............................................   26.19%     7.00%
                                                            ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)........................  $4,949    $  591
Ratio of operating expenses to average net assets(b)(c)...    0.35%     0.35%**
Ratio of net investment income to average net assets......    1.42%     0.51%**
Portfolio turnover rate...................................      39%       11%
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and fees reduced by
 credits allowed by the custodian(c)......................    0.80%    15.54%**

-------------
* The Portfolio commenced operations on June 3, 1997.
** Annualized.
+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
++ Per share numbers have been calculated using the averate shares method.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Formerly, Sierra Capital Growth Portfolio.
(b) Ratio of operations expenses to average net assets includes expenses paid indirectly.
(c) The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.
                       See Notes to Financial Statements.

financial highlights
Conservative Growth Portfolio(a)

For a Portfolio share outstanding throughout each year

                                                             Year      Period
                                                            Ended       Ended
                                                           12/31/98   12/31/97*
                                                           --------   ---------
Net asset value, beginning of year........................ $ 10.49     $10.00
                                                           -------     ------
Income from investment operations:
Net investment income.....................................    0.20++     0.07
Net realized and unrealized gain on investments...........    1.89       0.42#
                                                           -------     ------
Total from investment operations..........................    2.09       0.49
Less distributions:
Dividends from net investment income......................   (0.03)       --
Distributions from net realized gains.....................   (0.01)       --
                                                           -------     ------
Total distributions.......................................   (0.04)       --
                                                           -------     ------
Net asset value, end of year.............................. $ 12.54     $10.49
                                                           =======     ======
Total return+.............................................   19.91%      4.90%
                                                           =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)........................ $10,072     $1,374
Ratio of operating expenses to average net assets(b)(c)...    0.35%      0.35%**
Ratio of net investment income to average net assets......    1.79%      1.24%**
Portfolio turnover rate...................................      35%        42%
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and fees reduced by
 credits allowed by the custodian(c)......................    0.57%      6.67%**

-------------
* The Portfolio commenced operations on June 3, 1997.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Formerly, Sierra Growth Portfolio.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
                       See Notes to Financial Statements.

financial highlights
Balanced Portfolio

For a Portfolio share outstanding throughout each year

                                                          Year       Period
                                                         Ended       Ended
                                                        12/31/98   12/31/97 *
                                                        --------   ----------
Net asset value, beginning of year..................... $ 10.47      $10.00
                                                        -------      ------
Income from investment operations:
Net investment income..................................    0.31++      0.13
Net realized and unrealized gain on investments........    1.49        0.34#
                                                        -------      ------
Total from investment operations.......................    1.80        0.47
Less distributions:
Dividends from net investment income...................   (0.07)        --
Distributions from net realized gains..................     --
                                                        -------      ------
Total distributions....................................   (0.07)        --
                                                        -------      ------
Net asset value, end of year........................... $ 12.20      $10.47
                                                        =======      ======
Total return+..........................................   17.18%       4.70%
                                                        =======      ======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..................... $11,161      $2,354
Ratio of operating expenses to average net
 assets(a)(b)..........................................    0.35%       0.35%**
Ratio of net investment income to average net assets...    2.79%       2.34%**
Portfolio turnover rate................................      33%         15%
Ratio of operating expenses to average net assets
 without fee waivers, expenses absorbed and fees
 reduced by credits allowed by the custodian(b)........    0.54%       3.97%**

-------------
* The Portfolio commenced operations on June 3, 1997.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor and/or adminisatrator or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
                       See Notes to Financial Statements.

financial highlights
Flexible Income Portfolio(a)

For a Portfolio share outstanding throughout each year

                                                             Year      Period
                                                            Ended      Ended
                                                           12/31/98  12/31/97 *
                                                           --------  ----------
Net asset value, beginning of year.......................   $10.23    $ 10.00
                                                            ------    -------
Income from investment operations:
Net investment income....................................     0.48++     0.04
Net realized and unrealized gain on investments..........     0.69       0.19#
                                                            ------    -------
Total from investment operations.........................     1.17       0.23
Less distributions:
Dividends from net investment income.....................    (0.02)      --
                                                            ------    -------
Total distributions......................................    (0.02)      --
                                                            ------    -------
Net asset value, end of year.............................   $11.38    $ 10.23
                                                            ======    =======
Total return+............................................    11.75%      2.30%
                                                            ======    =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).......................   $1,107    $   100
Ratio of operating expenses to average net assets(b)(c)..     0.35%     0.34%**
Ratio of net investment income to average net assets.....     4.90%     7.04%**
Portfolio turnover rate..................................       78%         5%
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and fees reduced by
 credits allowed by the custodian(c).....................     1.51%   116.19%**

-------------
* The Portfolio commenced operations on September 9 , 1997.
** Annualized.
+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Formerly, Sierra Value Portfolio.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) The Portfolio will also bear its prorated share of expenses of the Under-lying Funds.
                       See Notes to Financial Statements.

financial highlights
Income Portfolio

For a Portfolio share outstanding throughout each period

                                                           Period     Period
                                                           Ended       Ended
                                                          12/31/98   12/31/97*
                                                          --------   ---------
Net asset value, beginning of year......................   $10.00    $  10.00
                                                           ------    --------
Income from investment operations:
Net investment income...................................     0.56++       --
Net realized and unrealized gain/(loss) on investments..    (0.14)        --
                                                           ------    --------
Total from investment operations........................     0.42         --
                                                           ------    --------
Net asset value, end of year............................   $10.42    $  10.00#
                                                           ======    ========
Total return+...........................................     4.23%       0.00%
                                                           ======    ========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)......................   $  829    $      0
Ratio of operating expenses to average net
 assets(a)(b)...........................................     0.35%**     0.35%**
Ratio of net investment income to average net assets....     7.39%**     0.00%**
Portfolio turnover rate.................................       61%         99%
Ratio of operating expenses to average net assets
 without fee waivers, expenses absorbed and fees reduced
 by credits allowed by the custodian(b).................     5.37%** 7,567.04%**

-------------
* The Income Portfolio commenced operations on October 22, 1997, ceased opera-tions on November 4, 1997, and re-commenced operations on April 23, 1998.
** Annualized.
+ Total return is not annualized for periods less than one year. The total re-turn would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor and/or adminisatrator or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# Represents offering share price.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
                       See Notes to Financial Statements.

portfolio of investments
Money Market Fund

December 31, 1998

 Principal
   Amount                                                              Value
 ---------                                                          -----------
 COMMERCIAL PAPER (DOMESTIC) - 28.2%
 $1,500,000 AI Credit Corporation,
             5.151% due 01/14/1999++.............................   $ 1,497,210
  1,500,000 American Honda Financial Corporation,
             5.250% due 02/11/1999++.............................     1,491,031
  1,500,000 Household Finance Corporation,
             5.230% due 01/14/1999++.............................     1,497,167
  1,500,000 IBM Credit,
             5.229% due 01/19/1999++.............................     1,496,078
  1,500,000 Weyerhauser Real Estate Company,
             5.200% due 01/13/1999++.............................     1,497,400
  1,500,000 Windmill Funding Corporation,
             5.310% due 02/11/1999++.............................     1,490,929
                                                                    -----------
            Total Commercial Paper (Domestic) (Cost $8,969,815)..     8,969,815
                                                                    -----------
 COMMERCIAL PAPER (FOREIGN) - 4.7%
  (Cost $1,497,608)
  1,500,000 Xerox Capital (Europe) Plc,
             5.219% due 01/12/1999++.............................     1,497,608
                                                                    -----------
 CERTIFICATES OF DEPOSIT (YANKEE) - 7.7%
  1,000,000 Credit Suisse First Boston, NY,
             5.740 due 01/07/1999................................     1,000,000
  1,500,000 Societe Generale, NY,
             5.507% due 05/07/1999+..............................     1,499,617
                                                                    -----------
            Total Certificates of Deposit (Yankee)
             (Cost $2,499,617)...................................     2,499,617
                                                                    -----------
 MEDIUM TERM NOTES - 14.0%
            Caterpillar Finance Service Corporation:
  1,000,000 6.760% due 03/15/1999................................     1,001,957
    500,000 5.900% due 12/15/1999................................       504,128
  1,437,000 Citicorp,
             9.750% due 08/01/1999...............................     1,469,650
  1,500,000 US Bank NA Minnesota,
             5.517% due 09/15/1999...............................     1,500,330
                                                                    -----------
            Total Medium Term Notes
             (Cost $4,476,065)...................................     4,476,065
                                                                    -----------
 TAXABLE VARIABLE RATE DEMAND OBLIGATIONS - 9.1%
  1,500,000 DBSI First Mortgage 1998 Corporation, (LOC: Bank,
             N.A.),
             5.550% due 07/01/2023+..............................     1,500,000
    570,000 Greensboro, NC, Public Improvement, Series C, (LOC:
             Wachovia Bank of NC),
             5.650% due 04/01/2014+..............................       570,000
    825,000 Machining Center Inc., (LOC: Comerica Bank),
             5.580% due 10/01/2027+..............................       825,000
                                                                    -----------
            Total Taxable Variable Rate Demand Obligations
             (Cost $2,895,000)...................................     2,895,000
                                                                    -----------

 Principal
   Amount                                                              Value
 ---------                                                          -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 33.0%
            Federal Farm Credit Bank (FFCB) - 14.1%
 $1,500,000 4.850% due 02/01/1999................................   $ 1,500,000
  1,500,000 5.500% due 02/01/1999................................     1,500,000
  1,500,000 4.870% due 04/01/1999................................     1,500,000
                                                                    -----------
            Total FFCBs (Cost $4,500,000)........................     4,500,000
                                                                    -----------
            Federal Home Loan Bank (FHLB) - 4.7%
            (Cost $1,500,000)
  1,500,000 5.125% due 10/13/1999................................     1,500,000
                                                                    -----------
            Federal National Mortgage Association (FNMA) - 9.5%
  1,500,000 5.530% due 03/11/1999................................     1,499,665
  1,500,000 5.530% due 03/16/1999................................     1,501,162
                                                                    -----------
            Total FNMAs (Cost $3,000,827)........................     3,000,827
                                                                    -----------
            Student Loan Mortgage Association (SLMA) - 4.7%
            (Cost $1,500,000)
  1,500,000 4.900% due 10/27/1999................................     1,500,000
                                                                    -----------
            Total U.S. Government Agency Obligations
             (Cost $10,500,827)..................................    10,500,827
                                                                    -----------
 REPURCHASE AGREEMENT - 7.4%
  (Cost $2,344,000)
  2,344,000 Agreement with Goldman Sachs Company, 4.000% dated
             01/04/1999, to be repurchased at $2,345,042 on
             01/04/1999, collaterized by $2,020,017 U.S. Treasury
             Note, 11.750% due 02/15/2001 (Market Value
             $2,397,878).........................................     2,344,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $33,182,932*)....................... 104.1%  33,182,932
OTHER ASSETS AND LIABILITIES (Net)..........................  (4.1)  (1,320,880)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $31,862,052
                                                             =====  ===========

-------------
*  Aggregate cost for federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++  Rate represents discount rate at the date of purchase (unaudited).

                       See Notes to Financial Statements.

portfolio of investments (continued)
Short Term High Quality Bond Fund

December 31, 1998

 Principal
   Amount                                                               Value
 ----------                                                          -----------
 CORPORATE BONDS AND NOTES - 37.7%
 $  250,000 BB&T Corporation, Sub. Note,
            7.050% due 05/23/2003.................................   $   263,308
    985,000 Boeing Capital Corporation, Sub. Note,
            6.710% due 07/19/2000.................................     1,003,170
    250,000 Camden Property Trust, Note,
            6.750% due 11/15/2001.................................       247,173
    500,000 Cendant Corporation, Note,
            7.500% due 12/01/2000.................................       504,374
  1,000,000 Chase Manhattan Corporation, Note,
            5.500% due 02/15/2001.................................     1,001,310
  1,000,000 Citigroup, Inc., Note,
            6.125% due 06/15/2000.................................     1,010,713
    100,000 Colonial Realty LP, Note,
            7.500% due 07/15/2001.................................       100,624
    720,000 Crane Company, Note,
            7.250% due 06/15/1999.................................       725,797
  1,000,000 CSX Corporation, Deb.,
            9.500% due 08/01/2000.................................     1,060,243
    530,000 Dobie Center Properties, Ltd., Note, Taxable,
            6.010% due 05/01/2000 ++..............................       533,144
    100,000 Equistar Chemicals LP, Note,
            9.125% due 03/15/2002.................................       105,840
    100,000 ERP Operating LP, Note,
            8.500% due 05/15/1999++...............................       100,569
    250,000 Federated Department Stores, Inc., Bond,
            6.790% due 07/15/2027.................................       253,799
  1,000,000 First Chicago, Sr. Note,
            9.250% due 11/15/2001.................................     1,096,769
  1,000,000 General Electric Capital Corporation, Series A, MTN,
            5.800% due 04/24/2000.................................     1,006,919
    300,000 GMAC, Note,
            8.625% due 06/15/1999.................................       304,058
    200,000 Lockheed Martin Corporation, Company Guaranty,
            6.850% due 05/15/2001.................................       206,515
    150,000 Lyondell Petrochemical Company, MTN,
            9.750% due 09/04/2003++...............................       162,188
  1,000,000 Merrill Lynch and Company, Series B, Note,
            6.100% due 10/04/1999.................................     1,004,207
    100,000 Nabisco Inc., Bond,
            6.300% due 08/26/1999++...............................        99,980
    500,000 Occidental Petroleum, Sr. Note,
            6.400% due 04/01/2003.................................       500,853
    600,000 Sun Communities, Inc., Sr. Note,
            7.625% due 05/01/2003.................................       604,702
    100,000 SUSA Partnership LP, Note,
            7.125% due 11/01/2003.................................        98,975
     50,000 Time Warner, Inc., Note,
            7.950% due 02/01/2000.................................        51,220
  1,000,000 United Illuminating Company, Note,
            6.000% due 12/15/2003.................................       995,329
    250,000 US West Capital Funding, Inc., Company Guaranty,
            6.125% due 07/15/2002.................................       255,864
    750,000 Wal-Mart Stores, Inc., Note,
            5.850% due 06/01/2000.................................       756,562
                                                                     -----------
            Total Corporate Bonds and Notes
             (Cost $13,960,963)...................................    14,054,205
                                                                     -----------
 U.S. TREASURY NOTES - 24.5%
  1,550,000 6.375% due 01/15/1999.................................     1,551,454
  4,000,000 4.000% due 10/31/2000.................................     3,958,752
  2,000,000 5.750% due 08/15/2003.................................     2,088,126
  1,500,000 5.625% due 02/15/2006.................................     1,582,500
                                                                     -----------
            Total U.S. Treasury Notes
             (Cost $9,098,371)....................................     9,180,832
                                                                     -----------

 Principal
   Amount                                                              Value
 ----------                                                          ----------
 ASSET-BACKED SECURITIES - 13.1%
 $1,091,329 BankBoston RV Trust, 1997-1 A4,
            6.330% due 04/15/2004.................................   $1,091,329
    250,000 Carco Auto Loan Master Trust, 1997-1 A,
            6.689% due 08/15/2004.................................      251,226
    500,000 First USA Credit Card Master Trust, 1997-6 A,
            6.420% due 03/17/2005.................................      516,151
            Green Tree Financial Corporation:
    250,000 1995-1 B2,
            9.200% due 06/15/2025.................................      265,595
    200,000 1995-6 B1,
            7.700% due 09/15/2026.................................      206,201
    100,000 Green Tree Home Equity Loan Trust, 1997-B A5,
            7.150% due 04/15/2027.................................      101,855
    165,000 Green Tree Home Improvement, 1995-D B2,
            7.450% due 09/15/2025.................................      164,149
     33,903 Green Tree Recreational, Equipment & Consumer, 1996-A,
             Class A1,
            5.550% due 02/15/2018.................................       33,976
    100,000 H&T Master Trust, 1996-1,
            8.430% due 08/15/2002++...............................      100,125
    350,000 MBNA Master Credit Card Trust, 1995-E A,
            5.755% due 01/15/2005.................................      350,145
            Merrill Lynch Mortgage Investors, Inc.:
     26,903 1991-IA,
            7.650% due 01/15/2012.................................       26,866
     29,518 1992-B-A4,
            7.850% due 04/15/2012.................................       29,564
    256,090 Mid-State Trust, Series 4 A,
            8.330% due 04/01/2030.................................      279,577
    700,000 Standard Credit Card Master Trust, 1994-4 A,
            8.250% due 11/07/2003.................................      748,656
    500,000 The Money Store Home Equity Trust, 1997-C AF,
            6.307% due 08/15/2012.................................      501,533
    247,540 World Omni Automobile Lease Securitization, 1996-B,
            6.850% due 11/15/2002++...............................      245,297
                                                                     ----------
            Total Asset-Backed Securities (Cost $4,887,855).......    4,912,245
                                                                     ----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 9.4%

   Government National Mortgage Association
   (GNMA) - 6.4%

     90,190 #001991, Seasoned,
            9.000% due 04/20/2025.................................       95,658
     41,969 #121425, Seasoned,
            11.000% due 04/15/2015................................       46,493
     62,101 #140834, Seasoned,
            11.000% due 12/15/2015................................       68,796
     23,414 #144538, Seasoned,
            11.000% due 12/15/2015................................       25,939
     73,792 #151670, Seasoned,
            11.000% due 12/15/2015................................       81,747
    188,976 #213862, Seasoned,
            10.000% due 09/15/2018................................      206,516
     85,901 #225305, Seasoned,
            10.000% due 02/15/2018................................       93,874
     22,895 #234561, Seasoned,
            10.000% due 12/15/2017................................       25,020
     35,649 #254937, Seasoned,
            10.000% due 06/15/2019................................       38,958
     72,287 #257814, Seasoned,
            10.000% due 09/15/2018................................       78,996
    215,320 #264735, Seasoned,
            10.000% due 02/15/2019................................      235,305
    126,580 #289333, Seasoned,
            10.000% due 05/15/2020................................      138,328

                       See Notes to Financial Statements.

portfolio of investments (continued)
Short Term High Quality Bond Fund

December 31, 1998

 Principal
   Amount                                                              Value
 ----------                                                          ----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - (Continued)

   Government National Mortgage Association
   (GNMA) - (Continued)

 $  160,714 #291116, Seasoned,
            10.000% due 06/15/2020................................   $  175,631
     72,493 #293511, Seasoned,
            10.000% due 07/15/2020................................       79,221
    220,876 #400224, Seasoned,
            8.000% due 06/15/2009.................................      228,952
    289,814 #453963, Seasoned,
            8.000% due 08/15/2012.................................      300,410
    143,631 #780081, Seasoned,
            10.000% due 02/15/2025................................      158,884
     34,796 #780121, Seasoned,
            10.000% due 04/15/2025................................       38,331
     33,393 #780141, Seasoned,
            10.000% due 12/15/2020................................       36,847
    212,684 #780317, Seasoned,
            9.000% due 12/15/2020.................................      228,411
                                                                     ----------
            Total GNMAs (Cost $2,377,680).........................    2,382,317
                                                                     ----------
   Adjustable Rate Mortgage-Backed Securities (ARM) - 1.7%
            Federal Home Loan Mortgage Corporation (FHLMC),
     94,147 #845988,
             7.513% due 11/01/2021+...............................       95,551
            Federal National Mortgage Association (FNMA):
    179,246 #082247,
             6.125% due 04/01/2019+...............................      180,218
     28,781 #124571,
            7.410% due 11/01/2022+................................       29,369
    107,426 #141461,
            7.466% due 11/01/2021+................................      109,535
     53,151 #152205,
            7.204% due 01/01/2019+................................       54,265
    169,009 #313257,
            6.176% due 11/01/2035+................................      170,054
                                                                     ----------
            Total ARMs (Cost $637,041)............................      638,992
                                                                     ----------
   Federal National Mortgage Association (FNMA) - 0.8%
    (Cost $299,947)
    286,452 #313641, Seasoned,
            8.500% due 11/01/2017.................................      300,416
                                                                     ----------
   Federal Home Loan Mortgage Corporation (FHLMC) - 0.5%
     15,464 #G50135, 5 Year Balloon, GOLD,
            5.500% due 03/01/1999.................................       15,454
    173,767 #A01226, Seasoned,
            9.500% due 08/01/2016.................................      185,279
                                                                     ----------
            Total FHLMCs (Cost $202,968)..........................      200,733
                                                                     ----------
            Total U.S. Government Agency Mortgage-Backed
             Securities (Cost $3,517,636).........................    3,522,458
                                                                     ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.9%
            Countrywide Funding Corporation:
     21,819  1994-1 A3,
            6.250% due 03/25/2024.................................       21,733
     87,864 1994-2 A8,
            6.500% due 02/25/2009.................................       87,608
    491,848 Federal Home Loan Mortgage Corporation -  Government
             National Mortgage Corporation, Class VG, Series 24,
             REMIC,
            6.250% due 06/25/2004.................................      496,105

 Principal
   Amount                                                              Value
 ----------                                                          ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - (Continued)
 $   37,377 Federal Home Loan Mortgage Corporation P/O, REMIC,
             #001719-C,
            Zero coupon due 04/15/1999............................   $   36,962
            General Electric Capital Mortgage Association:
     44,795 1994-27 A1,
            6.500% due 07/25/2024.................................       44,727
  1,150,000 1996-HE3 A3,
            7.150% due 09/25/2026.................................    1,159,654
    231,914 Norwest Asset Securities Corporation,
             1996-5 A13,
            7.500% due 11/25/2026.................................      231,479
     85,291 Prudential Home Mortgage Securities,
             1993-43 A1,
            5.400% due 10/25/2023.................................       84,965
    350,000 Residential Asset Securitization Trust, 1997-A6,
            7.250% due 09/25/2012.................................      354,974
     45,198 Residential Funding Mortgage Securitization, 1997-S13
             A8,
            7.100% due 09/25/2027.................................       45,228
                                                                     ----------
            Total Collateralized Mortgage Obligations
             (Cost $2,564,721)....................................    2,563,435
                                                                     ----------
 FOREIGN GOVERNMENT BONDS - 4.8%
  1,000,000 Ontario, Province of Canada,
            6.125% due 06/28/2000.................................    1,015,390
    750,000 Province of Alberta, Government Guaranty,
            9.250% due 04/01/2000.................................      787,530
                                                                     ----------
            Total Foreign Government Bonds
             (Cost $1,783,277)....................................    1,802,920
                                                                     ----------
 REPURCHASE AGREEMENT - 2.7%
  (Cost $1,015,000)
  1,015,000 Agreement with Goldman Sachs Company, 4.000% dated
             12/31/1998, to be repurchased at $1,015,451 on
             01/04/1999, collateralized by $847,709 U.S. Treasury
             Note, 11.750% due 02/15/2001 (Market Value
             $1,038,330)..........................................    1,015,000
                                                                     ----------

TOTAL INVESTMENTS (Cost $36,827,823*)........................  99.1%  37,051,095
OTHER ASSETS AND LIABILITIES (Net)...........................   0.9      348,202
                                                              -----  -----------
NET ASSETS................................................... 100.0% $37,399,297
                                                              =====  ===========

-------------
* Aggregate cost for federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registra-tion, normally to qualified institutional buyers.


                               GLOSSARY OF TERMS

  BALLOON - Five- and seven-year mortgages
           with larger dollar amounts of
           payments falling due in the later
           years of the obligation.
  GOLD    - Payments are on accelerated 45-
           day payment cycle instead of 75-
           day payment cycle
  LP      - Limited Partnership
  MTN     - Medium Term Note
  P/O     - Principal Only
  REMIC   - Real Estate Mortgage Investment
          Conduit

                       See Notes to Financial Statements.

portfolio of investments (continued)
U.S. Government Securities Fund

December 31, 1998

 Principal
   Amount                                                              Value
 ---------                                                          -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 44.6%
   Government National Mortgage Association
   (GNMA) - 24.5%
 $2,550,817 7.000% due 01/15/2028................................   $ 2,612,189
  6,502,988 7.500% due 01/15/2023 - 11/15/2023...................     6,712,319
    862,484 8.000% due 07/15/2026 - 06/15/2027...................       896,866
     46,857 9.000% due 08/15/2021................................        50,049
                                                                    -----------
            Total GNMAs (Cost $10,035,731).......................    10,271,423
                                                                    -----------
   Federal Home Loan Mortgage Corporation
    (FHLMC) - 18.2%
            GOLD:
    950,585 5.500% due 12/01/2008................................       939,000
  2,327,276 6.000% due 01/01/2013................................     2,335,277
    934,547 6.500% due 01/01/2028................................       941,556
  2,588,556 7.000% due 04/01/2008 - 01/01/2013...................     2,648,416
    734,709 8.750% due 01/01/2013................................       772,731
                                                                    -----------
            Total FHLMCs (Cost $7,497,299).......................     7,636,980
                                                                    -----------
   Federal National Mortgage Association
    (FNMA) - 1.9%
    495,611 8.000% due 05/01/2022................................       513,732
    243,041 8.500% due 02/01/2023................................       254,889
                                                                    -----------
            Total FNMAs (Cost $769,907)..........................       768,621
                                                                    -----------
            Total U.S. Government Agency Mortgage-Backed
             Securities (Cost $18,302,937).......................    18,677,024
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 35.9%
            Federal National Mortgage Associaton, REMIC, Pass-
             through Certificates:
    672,418 Trust 89-90, Class E, 8.700% due 12/25/2019..........       708,247
  5,241,688 Trust 92-55, Class DZ, 8.000% due 04/25/2022.........     5,578,089
  6,296,364 Trust 92-83, Class X, 7.000% due 02/25/2022..........     6,389,066
    807,499 Trust 93-159, Class PA, (P/O),
             Zero coupon due 01/25/2021..........................       771,153
    250,213 Trust 94-57, Class C, (P/O),
             Zero coupon due 01/25/2024..........................       245,210
    336,007 Guaranteed Mortgage Corporation III,
             (GNMA-CMB), Trust B, Class 3,
             9.000% due 12/01/2007...............................       335,273
  1,000,000 Residential Funding Mortgage Security, Trust 92-S39,
             Class A8, 7.500% due 11/25/2007.....................     1,018,178
                                                                    -----------
            Total Collateralized Mortgage Obligations
             (Cost $13,280,169)..................................    15,045,216
                                                                    -----------
 U.S. TREASURY OBLIGATIONS - 8.9%
   U.S Treasury Bonds - 7.2%
    300,000 12.750% due 11/15/2010...............................       436,219
  2,300,000 6.250% due 08/15/2023................................     2,573,845
                                                                    -----------
            Total U.S. Treasury Bonds (Cost $2,704,021)..........     3,010,064
                                                                    -----------
   U.S. Treasury Notes - 1.7%
    325,000 6.625% due 03/31/2002................................       343,586
    350,000 6.250% due 02/15/2007................................       384,016
                                                                    -----------
            Total U.S. Treasury Notes (Cost $671,587)............       727,602
                                                                    -----------
            Total U.S. Treasury Obligations (Cost $3,375,608)....     3,737,666
                                                                    -----------

     Principal
       Amount                                                          Value
     ---------                                                      -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.3%
 $2,000,000         Federal Farm Credit Bank,
                     5.700% due 06/18/2003.......................   $ 2,038,462
  1,000,000         Federal Home Loan Bank,
                     5.705% due 03/19/2003.......................     1,027,310
                                                                    -----------
                    Total U.S. Government Agency Obligations
                     (Cost $3,097,177)...........................     3,065,772
                                                                    -----------
 REPURCHASE AGREEMENT - 2.7%
  (Cost $1,140,000)
  1,140,000         Agreement with Goldman Sachs Company, 4.000%
                     dated 12/31/1998, to be repurchased at
                     $1,140,507 on 01/04/1999, collateralized by
                     $1,982,431 U.S. Treasury Note, 11.750% due
                     02/15/2001.
                     (Market Value $1,166,204)...................     1,140,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $39,195,891*).......................  99.4%  41,665,678
OTHER ASSETS AND LIABILITIES (Net)..........................   0.6      248,716
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $41,914,394
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes is $39,199,524.


                               GLOSSARY OF TERMS

  GOLD - Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle
  P/O   - Principal Only
        - Real Estate Mortgage Investment
  REMIC  Conduit

                       See Notes to Financial Statements.

portfolio of investments (continued)
Income Fund

December 31, 1998

 Principal
   Amount                                                              Value
 ---------                                                           ----------
 CORPORATE BONDS AND NOTES - 90.0%
            Industrial - 51.0%
 $1,200,000 ANR Pipeline Company, Deb.,
             9.625% due 11/01/2021................................   $1,545,029
  1,000,000 Boeing Company, Deb.,
             8.750% due 08/15/2021................................    1,264,212
  1,750,000 Carnival Corporation, Deb.,
             7.200% due 10/01/2023................................    1,879,488
  1,500,000 Caterpillar Inc., Sinking Fund Deb.,
             9.750% due 06/01/2019................................    1,595,145
    500,000 Columbia/HCA Healthcare, Sub. Deb.,
             6.750% due 10/01/2006................................      440,000
  1,000,000 Conrail, Inc., Deb.,
             9.750% due 06/15/2020................................    1,325,596
  1,000,000 Continental Airlines, Inc., Pass-through Certificates,
             Series 974C,
             6.800% due 07/02/2007................................    1,012,170
  1,000,000 Enron Corporation, Note,
             6.450% due 11/15/2001................................    1,011,032
    400,000 Ford Holdings, Inc., Deb.,
             9.300% due 03/01/2030................................      538,365
            Ford Motor Company, Deb.:
    600,000  8.875% due 11/15/2022................................      677,797
    250,000 8.900% due 01/15/2032.................................      329,557
  1,000,000 General Motors Corporation, Deb.,
             9.400% due 07/15/2021................................    1,341,472
  1,500,000 Lockheed Martin Corporation, Note,
             7.250% due 05/15/2006................................    1,629,483
  1,000,000 Norfolk Southern Corporation, Bond,
             7.800% due 05/15/2027................................    1,169,592
  1,300,000 Occidental Petroleum Corporation, Sr. Deb., 11.125%
             due 08/01/2010.......................................    1,704,164
    200,000 Ogden Corporation, Deb.,
             9.250% due 03/01/2022................................      254,713
    100,000 P&L Coal Holdings, Company Guaranty,
             8.875% due 05/15/2008................................      102,500
  1,000,000 Phillips Petroleum Company, Deb.,
             9.180% due 09/15/2021................................    1,103,966
  1,800,000 Praxair, Inc., Deb.,
             8.700% due 07/15/2022................................    1,892,713
  2,000,000 Southwest Airlines Company, Pass-through Certificates,
             94-A, Class A-4,
             9.150% due 07/01/2016................................    2,497,080
    300,000 Time Warner, Inc., Deb.,
             9.150% due 02/01/2023................................      395,563
  1,300,000 United Air Lines, Inc., Pass-through Certificates,
             9.560% due 10/19/2018................................    1,580,449
                                                                     ----------
                                                                     25,290,086
                                                                     ----------
            Financial/Banks - 17.4%
    500,000 American General Corporation, Sinking Fund Deb.,
             7.500% due 07/15/2025................................      539,328
    400,000 Banc One Corporation, Sub. Note,
             10.000% due 08/15/2010...............................      536,409
  1,000,000 Barclays North American Capital Corporation, Capital
             Note,
             9.750% due 05/15/2021................................    1,124,287
     82,000 Barnett Banks, Florida, Inc., Sub. Note,
             10.875% due 03/15/2003...............................       97,406
     50,000 Chase Manhattan Corporation, Sub. Note,
             8.000% due 06/15/1999................................       50,571
    230,000 Citigroup, Sub. Note,
             8.625% due 12/01/2002................................      253,869

 Principal
   Amount                                                              Value
 ---------                                                           ----------
            Financial/Banks - (Continued)
            First Chicago Corporation, Sub. Note:
 $  600,000 11.250% due 02/20/2001................................   $  667,741
    100,000 9.250% due 11/15/2001.................................      109,677
  1,000,000 First Tennessee National Corporation, Sub. Capital
             Note,
             10.375% due 06/01/1999...............................    1,018,977
  1,040,000 Fleet/Norstar Financial Group, Inc., Sub. Note, 9.900%
             due 06/15/2001.......................................    1,140,536
  1,000,000 Hartford Life Insurance Company, Deb.,
             7.650% due 06/15/2027................................    1,112,279
  1,100,000 NCNB Corporation, Sub. Note,
             9.375% due 09/15/2009................................    1,399,540
    516,000 Security Pacific Corporation, Sub. Note,
             11.500% due 11/15/2000...............................      568,179
                                                                     ----------
                                                                      8,618,799
                                                                     ----------
            Foreign (U.S. Dollar Denominated) - 9.2%
  1,000,000 Abbey National Plc, Global Note,
             6.690% due 10/17/2005................................    1,048,278
    250,000 HIH Capital Ltd., Conv.,
             7.500% due 09/25/2006................................      155,000
  1,700,000 Northern Telecom Capital, Sub. Note,
             7.400% due 06/15/2006................................    1,854,921
    500,000 Petro-Canada, Deb.,
             9.250% due 10/15/2021................................      626,390
    350,000 Poland Communications, Inc., Sr. Note,
             9.875% due 11/01/2003................................      308,000
    500,000 Trans-Canada Pipeline Corporation, Deb.,
             8.500% due 03/20/2023................................      568,990
                                                                     ----------
                                                                      4,561,579
                                                                     ----------
            Electric - 5.4%
    200,000 Duke Power Company, First and Refundable Mortgage,
             6.875% due 08/01/2023................................      204,496
    700,000 Florida Power & Light Company, First Mortgage, 7.050%
             due 12/01/2026.......................................      733,798
            Texas Utilities Electric Company:
    150,000 First and Collateral Mortgage,
            8.500% due 08/01/2024.................................      163,658
  1,500,000 First Mortgage,
            7.875% due 04/01/2024.................................    1,592,940
                                                                     ----------
                                                                      2,694,892
                                                                     ----------
            Retail - 3.7%
            May Department Stores Company, Deb.:
  1,000,000 8.375% due 10/01/2022.................................    1,142,947
    600,000 8.375% due 08/01/2024.................................      686,500
                                                                     ----------
                                                                      1,829,447
                                                                     ----------
            Media - 2.7%
  1,200,000 News America Holdings, Sr. Deb.,
             8.000% due 10/17/2016................................    1,326,166
                                                                     ----------
            Gaming - 0.4%
    250,000 Riviera Holdings, Company Guaranty,
             10.000% due 08/15/2004...............................      213,750
                                                                     ----------
            Health Care - 0.2%
    150,000 Mariner Post-Acute Network, Sr. Sub. Note, 9.500% due
             11/01/2007...........................................      116,250
                                                                     ----------
            Total Corporate Bonds and Notes
            (Cost $42,363,000)....................................   44,650,969
                                                                     ----------

                       See Notes to Financial Statements.

portfolio of investments (continued)
Income Fund

December 31, 1998

 Principal
   Amount                                                              Value
 ---------                                                           ----------
 U.S. TREASURY OBLIGATION - 5.8%
  (Cost $2,849,688)
            U.S. Treasury Bond - 5.8%
 $2,000,000 13.750% due 08/15/2004................................   $2,873,126
                                                                     ----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.3%
            Government National Mortgage Association (GNMA) - 0.8%
    375,482 #386671,
             9.000% due 02/15/2025................................      401,062
                                                                     ----------
            Federal Home Loan Mortgage Corporation (FHLMC) - 0.5%
    237,959 #C00385, GOLD,
             9.000% due 01/01/2025................................      251,334
                                                                     ----------
            Total U.S. Government Agency Mortgage-Backed
             Securities
            (Cost $632,251).......................................      652,396
                                                                     ----------
 REPURCHASE AGREEMENT - 1.6%
 (Cost $811,000)
    811,000 Agreement with Goldman Sachs Company, 4.000% dated
             12/31/1998, to be repurchased at $811,360 on
             01/04/1999, collateralized by $698,905 U.S. Treasury
             Note 11.750% due 02/15/2001. (Market Value $829,641)       811,000
                                                                     ----------

TOTAL INVESTMENTS (Cost $46,655,939*).......................  98.7%  48,987,491
OTHER ASSETS AND LIABILITIES (Net)..........................   1.3      666,267
                                                             -----  -----------
NET ASSETS ................................................. 100.0% $49,653,758
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes.


                               GLOSSARY OF TERMS

  GOLD  - Payments are on an accelerated 45-
        day payment cycle instead of 75-day
        payment cycle

                       See Notes to Financial Statements.

portfolio of investments (continued)
Growth & Income Fund

December 31, 1998

 Shares                                                                Value
 ------                                                             ------------
 COMMON STOCKS - 96.3%
         Consumer Staples - 10.1%
  39,000 Alberto-Culver Company, Class A.........................   $    984,750
  18,000 Campbell Soup Company...................................        990,000
   3,600 Estee Lauder Companies, Inc. ...........................        279,000
   4,000 Gillette Company........................................        193,250
  30,000 Kimberly-Clark Corporation..............................      1,635,000
  48,000 Kimberly-Clark de Mexico, ADR...........................        762,039
  35,000 Libbey, Inc. ...........................................      1,012,812
  30,000 PepsiCo, Inc. ..........................................      1,228,125
  11,800 Philip Morris Companies, Inc............................        631,300
  15,000 Procter & Gamble Company................................      1,369,687
  34,800 Ralston-Ralston Purina Company..........................      1,126,650
  44,000 Sara Lee Corporation....................................      1,240,250
  15,000 Unilever NV.............................................      1,244,063
                                                                    ------------
                                                                      12,696,926
                                                                    ------------
         Health Care Products - 9.4%
  33,000 Abbott Laboratories.....................................      1,617,000
  27,000 ALZA Corporation+.......................................      1,410,750
  19,600 American Home Products Corporation......................      1,103,725
  12,500 Bristol-Myers Squibb Company............................      1,672,656
  10,000 DENTSPLY International, Inc.............................        257,500
  14,000 Johnson & Johnson.......................................      1,174,250
  10,000 Merck & Company, Inc. ..................................      1,476,875
   7,500 Perkin Elmer Corporation................................        731,719
   9,500 Pfizer, Inc.............................................      1,191,656
  14,800 Warner Lambert Company..................................      1,112,775
                                                                    ------------
                                                                      11,748,906
                                                                    ------------
         Computer Software/Services - 9.0%
  38,500 Adobe Systems, Inc. ....................................      1,799,875
  65,000 BARRA, Inc.+............................................      1,535,625
  29,000 Computer Associates International, Inc..................      1,236,125
  45,000 First Data Corporation..................................      1,425,937
  26,000 Microsoft Corporation+..................................      3,605,875
  39,950 Oracle Corporation+.....................................      1,722,844
                                                                    ------------
                                                                      11,326,281
                                                                    ------------
         Financial Services - 7.4%
  20,000 AMBAC, Inc..............................................      1,203,750
  50,000 Federal Home Loan Mortgage Corporation..................      3,221,875
  39,050 Heller Financial, Inc...................................      1,147,094
  19,000 Legg Mason, Inc.........................................        599,687
  45,000 Liberty Financial Companies.............................      1,215,000
  22,650 Marsh & McLennan Companies, Inc. .......................      1,323,609
   3,500 Merrill Lynch & Company, Inc............................        233,625
  13,200 Price (T. Rowe) Associates, Inc. .......................        452,100
                                                                    ------------
                                                                       9,396,740
                                                                    ------------
         Banks/Savings & Loans - 6.2%
  18,400 Bank of New York Company, Inc...........................        740,600
   2,000 Chase Manhattan Corporation.............................        136,125
  32,750 Citigroup, Inc. ........................................      1,621,125
  40,000 First Union Corporation.................................      2,432,500
   9,000 Mellon Bank Corporation.................................        618,750
  42,000 Prime Bancshares, Inc...................................        724,500
  37,000 Wells Fargo & Company...................................      1,477,688
                                                                    ------------
                                                                       7,751,288
                                                                    ------------
         Computer Systems - 5.6%
  15,000 Compaq Computer Corporation.............................        629,062
  42,000 EMC Corporation+........................................      3,570,000
  18,000 Hewlett-Packard Company.................................      1,229,625
   8,500 International Business Machines Corporation.............      1,570,375
                                                                    ------------
                                                                       6,999,062
                                                                    ------------

 Shares                                                                Value
 ------                                                             ------------
         Oil & Gas - 5.1%
   5,097 British Petroleum, ADR..................................   $    484,215
  29,200 Exxon Corporation.......................................      2,135,250
  13,000 Mobil Corporation.......................................      1,132,625
   7,300 PennzEnergy Company.....................................        119,081
   7,300 Pennzoil-Quaker State Company+..........................        108,131
   3,000 Royal Dutch Petroleum...................................        143,625
  86,100 Tosco Corporation.......................................      2,227,838
                                                                    ------------
                                                                       6,350,765
                                                                    ------------
         Media - 4.8%
 151,488 Tele-Communications TCI Ventures Group+.................      3,569,436
  22,000 Viacom, Inc., Class A+..................................      1,618,375
  27,000 Walt Disney Company.....................................        810,000
                                                                    ------------
                                                                       5,997,811
                                                                    ------------
         Capital Goods - 4.6%
  20,300 AlliedSignal, Inc. .....................................        899,544
  15,600 Caterpillar, Inc........................................        717,600
  62,300 Donaldson Company, Inc..................................      1,292,725
  39,700 International Game Technology...........................        965,206
  25,494 Tyco International, Ltd.................................      1,923,176
                                                                    ------------
                                                                       5,798,251
                                                                    ------------
         Business Services - 4.1%
  45,000 AC Nielson Corporation+.................................      1,271,250
  28,000 Cendant Corporation+....................................        533,750
  40,000 Dun & Bradstreet Corporation............................      1,262,500
  44,560 Waste Management, Inc...................................      2,077,610
                                                                    ------------
                                                                       5,145,110
                                                                    ------------
         Retail Sales - 3.8%
  18,100 Dayton Hudson Corporation...............................        981,925
  16,300 Federated Department Stores, Inc.+......................        710,069
  51,000 Intimate Brands, Inc....................................      1,523,625
  19,400 Wal-Mart Stores, Inc....................................      1,579,888
                                                                    ------------
                                                                       4,795,507
                                                                    ------------
         Transportation - 3.3%
   9,500 Airborne Freight Corporation............................        342,594
  14,800 AMR Corporation+........................................        878,750
  37,000 Expeditors International of Washington, Inc.............      1,554,000
 100,400 Miller Industries, Inc.+................................        451,800
  19,000 Union Pacific Corporation...............................        856,188
                                                                    ------------
                                                                       4,083,332
                                                                    ------------
         Utilities/Telecommunications - 3.2%
  10,000 At Home Corporation, Series A+..........................        742,500
  29,000 Sprint Corporation......................................      2,439,625
  38,500 Sprint Corporation, PCS Group+..........................        890,313
                                                                    ------------
                                                                       4,072,438
                                                                    ------------
         Basic Industry - 2.7%
  20,200 Albemarle Corporation...................................        479,750
  35,300 Allegheny Teledyne, Inc.................................        721,444
   4,900 du Pont (E.I.) de Nemours & Company.....................        275,931
   5,900 Nucor Corporation.......................................        255,175
  11,900 Sealed Air Corporation+.................................        607,644
  19,500 Sigma-Aldrich Corporation...............................        572,813
  10,000 Weyerhaeuser Company....................................        508,125
                                                                    ------------
                                                                       3,420,882
                                                                    ------------

                       See Notes to Financial Statements.

portfolio of investments (continued)
Growth & Income Fund

December 31, 1998

 Shares                                                                Value
 ------                                                             ------------
 COMMON STOCKS - (Continued)
         Consumer Durables - 2.6%
  11,300 Federal-Mogul Corporation...............................   $    672,350
   1,000 Honda Motor Company, Ltd., Sponsored ADR................         66,750
  19,100 Sony Corporation, ADR...................................      1,370,425
  61,000 U.S. Industries, Inc....................................      1,136,125
                                                                    ------------
                                                                       3,245,650
                                                                    ------------
         Health Care Services - 2.3%
  10,000 Columbia/HCA Healthcare Corporation.....................        247,500
   8,000 Humana, Inc.+...........................................        142,500
   1,000 IMS Health, Inc.........................................         75,438
  74,000 MedPartners, Inc., TAPS.................................        568,875
   2,500 MedPartners, Inc. +.....................................         13,125
  23,100 PacifiCare Health Systems, Inc., Class A+...............      1,680,525
                                                                    ------------
                                                                       2,727,963
                                                                    ------------
         Electronics/Semiconductors - 2.0%
  36,800 General Semiconductor, Inc.+............................        301,300
  19,000 Intel Corporation.......................................      2,252,688
                                                                    ------------
                                                                       2,553,988
                                                                    ------------
         Electrical Equipment - 1.9%
   5,000 Emerson Electric Company................................        302,500
  21,000 General Electric Company................................      2,143,312
                                                                    ------------
                                                                       2,445,812
                                                                    ------------
         Aerospace/Defense - 1.7%
   8,454 BF Goodrich Company.....................................        303,287
   6,000 Boeing Company..........................................        195,750
   3,000 Lockheed Martin Corporation.............................        254,250
   3,000 Loral Space & Communications, Ltd.+.....................         53,438
  17,500 Northrop Grumman Corporation............................      1,279,688
                                                                    ------------
                                                                       2,086,413
                                                                    ------------
         Insurance - 1.6%
  13,650 American International Group, Inc.......................      1,318,931
  21,446 Conseco, Inc............................................        655,443
                                                                    ------------
                                                                       1,974,374
                                                                    ------------
         Real Estate Investment Trusts - 1.5%
  20,000 CCA Prison Realty Trust +...............................        410,000
  31,722 Equity Office Properties Trust..........................        761,327
  20,200 Health Care Property Investors, Inc.....................        621,150
   4,925 Patriot American Hospitality, Inc.......................         29,550
                                                                    ------------
                                                                       1,822,027
                                                                    ------------
         Utilities/Gas & Electric - 1.3%
  27,700 Enron Corporation.......................................      1,580,631
                                                                    ------------
         Lodging & Restaurants - 1.1%
  94,300 Choice Hotels International, Inc. +.....................      1,290,731
  30,500 Sunburst Hospitality Corporation+.......................        129,625
                                                                    ------------
                                                                       1,420,356
                                                                    ------------

  Shares                                                              Value
  ------                                                           ------------
           Consumer Cyclicals - 1.0%
    15,900 Goodyear Tire & Rubber Company.......................   $    801,956
    18,825 Mattel, Inc..........................................        429,445
                                                                   ------------
                                                                      1,231,401
                                                                   ------------
           Total Common Stocks
           (Cost $102,072,613)..................................    120,671,914
                                                                   ------------
 CONVERTIBLE PREFERRED STOCKS - 1.8%
    10,000 Cendant Corporation, Series CD, Conv. Pfd., 1.300%
            due 02/16/2001......................................        263,750
     9,000 Lehman Brothers Holdings, Series CSCO, Conv. Pfd.,
            5.000% due 02/26/2001...............................        772,875
    10,000 Loral Space & Communications, Ltd., Series C, Conv.
            Pfd., 6.000% due 11/01/2006 ++......................        522,500
    13,500 Nextlink Communications Corporation, Conv. Pfd.,
            6.500% due 03/31/2010 ++............................        550,125
     1,600 TCI Communications, Inc., Series A, Conv. Pfd.,
            2.125% due 01/15/2006...............................        180,800
                                                                   ------------
           Total Convertible Preferred Stocks
           (Cost $2,301,963 )...................................      2,290,050
                                                                   ------------
 Principal
  Amount
 ---------
 CONVERTIBLE NOTE - 0.8%
  (Cost $715,686)
 $688,000  Berkshire Hathaway Company, Conv., Sr. Note, 1.000%
            due 12/02/2001......................................      1,049,200
                                                                   ------------
 CONVERTIBLE BOND - 0.4%
  (Cost $435,595)
  830,000  At Home Corporation,
            0.525% due 12/28/2018++.............................        466,875
                                                                   ------------
 REPURCHASE AGREEMENT - 0.5%
  (Cost $612,000)
  612,000  Agreement with Goldman Sachs Company, 4.000%, date
            12/31/1998, to be repurchased at $612,272 on
            01/04/1999, collaterized by $527,411 U.S. Treasury
            Note, 11.750% due 02/15/2001 (Market Value
            $626,067)...........................................        612,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $106,137,857*).....................  99.8%  125,090,039
OTHER ASSETS AND LIABILITIES (Net).........................   0.2       204,523
                                                            -----  ------------
NET ASSETS................................................. 100.0% $125,294,562
                                                            =====  ============

-------------
 *Aggregate cost for federal tax purposes is $106,154,584.
 +Non-income producing security.
++Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registra-tion, normally to qualified institutional buyers.

  Industry categories are unaudited.


                               GLOSSARY OF TERMS
 ADR- American Depositary Receipt
 TAPS - Threshold Appreciation Price Securities

                       See Notes to Financial Statements.

portfolio of investments (continued)
Growth Fund

December 31, 1998

 Shares                                                                 Value
 ------                                                              -----------
 COMMON STOCKS - 90.9%
         Utilities/Telecommunications - 16.1%
  22,865 At Home Corporation+.....................................   $ 1,697,726
 131,295 Comcast Corporation, Class A.............................     7,705,375
  34,960 Cox Communications, Inc., Class A+.......................     2,416,610
  11,320 MCI WorldCom+............................................       812,210
  90,075 MediaOne Group, Inc.+....................................     4,233,525
   7,335 Qwest Communications International, Inc.+................       366,750
 107,653 Tele-Communications, Inc., Class A+......................     5,954,557
  34,870 Tele-Communications Liberty Media, Group A+..............     1,606,199
 171,919 Telecom Italia SPA.......................................     1,466,061
                                                                     -----------
                                                                      26,259,013
                                                                     -----------
         Computer Software/Services - 15.3%
  17,975 Amazon.com, Inc.+........................................     5,774,469
  35,923 America Online, Inc......................................     5,747,680
     940 CDW Computer Centers, Inc.+..............................        90,181
  28,225 DoubleClick, Inc.+.......................................     1,286,002
  43,495 IMS Health, Inc..........................................     3,281,154
   1,500 Inktomi Corporation+.....................................       194,062
  25,585 Intuit, Inc.+............................................     1,854,912
  39,815 Microsoft Corporation+...................................     5,521,843
  25,950 Technology Solutions Company+............................       278,152
  20,935 Wind River Systems, Inc.+................................       983,945
                                                                     -----------
                                                                      25,012,400
                                                                     -----------
         Media - 14.1%
  30,120 Cablevision Systems Corporation, Class A+................     1,511,647
  34,105 Chancellor Media Corporation+............................     1,632,777
  51,648 Outdoor Systems, Inc.+...................................     1,549,440
  38,930 Penton Media, Inc. ......................................       788,332
 260,935 Tele-Communications TCI Ventures Group+..................     6,148,281
 139,121 Time Warner, Inc.........................................     8,634,197
  65,905 United International Holdings, Inc., Class A+............     1,268,671
  44,660 USA Networks, Inc.+......................................     1,479,362
                                                                     -----------
                                                                      23,012,707
                                                                     -----------
         Health Care Products - 12.4%
  27,550 Arterial Vascular Engineering, Inc.+.....................     1,446,375
  47,955 ALZA Corporation+........................................     2,505,649
  19,945 Centocor, Inc.+..........................................       900,018
  31,150 Eli Lilly and Company....................................     2,768,456
   2,960 Medtronic, Inc...........................................       219,780
   4,985 MiniMed, Inc.+...........................................       522,179
  38,260 Pfizer, Inc..............................................     4,799,239
  30,040 Pharmacy & Upjohn, Inc. .................................     1,701,015
  25,460 Sofamor Danek Group, Inc.+...............................     3,099,755
  30,100 Warner Lambert Company...................................     2,263,144
                                                                     -----------
                                                                      20,225,610
                                                                     -----------
         Electronic/Semiconductors - 8.1%
  34,445 Maxim Integrated Products, Inc.+.........................     1,504,816
  81,245 Nokia Corporation, Class A, Sponsored ADR................     9,784,945
  40,370 Vitesse Semiconductor Corporation+.......................     1,841,881
                                                                     -----------
                                                                      13,131,642
                                                                     -----------
         Capital Goods - 5.5%
  15,350 DaimlerChrysler AG+......................................     1,474,524
  13,490 Federal-Mogul Corporation................................       802,655
  48,780 Monsanto Company.........................................     2,317,050
  58,763 Tyco International, Ltd. ................................     4,432,934
                                                                     -----------
                                                                       9,027,163
                                                                     -----------

 Shares                                                                Value
 ------                                                             ------------
         Computer Systems - 5.3%
  78,425 Cisco Systems, Inc.+....................................   $  7,278,820
   8,325 EMC Corporation+........................................        707,625
  19,360 General Instrument Corporation+.........................        654,610
                                                                    ------------
                                                                       8,641,055
                                                                    ------------
         Banks/Savings & Loans - 4.1%
 118,635 Bank of New York Company, Inc...........................      4,775,059
  17,128 Firstar Corporation.....................................      1,597,186
  10,975 Newcourt Credit Group, Inc. ............................        383,439
                                                                    ------------
                                                                       6,755,684
                                                                    ------------
         Business Services - 2.6%
   3,790 Global Crossing Ltd.+...................................        171,024
  41,192 Lamar Advertising Company+..............................      1,534,402
  44,290 Sapient Corporation+....................................      2,480,240
                                                                    ------------
                                                                       4,185,666
                                                                    ------------
         Technology - 2.2%
  21,050 Orbital Sciences Corporation+...........................        931,462
  78,420 Pittway Corporation, Class A............................      2,592,761
                                                                    ------------
                                                                       3,524,223
                                                                    ------------
         Retail Sales - 1.8%
  19,695 Costco Companies, Inc.+.................................      1,421,733
   2,670 Dollar Tree Stores, Inc.+...............................        116,646
  33,515 Staples, Inc.+..........................................      1,464,187
                                                                    ------------
                                                                       3,002,566
                                                                    ------------
         Consumer Staples - 1.4%
  35,590 Nike, Inc., Class B.....................................      1,443,619
  79,567 Raisio Group Plc........................................        858,252
                                                                    ------------
                                                                       2,301,871
                                                                    ------------
         Airline - 0.8%
  55,515 Southwest Airlines Company..............................      1,245,618
                                                                    ------------
         Financial Services - 0.5%
   5,395 The FINOVA Group, Inc...................................        290,993
  13,110 Household International, Inc............................        519,484
                                                                    ------------
                                                                         810,477
                                                                    ------------
         Oil & Gas - 0.5%
 749,346 Ocean Rig ASA+ .........................................        205,126
  11,460 Schlumberger Ltd........................................        528,593
                                                                    ------------
                                                                         733,719
                                                                    ------------
         Insurance - 0.2%
   5,845 UNUM Corporation........................................        341,202
                                                                    ------------
         Total Common Stocks
          (Cost $98,023,993).....................................    148,210,616
                                                                    ------------

 Principal
   Amount
 ---------
 COMMERCIAL PAPER - 7.9%
 $7,000,000  CIT Group Holdings, Inc.,
              5.300% due 01/04/1999++...................  6,996,908
  5,900,000  FMC,
              4.700% due 01/04/1999++...................  5,897,689
                                                         ----------
             Total Commercial Paper (Cost $12,894,597).. 12,894,597
                                                         ----------

                       See Notes to Financial Statements.

portfolio of investments (continued)
Growth Fund

December 31, 1998

  Principal
    Amount                                                           Value
  ---------                                                       ------------
 CORPORATE BOND - 0.7%
  (Cost $1,016,521)
 $ 1,616,000  Amazon.com, Inc., Step coupon, Sr. Disc. Note,
               Zero coupon to 05/01/2003;
               10.000% due 05/01/2008..........................   $  1,074,640
                                                                  ------------

TOTAL INVESTMENTS (Cost $111,935,111*).....................  99.5%  162,179,853
OTHER ASSETS AND LIABILITIES (Net).........................   0.5       787,435
                                                            -----  ------------
NET ASSETS................................................. 100.0% $162,967,288
                                                            =====  ============

-------------
 *Aggregate cost for federal tax purposes is $112,153,020.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase (unaudited).

  Industry categories are unaudited.
Schedule of Forward Foreign Currency Contracts

U.S. Forward Foreign Currency Contracts To Sell

                         Contracts to Deliver                     Net Unrealized
              -------------------------------------------------   Appreciation/
Expiration          Local           Value in      In Exchange     (Depreciation)
   Date           Currency           U.S. $       for U.S. $       of Contracts
----------        --------          ---------     -----------     --------------
01/22/1999    FIM    20,300,000     3,985,636      3,984,298         $ (1,338)
01/22/1999    ITL 1,275,000,000       771,934        768,584           (3,350)
01/26/1999    FIM     7,700,000     1,512,128      1,522,380           10,252
01/26/1999    ITL   700,000,000       423,897        430,214            6,317
                                                                     --------
Net Unrealized Appreciation of Forward Foreign Currency
 Contracts..............................................             $ 11,881
                                                                     ========


                               GLOSSARY OF TERMS

 ADR- American Depositary Receipt
 FIM- Finnish Markka
 ITL- Italian Lira
                       See Notes to Financial Statements.

portfolio of investments (continued)
Bond & Stock Fund

December 31, 1998

 Shares                                                                 Value
 ------                                                               ----------
 COMMON STOCKS - 43.0%
        Health Care Products - 4.2%
  400   Abbott Laboratories........................................   $   19,600
  350   Baxter International, Inc. ................................       22,509
  500   Becton Dickinson & Company.................................       21,344
  800   DENTSPLY International, Inc. ..............................       20,600
  300   Johnson & Johnson..........................................       25,163
                                                                      ----------
                                                                         109,216
                                                                      ----------
        Consumer Staples - 3.9%
  600   Libbey, Inc. ..............................................       17,363
  350   PepsiCo, Inc. .............................................       14,328
  450   Phillip Morris Companies, Inc. ............................       24,075
  600   Ralston Purina Company.....................................       19,425
  900   Supervalu, Inc. ...........................................       25,200
                                                                      ----------
                                                                         100,391
                                                                      ----------
        Banks/Savings & Loans - 3.7%
  500   Chase Manhattan Corporation................................       34,031
  500   Citigroup, Inc. ...........................................       24,750
  250   Mellon Bank Corporation....................................       17,187
  500   Wells Fargo & Company......................................       19,969
                                                                      ----------
                                                                          95,937
                                                                      ----------
        Consumer Cyclicals - 3.6%
  800   Carnival Corporation.......................................       38,400
  400   Nike, Inc., Class B........................................       16,225
  265   Sony Corporation, Sponsored ADR............................       19,014
  800   Warnaco Group, Inc., Class A...............................       20,200
                                                                      ----------
                                                                          93,839
                                                                      ----------
        Computer Software - 3.6%
  700   Adobe Systems, Inc. .......................................       32,725
  800   Autodesk, Inc. ............................................       34,150
  600   Computer Associates International, Inc. ...................       25,575
                                                                      ----------
                                                                          92,450
                                                                      ----------
        Capital Goods - 3.2%
  600   Crane Company..............................................       18,112
  400   Sundstrand Corporation.....................................       20,750
  400   USG Corporation............................................       20,375
  210   Xerox Corporation..........................................       24,780
                                                                      ----------
                                                                          84,017
                                                                      ----------
        Computer Systems - 3.0%
  800   Diebold, Inc. .............................................       28,550
  350   Hewlett-Packard Company....................................       23,909
  300   Sun Microsystems, Inc.+....................................       25,688
                                                                      ----------
                                                                          78,147
                                                                      ----------
        Basic Industry - 3.0%
  800   Corrections Corporation of America+........................       14,100
  600   Fort James Corporation.....................................       24,000
  400   Rayonier, Inc. ............................................       18,375
  700   Sonoco Products Company....................................       20,738
                                                                      ----------
                                                                          77,213
                                                                      ----------
        Health Care Services - 2.4%
  250   Aetna, Inc. ...............................................       19,656
  600   Columbia/HCA Healthcare Corporation........................       14,850
  335   Pacificare Healthcare Systems, Inc., Class B+..............       26,632
                                                                      ----------
                                                                          61,138
                                                                      ----------

 Shares                                                                Value
 ------                                                              ----------
        Utilities/Telecommunications - 2.1%
   420  ALLTEL Corporation........................................   $   25,121
   300  Sprint Corporation........................................       25,238
   150  Sprint PCS Group+.........................................        3,469
                                                                     ----------
                                                                         53,828
                                                                     ----------
        Real Estate Investment Trusts - 2.1%
   300  Arden Realty, Inc. .......................................        6,956
   200  Essex Property Trust, Inc. ...............................        5,950
   250  Franchise Finance Corporation of America..................        6,000
   200  Health Care Property Investors, Inc. .....................        6,150
   300  New Plan Excel Realty Trust...............................        6,656
 1,550  Patriot American Hospitality, Inc. .......................        9,300
   250  Shurgard Storage Centers, Inc. ...........................        6,453
   450  Taubman Centers, Inc. ....................................        6,188
                                                                     ----------
                                                                         53,653
                                                                     ----------
        Financial Services - 1.6%
   500  MGIC Investment Corporation...............................       19,906
   600  Price (T. Rowe) Associates, Inc. .........................       20,550
                                                                     ----------
                                                                         40,456
                                                                     ----------
        Oil & Gas - 1.5%
   400  Ashland, Inc. ............................................       19,350
   750  YPF S.A., Sponsored ADR...................................       20,953
                                                                     ----------
                                                                         40,303
                                                                     ----------
        Retail Sales - 1.4%
   550  Dillards, Inc., Class A...................................       15,606
   700  Limited, Inc. ............................................       20,388
                                                                     ----------
                                                                         35,994
                                                                     ----------
        Media - 1.0%
   350  Viacom, Inc., Class A+....................................       25,747
                                                                     ----------
        Aerospace/Defense - 0.8%
   400  Raytheon Company, Class B.................................       21,300
                                                                     ----------
        Electrical Equipment - 0.8%
   700  Tektronix, Inc. ..........................................       21,044
                                                                     ----------
        Insurance - 0.6%
   458  Conseco, Inc. ............................................       13,998
   600  PennCorp Financial Group, Inc. ...........................          600
                                                                     ----------
                                                                         14,598
                                                                     ----------
        Consumer Durables - 0.5%
   600  Mattel, Inc. .............................................       13,687
                                                                     ----------
        Total Common Stocks
         (Cost $1,072,126)........................................    1,112,958
                                                                     ----------
 CONVERTIBLE PREFERRED STOCKS - 3.0%
   750  Cendant Corporation, Series CD,
         Conv. Pfd., 1.300% due 02/16/2001........................       19,781
    60  Estee Lauder Companies Inc.,
         Conv. Pfd., 6.250% due 06/05/2001........................        4,650
   300  Qwest Trends Trust,
         Conv. Pfd., 5.750% due 11/17/2003++......................       14,025
    70  TCI Pacific Communications, Inc., Conv. Pfd., 5.000% due
         07/31/2006...............................................       19,696
   400  Tosco Financial Trust, Conv. Pfd.,
         5.750% due 12/15/2026....................................       19,150
                                                                     ----------
        Total Convertible Preferred Stocks
        (Cost $76,123)............................................       77,302
                                                                     ----------

                       See Notes to Financial Statements.

portfolio of investments (continued)
Bond & Stock Fund

December 31, 1998

 Principal
  Amount                                                               Value
 ---------                                                           ----------
 FIXED INCOME SECURITIES - 34.1%
 U.S. TREASURY OBLIGATION - 16.1%
  (Cost $396,750)
 $380,000  U.S. Treasury Note, 6.500% due 05/15/2005..............   $  416,575
                                                                     ----------
 U.S. GOVERNMENT AGENCY SECURITY - 9.7%
  (Cost $249,788)
  250,000  Federal National Mortgage Association, 5.088% due
            01/07/1999 +++ .......................................      249,788
                                                                     ----------
 CORPORATE BONDS - 7.6%
  100,000  Aetna Services, Inc., Company Guaranty,
            7.125% due 08/15/2006.................................      105,181
   50,000  CNA Financial Corporation, Note,
            6.600% due 12/15/2008.................................       49,892
   40,000  Cendant Corporation, Note,
            7.750% due 12/01/2003.................................       40,921
                                                                     ----------
           Total Corporate Bonds
           (Cost $194,413)........................................      195,994
                                                                     ----------
 CONVERTIBLE BOND - 0.7%
  (Cost $15,744)
   30,000  At Home Corporation, Sub. Deb.,
            4.000% due 02/28/2018 ++..............................       16,875
                                                                     ----------
           Total Fixed Income Securities
           (Cost $856,695)........................................      879,232
                                                                     ----------
 REPURCHASE AGREEMENT - 20.2%
  (Cost $523,000)
  523,000  Agreement with Goldman Sachs Company, 4.000% dated
            12/31/1998, to be repurchased at $523,232 on
            01/04/1999, collateralized by $450,713 U.S. Treasury
            Note, 11.750% due 02/15/2001 (Market Value $535,021)..      523,000
                                                                     ----------

TOTAL INVESTMENTS (Cost $2,527,944*)......................... 100.3%  2,592,492
OTHER ASSETS AND LIABILITIES (Net)........................... (0.3)     (6,542)
                                                              -----  ----------
NET ASSETS................................................... 100.0% $2,585,950
                                                              =====  ==========

-------------
* Aggregate cost for tax purposes is $2,528,022.
+ Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registra-tion, normally to qualified institutional buyers.
+++ Rate represents annualized yield at date of purchase (unaudited).

  Industry categories are unaudited.


                               GLOSSARY OF TERMS

  ADR - American Depository Receipt

                       See Notes to Financial Statements.

portfolio of investments (continued)
Northwest Fund

December 31, 1998

 Shares                                                                 Value
 ------                                                               ----------
 COMMON STOCKS - 87.0%
        Computer Software/Services - 12.6%
   750  Adobe Systems, Inc.........................................   $   35,062
 4,085  Mentor Graphics Corporation+...............................       34,722
   710  Microsoft Corporation+.....................................       98,468
 1,475  Orcad, Inc.+...............................................       12,538
 1,535  Visio Corporation+.........................................       56,123
 2,300  Wall Data, Inc.+...........................................       55,200
                                                                      ----------
                                                                         292,113
                                                                      ----------
        Health Care Products - 10.7%
 3,600  Corixa Corporation+........................................       33,300
 2,185  ICOS Corporation+..........................................       65,004
   425  Immunex Corporation+.......................................       53,470
 2,900  NeoRx Corporation+.........................................        3,897
 1,190  PathoGenesis Corporation+..................................       69,020
 2,230  Sonosite, Inc.+............................................       23,136
                                                                      ----------
                                                                         247,827
                                                                      ----------
        Electrical Equipment - 7.8%
 1,275  Electro Scientific Industries, Inc.+.......................       57,773
   990  Flir Systems, Inc.+........................................       23,018
   700  Microvision, Inc.+.........................................        9,100
 3,040  Tektronix, Inc. ...........................................       91,390
                                                                      ----------
                                                                         181,281
                                                                      ----------
        Electronics/Semiconductors - 7.7%
   815  Credence Systems Corporation+..............................       15,078
 3,305  FEI Company+...............................................       25,201
   180  Intel Corporation..........................................       21,341
   750  Lattice Semiconductor Corporation+.........................       34,430
   605  Micrion Corporation+.......................................        7,109
 1,000  Micron Technology, Inc.+...................................       50,562
 1,295  TriQuint Semiconductor, Inc.+..............................       24,929
                                                                      ----------
                                                                         178,650
                                                                      ----------
        Computer Systems - 6.6%
 4,725  In Focus Systems, Inc.+....................................       41,934
   500  Micron Electronics, Inc.+..................................        8,656
 2,145  Radisys Corporation+.......................................       64,351
 3,135  Sequent Computer Systems, Inc.+............................       37,816
                                                                      ----------
                                                                         152,757
                                                                      ----------
        Bank/Savings & Loans - 5.6%
   965  First Savings Bank of Washington Bancorp, Inc..............       23,160
   605  Interwest Bancorp, Inc.....................................       13,386
   525  KeyCorp....................................................       16,800
   900  Sterling Financial Corporation+............................       15,300
   985  US Bancorp.................................................       34,968
   995  Washington Federal, Inc....................................       26,554
                                                                      ----------
                                                                         130,168
                                                                      ----------
        Transportation - 5.5%
 1,195  Airborne Freight Corporation...............................       43,095
   895  Alaska Air Group, Inc.+....................................       39,604
 1,060  Expeditors International of Washington, Inc. ..............       44,520
                                                                      ----------
                                                                         127,219
                                                                      ----------
        Basic Industry - 5.2%
   300  Boise Cascade Corporation..................................        9,300
 2,445  Oregon Steel Mills, Inc. ..................................       29,034
 2,055  Schnitzer Steel Industries, Inc., Class A..................       29,541
   510  Weyerhaeuser Company.......................................       25,914
   750  Willamette Industries, Inc. ...............................       25,125
                                                                      ----------
                                                                         118,914
                                                                      ----------

 Shares                                                                 Value
 ------                                                               ----------
        Consumer Staples - 3.9%
   745  Albertson's, Inc...........................................   $   47,447
   693  Fred Meyer, Inc., Class A+.................................       41,753
                                                                      ----------
                                                                          89,200
                                                                      ----------
        Lodging & Restaurants - 3.4%
 1,485  Ambassadors International, Inc.+...........................       21,904
 1,905  Cavanaughs Hospitality Corporation+........................       20,479
   635  Starbucks Corporation+.....................................       35,639
                                                                      ----------
                                                                          78,022
                                                                      ----------
        Consumer Cyclicals - 3.1%
 2,500  Building Materials Holding Corporation+....................       30,312
 2,980  K2, Inc. ..................................................       30,731
   270  Nike, Inc., Class B........................................       10,952
                                                                      ----------
                                                                          71,995
                                                                      ----------
        Utilities/Telecommunications - 2.8%
 1,200  General Communication, Inc., Class A+......................        4,875
   135  GST Telecommunications, Inc.+..............................          886
 3,290  Metro One Telecommunications, Inc.+........................       43,592
   710  Western Wireless Corporation, Class A+.....................       15,620
                                                                      ----------
                                                                          64,973
                                                                      ----------
        Retail Sales - 2.6%
   585  Costco Companies, Inc.+....................................       42,230
   830  Multiple Zones International, Inc.+........................       14,629
    70  Nordstrom, Inc.............................................        2,428
                                                                      ----------
                                                                          59,287
                                                                      ----------
        Aerospace/Defense - 2.2%
   965  Boeing Company.............................................       31,483
   445  Precision Castparts Corporation............................       19,691
                                                                      ----------
                                                                          51,174
                                                                      ----------
        Real Estate Investment Trusts - 1.7%
 1,260  Pacific Gulf Properties, Inc. .............................       25,279
   545  Shurgard Storage Centers, Inc., Class A....................       14,068
                                                                      ----------
                                                                          39,347
                                                                      ----------
        Consumer Durables - 1.7%
 1,438  Monaco Coach Corporation+..................................       38,094
                                                                      ----------
        Capital Goods - 1.3%
 1,040  Greenbrier Companies, Inc..................................       14,690
   375  PACCAR, Inc. ..............................................       15,422
                                                                      ----------
                                                                          30,112
                                                                      ----------
        Insurance - 1.1%
   600  Safeco Corporation.........................................       25,762
                                                                      ----------
        Health Care Services - 1.0%
   950  Foundation Health Systems, Inc., Class A+..................       11,341
   160  PacifiCare Health Systems, Inc., Class B+..................       12,720
                                                                      ----------
                                                                          24,061
                                                                      ----------
        Business Services - 0.5%
 1,470  Barrett Business Services, Inc.+...........................       12,495
                                                                      ----------
        Total Common Stocks (Cost $1,761,251)......................    2,013,451
                                                                      ----------

                       See Notes to Financial Statements.

portfolio of investments (continued)
Northwest Fund

December 31, 1998

 Principal
  Amount                                                              Value
 ---------                                                          ----------
 REPURCHASE AGREEMENT - 13.7%
  (Cost $316,000)
 $316,000  Agreement with Goldman Sachs Company, 4.000% dated
            12/31/1998, to be repurchased at $316,140 on
            01/04/1999, collateralized by $272,323 U.S. Treasury
            Note, 11.750% due 02/15/2001 (Market Value
            $323,263)............................................   $  316,000
                                                                    ----------

TOTAL INVESTMENTS (Cost $2,077,251*)......................... 100.7%  2,329,451
OTHER ASSETS AND LIABILITIES (Net)...........................  (0.7)    (16,091)
                                                              -----  ----------
NET ASSETS................................................... 100.0% $2,313,360
                                                              =====  ==========

-------------
*  Aggregate cost for federal tax purposes is $2,085,391.
+  Non-income producing security.

  Industry categories are unaudited.
                       See Notes to Financial Statements.

portfolio of investments (continued)
Emerging Growth Fund

December 31, 1998

 Shares                                                                 Value
 ------                                                              -----------
 COMMON STOCKS - 90.0%
        Computer Software/Services - 20.3%
 47,050 ARIS Corporation+.........................................   $   561,659
 28,800 AVT Corporation+..........................................       835,200
 23,350 AXENT Technologies, Inc.+.................................       713,634
 26,350 BARRA, Inc.+..............................................       622,519
  7,075 Cadence Design Systems, Inc.+.............................       210,481
 85,350 Carreker-Antinori, Inc.+..................................       570,778
 25,000 Check Point Software Technologies, Inc.+..................     1,145,313
 68,650 Harbinger Corporation+....................................       549,200
 47,250 Made2Manage Systems, Inc.+................................       702,844
 20,350 Sterling Commerce, Inc.+..................................       915,750
 11,375 Tier Technologies, Inc.+..................................       196,219
 25,360 Visio Corporation+........................................       927,225
 44,175 Wall Data, Inc.+..........................................     1,060,200
                                                                     -----------
                                                                       9,011,022
                                                                     -----------
        Health Care Products - 12.7%
 59,450 Corixa Corporation+.......................................       549,913
 50,300 ESC Medical Systems, Ltd.+................................       528,150
 10,500 GelTex Pharmaceuticals, Inc.+.............................       237,563
 40,800 ICOS Corporation+.........................................     1,213,800
 24,600 Incyte Pharmaceuticals, Inc. +............................       919,425
 50,075 NeoRx Corporation+........................................        67,288
 15,400 PathoGenesis Corporation+.................................       893,200
 34,200 Shire Pharmaceuticals Group ADR+..........................       692,550
  1,673 Sofamor Danek Group, Inc.+................................       203,688
 31,666 SonoSight, Inc.+..........................................       328,535
                                                                     -----------
                                                                       5,634,112
                                                                     -----------
        Electronics/Semicondutors - 8.3%
 32,890 ATMI, Inc.+...............................................       830,473
 37,420 Credence Systems Corporation+.............................       692,270
 65,050 FEI Company+..............................................       496,006
 40,382 General Semiconductor, Inc.+..............................       330,628
 16,525 Lattice Semiconductor Corporation+........................       758,601
 30,940 TriQuint Semiconductor, Inc.+.............................       595,595
                                                                     -----------
                                                                       3,703,573
                                                                     -----------
        Financial Services - 7.0%
 44,188 American Capital Strategies, Ltd..........................       762,243
 28,480 Hambrecht & Quist Group+..................................       646,140
 17,095 HealthCare Financial Partners, Inc.+......................       681,663
  5,775 Paychex, Inc..............................................       297,051
 13,425 Profit Recovery Group International, Inc.+................       502,599
 13,960 Richmond County Financial Corporation.....................       224,233
                                                                     -----------
                                                                       3,113,929
                                                                     -----------
        Consumer Cyclicals - 6.6%
 35,400 Building Materials Holding Corporation+...................       429,225
 20,100 Cutter & Buck, Inc.+......................................       748,725
 11,975 Family Golf Centers, Inc.+................................       236,506
  9,220 Fastenal Company..........................................       405,680
 38,505 K2, Inc. .................................................       397,083
 25,750 Nortek, Inc.+.............................................       711,344
                                                                     -----------
                                                                       2,928,563
                                                                     -----------
        Computer Systems - 6.2%
 29,300 Apex PC Solutions, Inc.+..................................       846,037
 75,500 In Focus Systems, Inc.+...................................       670,062
 40,390 RadiSys Corporation+......................................     1,211,700
                                                                     -----------
                                                                       2,727,799
                                                                     -----------

 Shares                                                                 Value
 ------                                                               ----------
         Business Services - 5.4%
  13,745 Apollo Group, Inc., Class A+..............................   $  465,612
 126,675 Asymetrix Learning Systems, Inc.+.........................      554,203
  26,300 Cognizant Technology Solutions Corporation+...............      798,863
  27,705 First Consulting Group, Inc.+.............................      567,953
                                                                      ----------
                                                                       2,386,631
                                                                      ----------
         Media - 4.9%
  44,250 Bowne & Company, Inc. ....................................      790,969
  13,295 HA-LO Industries, Inc. ...................................      500,225
   9,843 Lamar Advertising Company+................................      366,652
  17,764 Outdoor Systems, Inc.+....................................      532,920
                                                                      ----------
                                                                       2,190,766
                                                                      ----------
         Transportation - 3.6%
  23,100 Airborne Freight Corporation..............................      833,044
  13,500 Expeditors International of Washington, Inc...............      567,000
   5,075 Ryanair Holdings Plc, Sponsored ADR+......................      191,581
                                                                      ----------
                                                                       1,591,625
                                                                      ----------
         Health Care Services - 3.1%
   8,859 Pediatrix Medical Group, Inc.+............................      530,986
  23,920 Omnicare, Inc.............................................      831,220
                                                                      ----------
                                                                       1,362,206
                                                                      ----------
         Electrical Equipment - 2.3%
  18,065 Electro Scientific Industries, Inc.+......................      818,570
  13,930 Microvision, Inc.+........................................      181,090
                                                                      ----------
                                                                         999,660
                                                                      ----------
         Lodging & Restaurants - 1.9%
  46,495 Cavanaugh's Hospitality Corporation+......................      499,821
  19,650 PJ America, Inc.+.........................................      356,156
                                                                      ----------
                                                                         855,977
                                                                      ----------
         Consumer Staples - 1.4%
  13,018 U.S. Foodservice+.........................................      637,882
                                                                      ----------
         Utilities/Telecommunications - 1.3%
  16,900 Teligent, Inc.+...........................................      485,875
   7,000 US LEC Corporation+.......................................      103,688
                                                                      ----------
                                                                         589,563
                                                                      ----------
         Retail Sales - 1.3%
  10,136 Duane Reade, Inc.+........................................      390,236
   7,537 MSC Industrial Direct Company, Inc., Class A+.............      170,525
                                                                      ----------
                                                                         560,761
                                                                      ----------
         Oil & Gas - 1.1%
  19,481 Hanover Compressor Company+...............................      500,418
                                                                      ----------
         Utilities/Electrical - 1.0%
  38,275 Trigen Energy Corporation.................................      437,770
                                                                      ----------
         Insurance - 0.8%
   9,140 Protective Life Corporation...............................      363,886
                                                                      ----------
         Basic Industry - 0.8%
   6,619 Sealed Air Corporation+...................................      337,983
                                                                      ----------
         Total Common Stocks (Cost $35,327,536)....................   39,934,126
                                                                      ----------

                       See Notes to Financial Statements.

portfolio of investments (continued)
Emerging Growth Fund

December 31, 1998

 Principal
   Amount                                                              Value
 ---------                                                          -----------
 U.S. GOVERNMENT AGENCY - 0.5%
  (Cost $217,454)
 $  220,000 Federal Home Loan Mortgage Corporation, 4.628% due
             03/26/1999++........................................   $   217,624
                                                                    -----------
 REPURCHASE AGREEMENT - 8.9%
  (Cost $3,944,000)
  3,944,000 Agreement with Goldman Sachs Company, 4.000% dated
             12/31/1998 to be repurchased at $3,945,753
             01/04/1999, collateralized by $3,398,868 U.S.
             Treasury Note, 11.750% due 02/15/2001 (Market Value
             $4,034,655).........................................     3,944,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $39,488,990*).......................  99.4%  44,095,750
OTHER ASSETS AND LIABILITIES (Net)..........................   0.6      284,092
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $44,379,842
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes is $40,048,794.
+ Non-income producing security.
++ Rate represents annualized yield at date of purchase (unaudited).

  Industry categories are unaudited.

 Number of                                                           Unrealized
 Contracts                                                 Value    Appreciation
 ---------                                               ---------- ------------
 Futures Contracts - Long Position
 17        Russell 2000, March 1999...................   $3,614,625   $157,981
                                                         ==========   ========


                               GLOSSARY OF TERMS

 ADR -- American Depository Receipt

                       See Notes to Financial Statements.

portfolio of investments (continued)
International Growth Fund

December 31, 1998

 Shares                                                                Value
 -------                                                            -----------
 COMMON STOCKS - 97.6%
   United Kingdom - 15.6%
  37,600 Barclays Plc............................................   $   810,203
  34,400 Bass Plc................................................       500,458
  13,700 Biocompatibles International Plc+.......................        19,589
 119,500 British Energy Plc......................................     1,365,972
  28,000 Glaxo Wellcome Plc......................................       962,742
  99,724 Guardian Royal Exchange Plc.............................       557,938
  13,700 Lloyds TSB Group Plc....................................       194,755
 123,600 Medeva Plc..............................................       217,834
 112,800 Orange Plc+.............................................     1,310,016
   4,400 Perpetual Plc...........................................       224,042
 121,400 Reed International Plc..................................       948,676
  61,654 Royal & Sun Alliance Insurance Group Plc................       503,063
  22,500 Safeway, Plc............................................       112,977
  31,300 Standard Chartered Plc..................................       362,466
 123,400 Williams Holdings Plc...................................       700,147
  14,800 Zeneca Group Plc........................................       643,971
                                                                    -----------
                                                                      9,434,849
                                                                    -----------
   Japan - 13.3%
   4,500 Advantest Corporation...................................       285,120
  27,000 Hankyu Realty Company Ltd. .............................       107,756
  13,000 Matsushita Communication Industrial Company, Ltd........       613,159
  65,000 Minebea Company, Ltd....................................       744,303
      10 NTT Mobile Communication Network, Inc...................       411,486
  15,000 Orix Corporation........................................     1,120,304
   7,000 Rohm Company Ltd........................................       637,406
  44,000 Sanwa Bank, Ltd.........................................       339,136
   2,600 Shohkoh Fund & Company, Ltd.............................       837,485
   9,000 Sony Corporation........................................       655,458
  37,000 Sumitomo Bank, Ltd......................................       379,806
  11,000 TDK Corporation.........................................     1,005,531
 144,000 Toshiba Corporation.....................................       857,590
                                                                    -----------
                                                                      7,994,540
                                                                    -----------
   Germany - 13.2%
  23,300 BHF-Bank AG.............................................       936,838
  11,900 Degussa AG..............................................       653,791
  12,100 Fresenius Medical Care AG...............................       853,212
   5,300 Hannover Rueckversicherungs AG..........................       564,557
  17,500 Hoechst AG..............................................       725,688
   1,152 KSB AG-VORZUG...........................................       195,647
   5,620 Mannesmann AG...........................................       644,174
   1,200 Muenchener Rueckversicherungs-Gesellschaft AG...........       581,151
   6,800 Schering AG.............................................       853,902
  15,000 Siemens AG..............................................       967,684
   1,675 Viag AG.................................................       982,072
                                                                    -----------
                                                                      7,958,716
                                                                    -----------
   France - 10.2%
   7,720 Banque Nationale de Paris...............................       635,440
   3,500 Elf Aquitaine SA........................................       404,400
   7,200 Etablissements Economiques du Casino Guichard-Perrachon
          SA.....................................................       749,490
  15,557 Lagardere S.C.A.........................................       660,846
   3,900 PSA Peugeot Citroen.....................................       603,380
  11,300 Rhone-Poulenc Rorer, Inc. -A............................       581,270
   8,100 SCOR....................................................       535,315
  17,400 Societe Generale d'Entreprises Ord......................       815,382
   5,800 Suez Lyonnaise des Eaux.................................     1,190,914
                                                                    -----------
                                                                      6,176,437
                                                                    -----------
   Italy - 7.3%
  45,000 Alleanza Assicurazioni..................................       635,489
  55,480 Instituto Bancario San Paolo di Torino, Spa.............       979,779

  Shares                                                               Value
 ---------                                                           ----------
   Italy - (continued)
 1,351,000 Seat-Pagine Gialle Spa+................................   $1,037,691
   131,500 Telecom Italia Spa.....................................    1,121,383
    49,100 Telecom Italia Spa, RNC................................      308,833
   609,000 Unione Immobiliare Spa+................................      317,493
                                                                     ----------
                                                                      4,400,668
                                                                     ----------
   Netherlands - 7.2%
    20,300 CSM NR CERT............................................    1,171,300
    16,868 ING Groep NV...........................................    1,028,044
    14,500 Koninklijke Pakhoed NV.................................      365,838
    14,140 Laurus NV..............................................      356,755
     7,300 Philips Electronics NV.................................      489,594
    17,346 Vedior NV+.............................................      341,620
    25,311 Vendex NV..............................................      614,351
                                                                     ----------
                                                                      4,367,502
                                                                     ----------
   Switzerland - 5.1%
       418 Novartis AG............................................      821,696
        62 Roche Hodings AG Genuss................................      756,549
       663 Sulzer AG Reg..........................................      403,544
     1,700 Swisscom AG+...........................................      711,686
     5,700 TAG Heuer International SA.............................      392,588
                                                                     ----------
                                                                      3,086,063
                                                                     ----------
   Denmark - 4.8%
    10,300 International Service Systems A/S, Class B.............      670,024
     5,900 Novo-Nordisk A/S, Class B..............................      778,725
     4,100 Tele Danmark A/S.......................................      553,388
     9,900 Unidanmark A/S, Class A................................      894,449
                                                                     ----------
                                                                      2,896,586
                                                                     ----------
   Sweden - 4.1%
     8,500 Biora AB, Sponsored ADR+...............................      110,500
    55,311 Electrolux AB, B Shares................................      949,677
    50,900 Ericsson LM, B Shares..................................    1,209,108
     9,200 Kinnevik AB, B Shares..................................      215,145
                                                                     ----------
                                                                      2,484,430
                                                                     ----------
   Spain - 3.6%
    32,754 Argentaria, Caja Postal y Banco Hipotecario de Espana
            SA....................................................      846,967
    48,900 Endesa SA..............................................    1,293,724
                                                                     ----------
                                                                      2,140,691
                                                                     ----------
   Israel - 2.1%
    18,200 Blue Square-Israel, Ltd., ADR..........................      188,825
    12,000 ECI Telecommunications, Ltd. ADR.......................      427,500
    13,800 Orbotech, Ltd.+........................................      653,775
                                                                     ----------
                                                                      1,270,100
                                                                     ----------
   Ireland - 1.9%
    31,700 Bank of Ireland........................................      703,676
    27,400 Greencore Group Plc....................................      126,331
    23,300 Kerry Group Plc, Class A...............................      315,352
                                                                     ----------
                                                                      1,145,359
                                                                     ----------
   Singapore - 1.4%
    37,000 Development Bank of Singapore, Ltd. (Foreign)..........      333,919
    25,000 Overseas-Chinese Banking Corporation, Ltd..............      169,594
    52,000 United Overseas Bank, Ltd. (Foreign)...................      333,858
                                                                     ----------
                                                                        837,371
                                                                     ----------
   Finland - 1.3%
    44,600 Sonera Group Oyj+......................................      795,968
                                                                     ----------

                       See Notes to Financial Statements.

portfolio of investments (continued)
International Growth Fund

December 31, 1998

  Shares                                                               Value
 ---------                                                           ----------
 COMMON STOCKS - (Continued)
   Korea - 1.2%
    10,600 Samsung Electronics....................................   $  711,072
                                                                     ----------
   Argentina - 1.1%
     4,796 Banco de Galicia y Buenos Aires SA de CV, Sponsored
            ADR...................................................       84,530
    20,200 YPF Sociedad Anonima, Sponsored ADR....................      564,337
                                                                     ----------
                                                                        648,867
                                                                     ----------
   Hong Kong - 0.9%
    44,000 New World Development Company, Ltd.....................      110,744
   143,000 SmarTone Telecommunications Holdings, Ltd..............      396,833
                                                                     ----------
                                                                        507,577
                                                                     ----------
   Greece - 0.8%
    37,000 Hellenic Telecommunication Organization SA (OTE), GDR..      485,625
                                                                     ----------
   Austria - 0.7%
     1,800 Erste Bank Der Oesterreichischen Sparkassen AG.........       96,345
     1,213 VA Technologie AG......................................      105,123
     1,223 Wienerberger Baustoffindustrie AG......................      243,275
                                                                     ----------
                                                                        444,743
                                                                     ----------
   Mexico - 0.6%
    14,200 Fomento Economico Mexico SA, Sponsored ADR.............      378,075
                                                                     ----------
   New Zealand - 0.4%
   142,000 Fletcher Challenge Energy - Building Division..........      268,993
                                                                     ----------
   South Africa - 0.3%
    41,400 Sappi, Ltd. ...........................................      159,900
                                                                     ----------
   Norway - 0.3%
       825 Smedvig ASA, B Shares, Sponsored ADR...................        6,188
     7,740 Sparebanken Norway.....................................      150,757
                                                                     ----------
                                                                        156,945
                                                                     ----------
   Portugal - 0.2%
    12,483 Banco Mello, SA........................................      138,980
                                                                     ----------
           Total Common Stocks (Cost $55,275,546).................   58,890,057
                                                                     ----------
 PREFERRED STOCKS - 0.7%
    10,100 GEA AG.................................................      242,445
   899,000 Telecomunicacoes de Sao Paulo SA.......................      122,545
 2,700,000 Telesp Participacoes SA+...............................       61,453
                                                                     ----------
           Total Preferred Stocks (Cost $614,526).................      426,443
                                                                     ----------
 RIGHTS - 0.1%
       184 Societe Europeenne de Communication SA, Class A,
            Sponsored ADR+........................................        3,508
     1,656 Societe Europeenne de Communication SA, Class B,
            Sponsored ADR+........................................       30,015
                                                                     ----------
           Total Rights (Cost $1,760).............................       33,523
                                                                     ----------

 Principal
   Amount
 ----------
 REPURCHASE AGREEMENT - 3.3%
 (Cost $2,021,000)
 $2,021,000 Agreement with State Street Bank & Trust Company,
             4.800% dated 12/31/1998, to be repurchased at
             $2,022,078 on 01/04/1999, collateralized by
             $1,970,000 U.S. Treasury Note, 5.500% due 02/28/2003.
             (Market Value $2,066,038)............................   2,021,000
                                                                     ---------

TOTAL INVESTMENTS (Cost $57,912,832*)....................... 101.7% $61,371,023
OTHER ASSETS AND LIABILITIES (Net)..........................  (1.7)  (1,010,956)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $60,360,067
                                                             =====  ===========

-------------
*  Aggregate cost for federal tax purposes is $57,936,394.
+  Non-income producing security.

As of December 31, 1998 sector diversification was as follows (unaudited):

                                                            % of
                 Sector Diversification                  Net Assets    Value
                 ----------------------                  ---------- -----------
COMMON STOCKS:
Financial Services......................................    25.0%   $15,089,630
Telecommunications......................................    13.8      8,344,985
Health Care.............................................    11.2      6,744,408
Materials & Processing..................................    10.5      6,365,346
Technology..............................................     8.3      4,930,594
Energy..................................................     6.0      3,634,621
Producer Durables.......................................     4.7      2,848,500
Consumer Staples........................................     4.7      2,848,271
Consumer Discretionary..................................     4.5      2,728,989
Retail..................................................     2.8      1,665,643
Autos & Transportation..................................     1.6        969,218
Other...................................................     4.5      2,719,852
                                                           -----    -----------
TOTAL COMMON STOCKS.....................................    97.6     58,890,057
PREFERRED STOCKS........................................     0.7        426,443
RIGHTS..................................................     0.1         33,523
REPURCHASE AGREEMENT....................................     3.3      2,021,000
                                                           -----    -----------
TOTAL INVESTMENTS.......................................   101.7     61,371,023
OTHER ASSETS AND LIABILITIES (Net)......................    (1.7)    (1,010,956)
                                                           -----    -----------
NET ASSETS..............................................   100.0%   $60,360,067
                                                           =====    ===========

Schedule of Forward Foreign Currency Contracts

U. S. Forward Foreign Currency Contracts To Sell

                   Contracts to Receive                                  Unrealized
               ----------------------------------                      Appreciation
Expiration          Local            Value in        In Exchange       (Depreciation)
   Date           Currency            U.S. $         for U.S. $         of Contracts
----------     ---------------       ---------       -----------       --------------
01/04/1999     GBP       2,430           4,040            4,058         $        18
01/05/1999     JPY     715,006           6,330            6,331                   1
02/26/1999     JPY 900,200,000       8,027,789        6,865,468          (1,162,321)
02/26/1999     JPY 150,000,000       1,337,668        1,257,785             (79,883)
                                                                        -----------
                                                                         (1,242,185)
                                                                        -----------

U. S. Forward Foreign Currency Contracts To Buy

                   Contracts to Deliver
               ----------------------------------                        Unrealized
Expiration          Local            Value in        In Exchange        Appreciation
   Date           Currency            U.S. $         for U.S. $         of Contracts
----------     ---------------       ---------       -----------       --------------
02/26/1999     JPY 131,500,000       1,172,689        1,066,064             106,625
02/26/1999     JPY 229,200,000       2,043,956        1,994,347              49,609
                                                                        -----------
                                                                            156,234
                                                                        -----------
Net Unrealized Depreciation of Forward Foreign
 Currency Contracts......................................               $(1,085,951)
                                                                        ===========


                               GLOSSARY OF TERMS

  ADR - American Depositary Receipt
  GBP - Great Britain Pound Sterling
  GDR - Global Depositary Receipt
  JPY - Japanese Yen

                       See Notes to Financial Statements.

portfolio of investments (continued)
December 31, 1998
Strategic Growth Portfolio                 Flexible Income Portfolio

 Shares                                                                 Value
 ------                                                               ----------
 INVESTMENT COMPANY SECURITIES - 99.6%
 17,167 WM VT Emerging Growth Fund.................................   $  250,467
 70,382 WM VT Growth Fund..........................................    1,573,750
 96,512 WM VT Growth & Income Fund.................................    1,637,801
 59,314 WM VT International Growth Fund............................      688,635
 87,445 WM VT Money Market Fund....................................       87,445
 42,975 WM VT Northwest Fund.......................................      470,152
 89,867 WM VT Short Term High Quality Bond Fund....................      219,275
                                                                      ----------

TOTAL INVESTMENTS (Cost $4,464,566*).........................  99.6%  4,927,525
OTHER ASSETS AND LIABILITIES (Net)...........................   0.4      22,268
                                                              -----  ----------
NET ASSETS................................................... 100.0% $4,949,793
                                                              =====  ==========

-------------
* Aggregate cost for federal tax purposes is $4,498,356.

Conservative Growth Portfolio

 Shares                                                                 Value
 -------                                                             -----------
 INVESTMENT COMPANY SECURITIES - 99.3%
  35,840 WM VT Emerging Growth Fund...............................   $   522,906
 105,451 WM VT Growth Fund........................................     2,357,882
 216,507 WM VT Growth & Income Fund...............................     3,674,127
 165,732 WM VT International Growth Fund..........................     1,924,149
 543,124 WM VT Money Market Fund..................................       543,124
  39,654 WM VT Northwest Fund.....................................       433,818
 222,053 WM VT Short Term High Quality Bond Fund..................       541,808
                                                                     -----------
         Total Investment Company Securities
          (Cost $9,520,432).......................................     9,997,814
                                                                     -----------

 Principal
  Amount
 ---------
 REPURCHASE AGREEMENT - 1.9%
 (Cost $192,000)
 $192,000  Agreement with Boston Safe Deposit & Trust Company, 4.250%
            dated 12/31/1998, to be repurchased at $192,091 on
            01/04/1999, collateralized by $205,000 Student Loan
            Marketing Association, 4.848% due 02/08/1999 (Market
            Value $192,000)..........................................   192,000
                                                                        -------

TOTAL INVESTMENTS (Cost $9,712,432*)........................ 101.2%  10,189,814
OTHER ASSETS AND LIABILITIES (Net)..........................  (1.2)    (117,290)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $10,072,524
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes is $9,769,468.

Balanced Portfolio

  Shares                                                                Value
 ---------                                                           -----------
 INVESTMENT COMPANY SECURITIES - 99.4%
    38,703 WM VT Emerging Growth Fund.............................   $   564,677
    87,576 WM VT Growth Fund......................................     1,958,200
   180,110 WM VT Growth & Income Fund.............................     3,056,469
   179,240 WM VT International Growth Fund........................     2,080,981
 1,716,970 WM VT Money Market Fund................................     1,716,970
   469,363 WM VT Short Term High Quality Bond Fund................     1,145,245
    56,551 WM VT U.S. Government Securities Fund..................       571,727
                                                                     -----------

TOTAL INVESTMENTS (Cost $10,648,601*).......................  99.4%  11,094,269
OTHER ASSETS AND LIABILITIES (Net)..........................   0.6       67,294
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $11,161,563
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes is $10,668,617.

 Shares                                                                 Value
 ------                                                               ----------
 INVESTMENT COMPANY SECURITIES - 81.6%
  2,435 WM VT Growth Fund..........................................   $   54,445
 11,040 WM VT Growth & Income Fund.................................      187,343
  4,971 WM High Yield Fund.........................................       44,690
 17,489 WM VT Income Fund..........................................      179,090
 87,699 WM VT Money Market Fund....................................       87,699
 89,832 WM VT Short Term High Quality Bond Fund....................      219,189
 12,943 WM VT U.S. Government Securities Fund......................      130,857
                                                                      ----------

TOTAL INVESTMENTS (Cost $881,700*)...........................  81.6%    903,313
OTHER ASSETS AND LIABILITIES (Net)...........................  18.4     204,048
                                                              -----  ----------
NET ASSETS................................................... 100.0% $1,107,361
                                                              =====  ==========

-------------
* Aggregate cost for federal tax purposes is $884,635.

Income Portfolio

 Shares                                                                  Value
 ------                                                                 --------
 INVESTMENT COMPANY SECURITIES - 100.3%
 13,018 WM High Yield Fund...........................................   $117,037
 24,724 WM VT Income Fund............................................    253,177
 90,687 WM VT Money Market Fund......................................     90,687
 84,551 WM VT Short Term High Quality Bond Fund......................    206,304
 16,265 WM VT U.S. Government Securities Fund........................    164,435
                                                                        --------

TOTAL INVESTMENTS (Cost $840,090*)............................. 100.3%  831,640
OTHER ASSETS AND LIABILITIES (Net).............................  (0.3)   (2,496)
                                                                -----  --------
NET ASSETS..................................................... 100.0% $829,144
                                                                =====  ========

-------------
* Aggregate cost for federal tax purposes is $840,972.
                       See Notes to Financial Statements.

notes to financial statements

WM Variable Trust
1. Organization and Business

The WM Variable Trust (the "Trust") was organized under the laws of the Common-wealth of Massachusetts on January 29, 1993 as a business entity commonly known as a "Massachusetts business trust." The Trust is registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act"), as an open-end manage-ment investment company. The Trust offers fifteen managed investment funds, consisting of ten funds: the Money Market Fund (the "Money Fund"); the Short Term High Quality Bond, U.S. Government Securities and Income Funds (the "Bond Funds"); the Bond & Stock, Growth & Income, Growth, Northwest, Emerging Growth and International Growth Funds (the "Equity Funds"); (collectively the "Funds") and five portfolios: Income, Flexible Income, Balanced, Conservative Growth and Strategic Growth Portfolios (individually a "Portfolio" and collectively the "Portfolios"), to the public through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"). The Income Portfolio commenced operations on October 22, 1997, discontinued the offering of shares on November 6, 1997, and re-commenced operations on April 23, 1998. Through in-vestment in certain of the Funds and certain other funds (collectively, the "Underlying Funds"), the Portfolios offer a range of asset allocation strate-gies designed to accommodate different investment philosophies and goals.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trust. Sierra Investment Advisors Corporation ("Sierra Advisors") served as investment advisor to the Trust prior to January 30, 1998. Sierra Advisors became an indirect wholly-owned subsidiary of Washington Mutual as a result of a merger between its par-ent, Great Western Financial Corporation and Washington Mutual.

The Money Fund invests directly in money market instruments of foreign and U.S. issuers. The Bond Funds and the Equity Funds invest directly in securities or other financial instruments. Each Portfolio typically allocates its assets, within determined percentage ranges, among certain of the Underlying Funds. The percentages reflect the extent to which each Portfolio will invest in the par-ticular market segment represented by each Underlying Fund, and the varying de-grees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accor-dance with its investment objective and WM Advisor's outlook for the economy and the financial markets. In addition, generally in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and Portfo-lios in the preparation of their financial statements.

Portfolio valuation:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Govern-ment Securities) are valued at the closing over-the-counter bid prices, or if no sale occurred on such day, at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amor-tized cost. The value of a foreign security is determined in its national cur-rency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern Time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in ef-fect at noon, Eastern Time, on the day the value of the foreign security is de-termined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current set-tlement price for a like contract acquired on the day on which the futures con-tract is being valued.

Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the notes to financial statements (continued)

WM Variable Trust
judgment of a Pricing Service, market quotations for these securities are read-ily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the offi-cers of the Trusts under the general supervision and responsibility of the Board of Trustees.

Money Fund: The investments of the Money Fund are valued on the basis of amor-tized cost so long as the Trust's Board of Trustees (the "Board of Trustees") determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices ob-tained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

The Portfolios: Underlying Funds are valued at their net asset value per share determined as of the close of the New York Stock Exchange on the valuation date.

Repurchase agreements:

Each Fund or Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund or Portfolio, through its custodian, takes possession of an underlying debt obligation subject to an ob-ligation of the seller to repurchase, and the Fund or Portfolio to an obliga-tion to resell the obligation at an agreed upon price and time, thereby deter-mining the yield during the Fund's or Portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the repur-chase obligation, including interest. In the event of counterparty default, the Fund or Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Fund or Portfolio in the event the Fund or Port-folio is delayed or prevented from exercising its right to dispose of the col-lateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund or Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds and Portfolios enter into repurchase agreements.

Reverse repurchase agreements:

Each Fund and Portfolio, except for the Money Fund, may engage in reverse re-purchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds or Portfolios would assume the role of seller/borrower in the transaction. The Funds or Portfolios may use reverse repurchase agreements to borrow short-term funds. The value of the re-verse repurchase agreements that the Funds or Portfolios have committed to sell are reflected in the Funds' or Portfolios' Statements of Assets and Liabili-ties. The Funds or Portfolios require the Trust's custodian to segregate liquid assets that at all times are in an amount equal to their obligations under re-verse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds or Portfolios may de-cline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreements are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

Options contracts:

All Funds and Portfolios, except the Money Fund, may engage in options con-tracts. The Funds and Portfolios may use options contracts to manage their ex-posure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and options values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Written on Foreign Currency" and "Call Options Purchased on Stock Indices." These amounts reflect each contract's exposure to the underlying instrument at December 31, 1998. Writing puts and buying calls tends to increase the Funds' and/or Portfolios' exposure to the underlying in-strument. Buying puts and writing calls tends to decrease the Funds' and Port-folios' exposure to the underlying instrument or to hedge other Fund and/or Portfolios' investments.

notes to financial statements (continued)

WM Variable Trust

Upon the purchase of a put option or a call option by the Funds and/or Portfo-lios, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds and/or Portfolios will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds and/or Portfo-lios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds and/or Portfolios exercise a call option, the cost of the security which the Funds and/or Portfolios purchase upon exercise will be increased by the premium originally paid.

When the Funds and/or Portfolios write a call option or put option, an amount equal to the premium received by the Funds and/or Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds and/or Portfolios enter into a closing purchase transaction, the Funds and/or Portfolios realize a gain (or loss if the cost of the closing pur-chase transaction exceeds the premium received when the option was sold) with-out regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds and/or Portfolios realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium origi-nally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabil-ities. The risk in writing a covered call option is that the Funds and/or Port-folios may forego the opportunity to profit if the market price of the under-lying security increases and the option is exercised. The risk in writing a covered put option is that the Funds and/or Portfolios may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds and/or Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

The Funds and the Portfolios, except the Money Fund, may engage in options on foreign currency and options on interest rate futures for hedging transactions. Options on foreign currency and options on interest rate futures act as a hedge to provide protection against adverse movements in the value of foreign securi-ties in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such op-tions may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' and Portfolios' hedging strategy unsuccessful and could result in a loss to the Funds and Port-folios. In addition, there is the risk that the Funds and Portfolios may not be able to enter into a closing transaction because of an illiquid secondary mar-ket or, for over-the-counter options, because of the counterparty's inability to perform. Options written by the Funds and/or Portfolios involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

Futures contracts:

Except for the Money Fund, all Funds and Portfolios may engage in futures transactions. The Funds and Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incor-porated within the unrealized appreciation/(depreciation) shown in the Portfo-lio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at December 31, 1998. Buying futures contracts tends to increase the Fund's or Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either de-crease the Fund's or Portfolio's exposure to the underlying instrument, or to hedge other Fund or Portfolio investments.

Upon entering into a futures contract, the Fund or Portfolio is required to de-posit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Sub-sequent payments ("variation margin") are made or received by the Fund or Port-folio each day, depending on the daily fluctuation of the value of the con-tract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund or Portfolio recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in notes to financial statements (continued)

WM Variable Trust
the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund or Portfo-lio may not be able to enter into a closing transaction because of an illiquid secondary market.

Foreign currency:

The books and records of the Funds and Portfolios are maintained in U.S. dol-lars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from se-curity transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabili-ties. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securi-ties, have been included in unrealized appreciation/(depreciation) of securi-ties. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of inter-est and dividends recorded on the books of the Funds and/or Portfolios and the amount actually received. The portion of foreign currency gains and losses re-lated to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from secu-rity transactions.

Forward foreign currency contracts:

The Short Term High Quality Bond, Income, Growth & Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the funds have commit-ted to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the funds have acquired or hedged through forward foreign currency contracts at December 31, 1998. Forward for-eign currency contracts are reflected as both a forward foreign currency con-tract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite for-ward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the funds record a re-alized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the funds' Statements of Assets and Liabilities. Although forward foreign cur-rency contracts used for hedging purposes limit the risk of loss due to a de-cline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the funds could be exposed to risks if the counterparties to the contracts are un-able to meet the terms of their contracts. The fund's Advisor and/or Sub-advi-sor will enter into forward foreign currency contracts only with parties ap-proved by the Board of Trustees because there is a risk of loss to the funds if the counterparties do not complete the transaction.

Dollar roll transactions:

The Bond Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of op-portunities in the mortgage market. The value of the dollar roll transactions are reflected in the funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the funds of securities that they hold with an notes to financial statements (continued)

WM Variable Trust
agreement by the funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The funds are paid a fee for entering into a dollar roll transaction that is ac-crued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the funds will not be entitled to receive in-terest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those similar securities which the fund is obligated to purchase or that the return earned by the fund with the proceeds of a dollar roll may not exceed transac-tion costs.

Indexed Securities:

Each of the Funds, except for the Money Fund, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign cur-rencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instru-ment itself, but any loss is limited to the amount of the original investment.

Illiquid Investments:

Up to 15% of the assets of each Bond and Equity Fund, and up to 10% of the as-sets of the Money Fund, may be invested in securities that are not readily mar-ketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) except for the Money Fund, futures contracts and options, to the ex-tent a liquid secondary market does not exist for the instruments, futures con-tracts and options thereon; (4) certain over-the-counter options; (5) for the Money Fund and Growth & Income Fund certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not regis-tered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A securities is determined to be illiquid under guidelines established by the Board of Trustees, that investment will be included within the 15%/10% lim-itation, as applicable, on investments in illiquid securities.

Securities transactions and investment income:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the ac-crual basis and consists of interest accrued and, if applicable, discount ac-creted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line meth-ods. Premiums and discount on mortgage-backed securities are amortized or ac-creted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are re-corded as soon as the Funds are informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and distributions to shareholders:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Bond Funds and each of the Balanced, Flexible Income and Income Portfolios are declared and paid quarterly. Dividends from net investment income of the Equity Funds and the Strategic Growth and Conservative Growth Portfolios are notes to financial statements (continued)

WM Variable Trust
declared and paid annually. Distributions of any net long-term capital gains earned by a Fund or Portfolio are made annually. Distributions of any net short-term capital gains earned by a Fund or Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the applica-tion of a 4% non-deductible excise tax on certain undistributed amounts of or-dinary income and capital gains. Income distributions and capital gain distri-butions are determined in accordance with income tax regulations which may dif-fer from generally accepted accounting principles. These differences are pri-marily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterizations of distri-butions made by each Fund or Portfolio as a whole. Net investment income per share calculations in the financial highlights for the year ended December 31, 1998 exclude these adjustments:

                                             Increase/(Decrease) Increase/(Decrease)
                                              Undistributed Net      Accumulated
                         Increase/(Decrease)     Investment         Net Realized
                           Paid-in Capital      Income/(Loss)        Gain/(Loss)
                         ------------------- ------------------- -------------------
Money Market Fund.......       $  (983)          $      983          $        --
Short Term High Quality
 Bond Fund..............            --              (93,520)              93,520
U.S. Government
 Securities Fund........          (915)             (19,953)              20,868
Income Fund.............          (932)             (16,182)              17,114
Growth Fund.............          (932)             610,738             (609,806)
Emerging Growth Fund....            --              151,824             (151,824)
International Growth
 Fund...................          (932)           1,333,807           (1,332,875)
Strategic Growth
 Portfolio..............        (4,006)              92,370               88,364
Conservative Growth
 Portfolio..............        (4,006)             197,840             (193,834)
Balanced Portfolio......        (4,006)             181,456             (177,450)
Flexible Income
 Portfolio..............         2,334                1,240               (3,574)
Income Portfolio........           (23)                 645                 (622)

Federal Income Taxes:

It is each Fund's and Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

Expenses:

Expenses that are directly related to one of the Funds or Portfolios are charged directly to that Fund or Portfolio. General expenses of the Trust are allocated to the Funds or Portfolios based upon the relative net assets of each Fund or Portfolio. In addition, the Portfolios will indirectly bear their pro-rated share of expenses of the Underlying Funds.

Other:

The Bond Funds may purchase floating rate, inverse floating rate and variable rate obligations. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of in-terest to which the inverse floater is indexed. The Fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Short Term High Quality Bond, U.S. Government Securities, Emerging Growth and Interna-tional Growth Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. The Money Fund and Growth & Income Fund may purchase variable rate demand notes. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Funds will be of comparable quality at the time of pur-chase to rated instruments that may be purchased by such Fund, as determined by the Advisor or Sub-advisor. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal and accrued interest on the note at any time and may resell the notes to financial statements (continued)

WM Variable Trust
note at any time to a third party. The absence of such an active secondary mar-ket, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its in-terest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accord-ingly, the duration of an inverse floater may exceed its stated final maturity.

3. Investment Advisory, Sub-Advisory, Administration Fees and Other
Transactions

WM Advisors serves as investment advisor to the Trust. Sierra Advisors served as investment advisor to the Trust prior to January 30, 1998. The Advisor is entitled to a monthly fee based on a percentage of the average daily net assets of each Fund at the following annual rates:

                                                         Fees on
                                                        Net Assets    Fees on
                                                         Equal to    Net Assets
                                                       or Less Than  Exceeding
Name of Fund                                           $500 million $500 million
------------                                           ------------ ------------
Money Market Fund.....................................     .500%        .400%
U.S. Government Securities Fund.......................     .600%        .500%
Income Fund...........................................     .650%        .500%
Bond & Stock Fund.....................................     .625%        .500%
Northwest Fund........................................     .625%        .500%

                                          Fees on
                                         Net Assets
                           Fees on       Exceeding
                          Net Assets  $200 million and   Fees on
                           Equal to     Equal to or     Net Assets
                         or Less Than    Less Than      Exceeding
                         $200 million   $500 million   $500 million
                         ------------ ---------------- ------------
Short Term High Quality
 Bond Fund..............     .500%          .450%          .400%
                                          Fees on        Fees on      Fees on
                                         Net Assets     Net Assets   Net Assets
                           Fees on       Exceeding      Exceeding    Exceeding
                          Net Assets    $100 million   $200 million $400 million   Fees on
                           Equal to     and Equal to   and Equal to and Equal to  Net Assets
                         or Less Than   or Less Than   or Less Than or Less Than  Exceeding
                         $100 million   $200 million   $400 million $500 million $500 million
                         ------------ ---------------- ------------ ------------ ------------
Growth & Income Fund....     .800%          .750%          .700%        .650%        .575%
                           Fees on
                          Net Assets      Fees on
                           Equal to      Net Assets
                         or Less Than    Exceeding
                         $25 million    $25 million
                         ------------ ----------------
Growth Fund.............     .950%          .875%
                                          Fees on
                                         Net Assets
                           Fees on       Exceeding
                          Net Assets    $25 million      Fees on
                           Equal to     and Equal to    Net Assets
                         or Less Than   or Less Than    Exceeding
                         $25 million    $500 million   $500 million
                         ------------ ---------------- ------------
Emerging Growth Fund....     .900%          .850%          .750%
                                          Fees on
                                         Net Assets
                           Fees on       Exceeding
                          Net Assets    $50 million      Fees on
                           Equal to     And Equal to    Net Assets
                         or Less Than   or Less Than    Exceeding
                         $50 million    $125 million   $125 million
                         ------------ ---------------- ------------
International Growth
 Fund...................     .950%          .850%          .750%

As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' invest-ment policies, analyzes economic and market trends, exercises investment dis-cretion over the assets of notes to financial statements (continued)

WM Variable Trust

the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfo-lios, WM Advisors is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of each Portfolio's average daily net as-sets.

WM Shareholder Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to each Fund and Port-folio. For it's services as administrator, each Fund or Portfolio pays the Ad-ministrator a monthly fee of 0.18% and 0.15% respectively, of the value of each Fund's or Portfolio's average daily net assets. Prior to January 30, 1998, Si-erra Fund Administration Corporation served as administrator to the Portfolios for the same fee.

The Advisor has agreed to waive a portion of its management fees and/or reim-burse expenses for the year ended December 31, 1998. Fees voluntarily waived and expenses absorbed by WM Advisors for the year ended December 31, 1998 are as follows:

Name of Fund                                       Fees Waived Expenses Absorbed
------------                                       ----------- -----------------
Money Market Fund.................................   $55,203        $   --
Bond & Stock Fund.................................     6,017          3,330
Northwest Fund....................................     5,624          5,568
International Growth Fund.........................    63,407            --
Strategic Growth Portfolio........................     2,303          7,063
Conservative Growth Portfolio.....................     4,897          3,958
Balanced Portfolio................................     5,610          3,592
Flexible Income Portfolio.........................       329          3,325
Income Portfolio..................................       240         11,567

Custodian fees for certain of the Funds and Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds and Portfolios could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 1998 are shown separately in the Statement of Operations.

4. Trustees' Fees

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee to the Trust. The Trust, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its sub-sidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commis-sion, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accor-dance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred compensation accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to Plan participants are paid solely out of the Trusts' assets.

notes to financial statements (continued)

WM Variable Trust

5. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, exclud-ing U.S. Government and short-term investments, for the year ended December 31, 1998 were as follows:

Name of Fund                                           Purchases      Sales
------------                                          ------------ ------------
Short Term High Quality Bond Fund.................... $ 17,624,900 $  2,614,479
U.S. Government Securities Fund......................         --      7,420,988
Income Fund..........................................    2,164,584    2,917,331
Growth & Income Fund.................................   89,298,626   84,393,320
Growth Fund..........................................  142,826,532  173,868,731
Bond & Stock Fund....................................    1,509,292      150,811
Northwest Fund.......................................    2,008,433      309,756
Emerging Growth Fund.................................   41,608,840   46,487,224
International Growth Fund............................   76,192,709   64,510,296
Strategic Growth Portfolio...........................    4,813,636      895,493
Conservative Growth Portfolio........................    9,985,324    1,678,131
Balanced Portfolio...................................   10,097,924    1,874,513
Flexible Income Portfolio............................    1,037,820      273,059
Income Portfolio.....................................    1,039,263      200,167

The aggregate cost of purchases and proceeds from sales of U.S. Government se-curities, excluding short-term investments, for the year ended December 31, 1998 were as follows:

Name of Fund                                             Purchases     Sales
------------                                            ----------- -----------
Short Term High Quality Bond Fund...................... $ 7,548,516 $ 4,318,455
U.S. Government Securities Fund........................  11,412,635  35,135,896
Income Fund............................................        --     1,262,005
Growth & Income Fund...................................     692,560     730,078
Bond & Stock Fund......................................     562,075     165,113

At December 31, 1998, aggregate gross unrealized appreciation for all securi-ties in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                        Tax Basis    Tax Basis
                                                        Unrealized   Unrealized
Name of Fund                                           Appreciation Depreciation
------------                                           ------------ ------------
Short Term High Quality Bond Fund..................... $   288,220   $   64,948
U.S. Government Securities Fund.......................   2,517,432       51,278
Income Fund...........................................   3,110,585      779,033
Growth & Income Fund..................................  25,971,488    7,036,033
Growth Fund...........................................  50,994,742      967,909
Bond & Stock Fund.....................................     142,904       78,434
Northwest Fund........................................     354,131      110,071
Emerging Growth Fund..................................   7,725,612    3,678,656
International Growth Fund.............................   7,843,650    4,409,021
Strategic Growth Portfolio............................     501,948       72,779
Conservative Growth Portfolio.........................     575,198      154,852
Balanced Portfolio....................................     594,616      168,964
Flexible Income Portfolio.............................      23,179        4,501
Income Portfolio......................................        --          9,332

notes to financial statements (continued)

WM Variable Trust

Information regarding dollar roll transactions by the U.S. Government Securi-ties Fund is as follows:

                                                                 U.S. Government
Dollar Roll Transactions:                                        Securities Fund
-------------------------                                        ---------------
Maximum amount outstanding during the year......................   $7,213,723
Average amount outstanding during the year*.....................   $  374,511
Average monthly shares outstanding during the year..............    5,304,453
Average debt per share outstanding during the year..............   $     0.07

-------------
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1998.

Fee income earned for the year ended December 31, 1998 by the U.S. Government Securities Fund for dollar roll transactions aggregated $3,422.

Information regarding reverse repurchase agreement transactions by the U.S. Government Securities Fund is as follows:

Reverse Repurchase Agreements:
------------------------------
Maximum amount outstanding during the year......................... $20,698,000
Average amount outstanding during the year*........................ $   923,776
Average monthly shares outstanding during the year.................   5,304,453
Average debt per share outstanding during the year................. $      0.17

-------------
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1998.

Interest rates ranged from 5.40% to 6.30% during the year. Interest paid for the year ended December 31, 1998, on borrowings by the U.S. Government Fund un-der reverse repurchase agreements aggregated $68,542.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

7. Organization Costs

Expenses incurred in connection with the organization of the Money Market, Short Term High Quality Bond, U.S. Government Securities, Income, Growth and International Growth Funds and the Portfolios, including the fees and expenses of registering and qualifying each Fund's and Portfolio's shares for distribu-tion under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Fund and Portfolio. In the event any of the initial shares of a Fund or Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same pro-portion as the number of shares being redeemed bears to the number of initial shares of such Fund or Portfolio outstanding at the time of such redemption.

8. Capital Loss Carryforwards

As of December 31, 1998, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Name of Fund             Expiring in 2002 Expiring in 2003 Expiring in 2004 Expiring in 2005 Expiring in 2006
------------             ---------------- ---------------- ---------------- ---------------- ----------------
Money Market Fund.......      $  --          $      --         $    --          $    --         $      425
Short Term High Quality
 Bond Fund..............      87,775             71,035         241,115           75,877             1,627
U.S. Government
 Securities Fund........         --           1,079,738             --           160,620               --
Income Fund.............         --           1,172,218         878,516          144,318               --
Bond & Stock Fund.......         --                 --              --               --                215
International Growth
 Fund...................         --                 --              --               --          5,783,082

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

notes to financial statements (continued)

WM Variable Trust

9. Geographic and Industry Concentration and Risk Factors

All Funds, except the U.S. Government Securities Fund, may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

In addition, the Money Fund may invest at least 25% of its assets in bank obli-gations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associ-ated with interest rate volatility, changes in Federal and state laws and regu-lations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks simi-lar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

Investing in the Underlying Funds through the Portfolios involves certain addi-tional expenses and tax results that would not be present in a direct invest-ment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until WM Advisors determines that it is appropriate to dispose of such se-curities.

Certain Underlying Funds may: invest a portion of their assets in foreign secu-rities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures con-tracts, and options on such contracts; enter into interest rate swaps or pur-chase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Northwest Fund concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Fund is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the Growth Fund and as much as 50% of its total assets in the Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total as-sets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios invest as much as 50% of their total assets in the Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securi-ties in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the International Growth Fund, which in-vests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with invest-ing in foreign securities including those resulting from future adverse politi-cal and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, WM Advisors serves as, the investment advi-sor of each underlying fund and Portfolio. Conflicts may arise as the Advisor seeks to fulfill its fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive addi-tional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse ef-fects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not other-wise do so. These transactions could also have tax consequences if sales of se-curities resulted in gains and could also increase transaction costs. The Advi-sors is committed to minimizing the impact of Portfolio transactions on the Un-derlying Funds. The Advisor will nevertheless face conflicts in fulfilling its respective responsibilities.

notes to financial statements (continued)

WM Variable Trust
10. Reorganization

On January 30, 1998, the Short Term High Quality Bond Fund acquired the assets and certain liabilities of the Short Term Global Government Fund, in a taxable exchange for shares of the Short Term High Quality Bond Fund, pursuant to a plan of reorganization approved by the Short Term Global Government Fund's shareholders. Total shares issued by, the value of the shares issued by, and the total net assets of the Short Term High Quality Bond Fund were $6,827,201, $16,658,370 and $11,943,903 respectively. The total net assets of the Short Term Global Government Fund were $16,658,370. The total net assets of the Short Term High Quality Bond Fund after the acquisition were $28,602,273.

independent auditors' report

To the Trustees and Shareholders of
 WM Variable Trust:

We have audited the accompanying statements of assets and liabilities of WM Variable Trust (the "Trust") (including WM Variable Trust Money Market Fund, WM Variable Trust Short Term High Quality Bond Fund, WM Variable Trust U.S. Gov-ernment Securities Fund, WM Variable Trust Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust Growth Fund, WM Variable Trust Bond & Stock Fund, WM Variable Trust Northwest Fund, WM Variable Trust Emerging Growth Fund, WM Variable Trust International Growth Fund, WM Variable Trust Strategic Growth Portfolio, WM Variable Trust Conservative Growth Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Flexible Income Portfolio and WM Variable Trust Income Portfolio), including the portfolios of investments, as of December 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial state-ments and financial highlights are the responsibility of the Trust's manage-ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Trust for the year ended December 31, 1997 and financial highlights for the four years ended December 31, 1997 were audited by other auditors whose report, dated February 20, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at Decem-ber 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An au-dit also includes assessing the accounting principles used and significant es-timates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of De-cember 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with gener-ally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
February 5, 1999

92